


                                  INTERCONNECTION
                                     AGREEMENT


                                      BETWEEN

                           U S WEST COMMUNICATIONS, INC.

                                        AND

                                     ACI, CORP.

                                        FOR

                                   --------------



                                                                         PAGE i

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                                  TABLE OF CONTENTS
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
1.   RECITALS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

2.   SCOPE OF AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7

3.   DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .8

4.   RATES AND CHARGES  GENERALLY. . . . . . . . . . . . . . . . . . . . . . . . . 13

5.   RECIPROCAL TRAFFIC EXCHANGE . . . . . . . . . . . . . . . . . . . . . . . . . 13

     5.1 SCOPE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

     5.2 TRAFFIC TYPES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13

     5.3 TYPES OF EXCHANGED TRAFFIC. . . . . . . . . . . . . . . . . . . . . . . . 14

     5.4 RATE STRUCTURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

     5.5 LIS INTERFACE CODE AVAILABILITY AND OPTIONAL FEATURES . . . . . . . . . . 18

     5.6 MEASURING LOCAL INTERCONNECTION MINUTES . . . . . . . . . . . . . . . . . 19

     5.7 TESTING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

     5.8 ORDERING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

     5.9 BILLING ARRANGEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . 21

     5.10 MILEAGE MEASUREMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . 22

     5.11 CONSTRUCTION CHARGES . . . . . . . . . . . . . . . . . . . . . . . . . . 22

6.   INTERCONNECTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

     6.1 DEFINITION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

     6.2 MID-SPAN MEET POI . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

     6.3 COLLOCATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

     6.4 ENTRANCE FACILITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23

     6.5 QUALITY OF INTERCONNECTION. . . . . . . . . . . . . . . . . . . . . . . . 23

     6.6 POINTS OF INTERFACE (POI) . . . . . . . . . . . . . . . . . . . . . . . . 23

                                                                        PAGE ii

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                                  TABLE OF CONTENTS

     6.7 TRUNKING REQUIREMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . 23

     6.8 INTERCONNECTION FORECASTING . . . . . . . . . . . . . . . . . . . . . . . 25

     6.9 SERVICE INTERRUPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 26

7.   COLLOCATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

     7.1.1 DESCRIPTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27

     7.2. TERMS AND CONDITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . 28

     7.3. RATE ELEMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35

     7.4. ORDERING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 39

     7.5. BILLING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 41

     7.6. MAINTENANCE AND REPAIR . . . . . . . . . . . . . . . . . . . . . . . . . 41

8.   UNBUNDLED ACCESS/ELEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . 42

     8.1 GENERAL TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 42

     8.2 DESCRIPTION OF UNBUNDLED ELEMENTS . . . . . . . . . . . . . . . . . . . . 43

9.   ANCILLARY SERVICES AND ARRANGEMENTS . . . . . . . . . . . . . . . . . . . . . 50

     9.1 SIGNALING ACCESS TO CALL-RELATED DATABASES. . . . . . . . . . . . . . . . 50

     9.2 INTERIM NUMBER PORTABILITY. . . . . . . . . . . . . . . . . . . . . . . . 51

     9.3 911/E-911 SERVICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . 57

     9.4 DIRECTORY ASSISTANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . 60

     9.5 WHITE PAGES DIRECTORY LISTINGS. . . . . . . . . . . . . . . . . . . . . . 60

     9.6 BUSY LINE VERIFY AND BUSY LINE INTERRUPT SERVICES . . . . . . . . . . . . 63

     9.7 TOLL AND ASSISTANCE OPERATOR SERVICES . . . . . . . . . . . . . . . . . . 64

     9.8 INTERCONNECTION TO LINE INFORMATION DATA BASE (LIDB). . . . . . . . . . . 65

     9.9 ACCESS TO POLES, DUCTS, CONDUITS, AND RIGHTS OF WAY . . . . . . . . . . . 66

     9.10 MISCELLANEOUS ANCILLARY SERVICES.. . . . . . . . . . . . . . . . . . . . 66

                                                                       PAGE iii

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                                  TABLE OF CONTENTS

10.  ACCESS TO OPERATIONAL SUPPORT SYSTEMS (OSS) . . . . . . . . . . . . . . . . . 66

     10.1 OPERATIONAL SYSTEMS INTERFACES - INTERFACE IMPLEMENTATION TIMETABLE 66

     10.2 OSS INTERFACE DESIGN . . . . . . . . . . . . . . . . . . . . . . . . . . 67

     10.3 ACCESSIBLE OSS FUNCTIONS . . . . . . . . . . . . . . . . . . . . . . . . 67

     10.4 BILLING INTERFACES . . . . . . . . . . . . . . . . . . . . . . . . . . . 72

     10.5 COMPENSATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 73

11.  RESALE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 74

     11.1 DESCRIPTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 74

     11.2 SCOPE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 74

     11.3 ORDERING AND MAINTENANCE . . . . . . . . . . . . . . . . . . . . . . . . 74

     11.4 ACI RESPONSIBILITIES . . . . . . . . . . . . . . . . . . . . . . . . . . 77

     11.5 RATES AND CHARGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . 78

     11.6 COLLATERAL AND TRAINING. . . . . . . . . . . . . . . . . . . . . . . . . 80

     11.7 DIRECTORY LISTINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . 81

     11.8 BILLING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81

     11.9 DEPOSIT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 81

     11.10 PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 82

12.  ACCESS TO TELEPHONE NUMBERS . . . . . . . . . . . . . . . . . . . . . . . . . 83

     12.1 NUMBER RESOURCES ARRANGEMENTS. . . . . . . . . . . . . . . . . . . . . . 83

13.  DIALING PARITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 84

14. U S WEST DEX ISSUES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 84

15. ACCESS TO DATABASES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 84

16. NOTICE OF CHANGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 84

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                                  TABLE OF CONTENTS

17.  REFERRAL ANNOUNCEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . 84

18.  COORDINATED REPAIR CALLS. . . . . . . . . . . . . . . . . . . . . . . . . . . 85

19.  BONA FIDE REQUEST PROCESS . . . . . . . . . . . . . . . . . . . . . . . . . . 85

20.  AUDIT PROCESS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 87

21.  AUDIOTEXT AND MASS ANNOUNCEMENT SERVICES. . . . . . . . . . . . . . . . . . . 89

22.  LOCAL INTERCONNECTION DATA EXCHANGE FOR BILLING . . . . . . . . . . . . . . . 89

23.  CONSTRUCTION CHARGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 90

24.  SERVICE PERFORMANCE RESULTS . . . . . . . . . . . . . . . . . . . . . . . . . 91

25.  IMPLEMENTATION SCHEDULE . . . . . . . . . . . . . . . . . . . . . . . . . . . 94

26.  MISCELLANEOUS TERMS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 95

     26.1 GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . 95

     26.2 TERM OF AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . 95

     26.3 PAYMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 96

     26.4 TAXES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 97

     26.5 FORCE MAJEURE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 97

     26.6 LIMITATION OF LIABILITY. . . . . . . . . . . . . . . . . . . . . . . . . 97

     26.7 INDEMNITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 98

     26.8 INTELLECTUAL PROPERTY. . . . . . . . . . . . . . . . . . . . . . . . . . 99

     26.9 WARRANTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .101

     26.10 ASSIGNMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .101

     26.11 DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .102

     26.12 DISCLAIMER OF AGENCY. . . . . . . . . . . . . . . . . . . . . . . . . .102

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     26.13 SEVERABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .102

     26.14 NONDISCLOSURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . .102

     26.15 SURVIVAL. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .104

     26.16 DISPUTE RESOLUTION. . . . . . . . . . . . . . . . . . . . . . . . . . .104

     26.17 CONTROLLING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . .105

     26.18 JOINT WORK PRODUCT. . . . . . . . . . . . . . . . . . . . . . . . . . .105

     26.19 RESPONSIBILITY FOR ENVIRONMENTAL CONTAMINATION. . . . . . . . . . . . .105

     26.20 NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .105

     26.21 RESPONSIBILITY OF EACH PARTY. . . . . . . . . . . . . . . . . . . . . .106

     26.22 NO THIRD PARTY BENEFICIARIES. . . . . . . . . . . . . . . . . . . . . .106

     26.23 REFERENCED DOCUMENTS. . . . . . . . . . . . . . . . . . . . . . . . . .106

     26.24 PUBLICITY AND ADVERTISING . . . . . . . . . . . . . . . . . . . . . . .107

     26.25 AMENDMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .107

     26.26 EXECUTED IN COUNTERPARTS. . . . . . . . . . . . . . . . . . . . . . . .107

     26.27 HEADINGS OF NO FORCE OR EFFECT. . . . . . . . . . . . . . . . . . . . .107

     26.28 CANCELLATION CHARGES. . . . . . . . . . . . . . . . . . . . . . . . . .107

     26.29 REGULATORY APPROVAL . . . . . . . . . . . . . . . . . . . . . . . . . .107

     26.30 COMPLIANCE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .108

     26.31 COMPLIANCE WITH THE COMMUNICATIONS LAW ENFORCEMENT ACT OF 1994
     ("CALEA") . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .108

     26.32 COOPERATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .108

     26.33 ENTIRE AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . .108

                                                                        PAGE vi

                             INTERCONNECTION AGREEMENT

       This Interconnection Agreement, made as of the __ day of _____, 1998, is between ACI, CORP. ("ACI"), a Delaware corporation and U S WEST COMMUNICATIONS, INC. ("USWC"), a Colorado corporation.


1.     RECITALS


       1.1 Pursuant to this Interconnection Agreement ("Agreement"), ACI, Corp. ("ACI"), a Competitive Local Exchange Carrier and USWC (collectively, "the Parties") will extend certain arrangements to one another within each LATA in which they both operate within the state of ________. This Agreement includes terms, conditions, and prices for network interconnection, access to unbundled network elements, ancillary network services, and retail services available for resale. It will be submitted to the __________________________________________
                __________.   Notwithstanding this mutual commitment, however,
                the Parties enter into this Agreement without prejudice to any positions they have taken previously, or may take in the future in any legislative, regulatory, or other public forum addressing any matters, including matters related to the types of arrangements prescribed by this Agreement.

       1.2 The Parties have agreed to certain provisions in this Agreement, based, in large part, on the existing state of the law, rules, regulations and interpretations thereof, as of the date hereof (the "Existing Rules"). To the extent that certain of the Existing Rules are changed and modified, and it reasonably appears that the Parties would have negotiated and agreed to different term(s), condition(s), or covenant(s) than as contained herein had such change or modification been in existence before execution hereof, then this Agreement shall be amended to reflect such different term(s), condition(s), or covenant(s). Where the Parties fail to agree upon such an amendment, it shall be resolved in accordance with the Dispute Resolution provision of this Agreement.

2.     SCOPE OF AGREEMENT

       2.1 This Agreement sets forth the terms, conditions and prices under which USWC agrees to provide (a) services for resale (hereinafter referred to as "Local Services") (b) certain unbundled network elements, ancillary functions and additional features to ACI (hereinafter collectively referred to as "Network Elements"). The Agreement also sets forth the terms, conditions and prices under which the Parties agree to provide interconnection and reciprocal compensation for the exchange of local traffic between USWC and ACI for purposes of offering telecommunications services. Unless otherwise provided in this Agreement, the Parties will perform all of their obligations hereunder throughout, to the extent provided in the Appendices attached hereto. The Agreement includes all accompanying Appendices.

       2.2 In the performance of their obligations under this Agreement, the Parties shall act in good faith and consistently with the intent of the Act. Where notice, approval or similar action by a Party is permitted or required by any provision of this Agreement, (including, without limitation, the obligation of the Parties to further negotiate the resolution of new or open issues under this Agreement) such action shall not be unreasonably delayed, withheld or conditioned.

3.     DEFINITIONS

       3.1 "Access Service Request" or "ASR" means the industry standard forms and supporting documentation used for ordering Access Services. The ASR will be used to order trunking and facilities between ACI and USWC for Local Interconnection Service.

       3.2 "Access Services" refers to the tariffed interstate and intrastate switched access and private line transport services offered for the origination and/or termination of interexchange traffic (see each Party's appropriate state and interstate access tariffs).

       3.3 "Act" means the Communications Act of 1934 (47 U.S.C. 151 et. seq.), as amended by the Telecommunications Act of 1996, and as from time to time interpreted in the duly authorized rules and regulations of the FCC or a Commission within its state of jurisdiction.

       3.4 "Automatic Number Identification" or "ANI" means a Feature Group D signaling parameter which refers to the number transmitted through a network identifying the billing number of the calling party.

       3.5 "Basic Exchange Switched Features" are optional end user switched services that include, but are not necessarily limited to: Automatic Call Back; Call Trace; Caller ID and Related Blocking Features; Distinctive Ringing/Call Waiting; Selective Call Forward; Selective Call Rejection.

       3.6 "Basic Exchange Telecommunications Service" means a service offered to end users which provides the end user with a telephonic connection to, and a unique local telephone number address on, the public switched telecommunications network, and which enables such end user to generally place calls to, or receive calls from, other stations on the public switched telecommunications network. Basic residence and business line services are Basic Exchange Telecommunications Services. As used solely in the context of this statement and unless otherwise agreed, Basic Exchange Telecommunications Service includes access to ancillary services such as 911, directory assistance and operator services.

       3.7 "BLV/BLVI Traffic" means an operator service call in which the caller inquires as to the busy status of or requests an interruption of a call on another end user's Basic Exchange Telecommunications Service line.

       3.8 "Calling Party Number" or "CPN" is a Common Channel Signaling ("CCS") parameter which refers to the number transmitted through a network identifying the calling party. Reference Technical Pub. 77342.

       3.9 "Central Office Switch" means a switch used to provide telecommunications services, including, but not limited to:

                3.9.1 "End Office Switches" which are used to terminate end user station loops for the purpose of interconnecting to each other and to trunks; and

                3.9.2 "Tandem Office Switches" which are used to connect and switch trunk circuits between and among other Central Office Switches. Access tandems provide connections for exchange access and toll traffic while local tandems provide connections for local/EAS traffic.

       3.10 "Collocation" means an arrangement whereby one Party's (the "Collocating Party") facilities are terminated in its equipment necessary for Interconnection or for access to Network Elements on an unbundled basis which has been installed and maintained at the premises of a second Party (the "Housing Party"). Collocation may be "physical" or "virtual". In "Physical Collocation," the Collocating Party installs and maintains its own equipment in the Housing Party's premises. In "Virtual Collocation," the Housing Party installs and maintains the Collocating Party's equipment in the Housing Party's premises.

       3.11     "Commission" means the Public Utilities Commission of  _________

       3.12 "Common Channel Signaling" or "CCS" means a method of digitally transmitting call set-up and network control data over a special signaling network fully separate from the public voice switched network elements that carry the actual call. The CCS used by the Parties shall be Signaling System 7.

       3.13 "Co-Provider" means an entity authorized to provide Local Exchange Service that does not otherwise qualify as an incumbent Local Exchange Carrier ("LEC").

       3.14 "Digital Signal Level" means one of several transmission rates in the time division multiplexing hierarchy.

       3.15 "Digital Signal Level 0" or "DS0" means the 64 Kbps zero-level signal in the time-division multiplex hierarchy.

       3.16 "Digital Signal Level 1" or "DS1" means the 1.544 Mbps first-level signal in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS1 is the initial level of multiplexing.

       3.17 "Digital Signal Level 3" or "DS3" means the 44.736 Mbps third-level in the time-division multiplex hierarchy. In the time-division multiplexing hierarchy of the telephone network, DS3 is defined as the third level of multiplexing.

       3.18 "Exchange Message Record" or "EMR" is the standard used for exchange of telecommunications message information between telecommunications providers for billable, non-billable, sample, settlement and study data. EMR format is contained in BR-010-200-010 CRIS Exchange Message Record, a

                Bellcore document that defines industry standards for exchange message records.

       3.19 "Extended Area Service (EAS)/Local Traffic" means traffic that is originated by an end user of one Party and terminates to an end user of the other Party as defined in accordance with USWC's then current EAS/local serving areas, as determined by the Commission.

       3.20 "Integrated Digital Loop Carrier" means a subscriber loop carrier system, which integrates within the switch at a DS1 level (twenty-four (24) local Loop transmission paths combined into a 1.544 Mbps digital signal).

       3.21 "Interconnection" is the linking of the USWC and Co-Provider networks for the mutual exchange of traffic and for Co-Provider access to unbundled Network Elements. Interconnection does not include the transport and termination of traffic. Interconnection is provided by Virtual or Physical Collocation, entrance facilities or Mid-Span Meet arrangements.

       3.22 "Interexchange Carrier" or "IXC" means a carrier that provides, directly or indirectly, interLATA or IntraLATA Toll services.

       3.23 "IntraLATA Toll" is defined in accordance with USWC's current intraLATA toll serving areas, as determined by the Commission.

       3.24 "Local Loop Transmission" or "Loop" means the entire transmission path which extends from the network interface or demarcation point at an end user's premises to the Main Distribution Frame or other designated frame or panel in a Party's Wire Center which serves the end user.

       3.25 "Main Distribution Frame" or "MDF" means the distribution frame of the Party providing the Loop used to interconnect cable pairs and line and trunk equipment terminals on a switching system.

       3.26 "MECAB" refers to the Multiple Exchange Carrier Access Billing (MECAB) document prepared by the Billing Committee of the Ordering and Billing Forum (OBF), that functions under the auspices of the Carrier Liaison Committee of the Alliance for Telecommunications Industry Solutions. The MECAB document, published by Bellcore as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of an Access Service provided by two or more LECs (including a LEC and a Co-Provider) or by one LEC in two or more states within a single LATA.

       3.27 "MECOD" refers to the Multiple Exchange Carriers Ordering and Design (MECOD) Guidelines for Access Services - Industry Support Interface, a document developed by the Ordering/Provisioning Committee under the auspices of the Ordering and Billing Forum (OBF), that functions under the auspices of the Carrier Liaison Committee of the Alliance for Telecommunications Industry Solutions. The MECOD document, published by

                Bellcore as Special Report SR STS-002643, establishes recommended guidelines for processing orders for Access Service that is to be provided by two or more LECs (including a LEC and a Co-Provider). It is published by Bellcore as SRBDS 00983.

       3.28 "Meet-Point Billing" or "MPB" refers to an arrangement whereby two LECs (including a LEC and Co-Provider) jointly provide Switched Access Service to an Interexchange Carrier, with each LEC (or Co-Provider) receiving an appropriate share of the transport element revenues as defined by their effective access tariffs.

       3.29 "Mid-Span Meet" is a Point of Interconnection between two networks, designated by two Telecommunications Carriers, at which one carrier's responsibility for service begins and the other carrier's responsibility ends.

       3.30 "North American Numbering Plan" or "NANP" means the numbering plan used in the United States that also serves Canada, Bermuda, Puerto Rico and certain Caribbean Islands. The NANP format is a 10-digit number that consists of a 3-digit NPA code (commonly referred to as the area code), followed by a 3-digit NXX code and 4-digit line number.

       3.31 "NXX" means the fourth, fifth and sixth digits of a ten-digit telephone number.

       3.32 "Party" means either USWC or ACI and "Parties" means USWC and ACI.

       3.33 "Point of Interface", "Point of Interconnection", or "POI" is a mutually agreed upon point of demarcation where the exchange of traffic between two LECs (including a LEC and a Co-Provider) takes place.

       3.34 "Port" means a termination on a Central Office Switch that permits end users to send or receive telecommunications services over the public switched network, but does not include switch features or switching functionality.

       3.35 "Rate Center" means the specific geographic point and corresponding geographic area which are associated with one or more particular NPA-NXX codes which have been assigned to a LEC (or Co-Provider) for its provision of basic exchange telecommunications services. The "rate center point" is the finite geographic point identified by a specific V & H coordinate, which is used to measure distance-sensitive end user traffic to/from, the particular NPA-NXX designations associated with the specific Rate Center. The "rate center area" is the exclusive geographic area identified as the area within which the LEC (or Co-Provider) will provide Basic Exchange Telecommunications Service bearing the particular NPA-NXX designations associated with the specific Rate Center. The Rate Center point must be located within the Rate Center area.

       3.36 "Reseller" is a category of local exchange service provider that obtains dial tone and associated telecommunications services from another provider through the purchase of bundled finished services for resale to its end users.

       3.37 "Routing Point" means a location that a LEC or Co-Provider has designated on its own network as the homing (routing) point for traffic, bearing a certain NPA-NXX designation, that is inbound to Basic Exchange Telecommunications Services provided by the LEC or Co-Provider. The Routing Point is employed to calculate mileage measurements for the distance-sensitive transport element charges of Switched Access Services. Pursuant to Bellcore Practice BR 795-100-100, the Routing Point may be an "End Office" location, or a "LEC Consortium Point of Interconnection". Pursuant to that same Bellcore Practice, examples of the latter shall be designated by a common language location identifier (CLLI) code with (x)KD in positions 9, 10, 11, where (x) may be any alphanumeric A-Z or 0-9. The above referenced Bellcore document refers to the Routing Point as the Rating Point. The Rating Point/Routing Point must be located within the rate center area.

       3.38 "Service Control Point" or "SCP" means a signaling end point that acts as a database to provide information to another signaling end point (i.e., Service Switching Point or another
                SCP) for processing or routing certain types of network calls. A query/response mechanism is typically used in communicating with an SCP.

       3.39 "Signaling Transfer Point" or "STP" means a signaling point that performs message routing functions and provides information for the routing of messages between signaling end points. An STP transmits, receives and processes Common Channel Signaling ("CCS") messages.

       3.40 "Switched Access Service" means the offering of transmission or switching services to Telecommunications Carriers for the purpose of the origination or termination of telephone toll service. Switched Access Services include: Feature Group A, Feature Group B, Feature Group D, 800/888 access, and 900 access and their successors or similar Switched Access services.

       3.41 "Tariff" as used throughout this Agreement refers to USWC interstate tariffs and state tariffs, price lists, price schedules and catalogs.

       3.42 "Telecommunications Carrier" means any provider of telecommunications services, except that such term does not include aggregators of telecommunications services (as defined in Section 226 of the Act). A Telecommunications Carrier shall be treated as a common carrier under the Act only to the extent that it is engaged in providing telecommunications services, except that the Commission shall determine whether the provision of fixed and mobile satellite service shall be treated as common carriage.

       3.43 "Traffic Type" is the characterization of intraLATA traffic as "local" (local includes EAS), or "toll" which shall be the same as the characterization established by the appropriate state commission for the incumbent LEC.

       3.44 "Wire Center" denotes a building or space within a building, that serves as an aggregation point on a given carrier's network, where transmission facilities are connected or switched. Wire Center can also denote a building where one or more Central Offices, used for the provision of Basic Exchange Telecommunications Services and Access Services, are located. However, for purposes of Collocation Service, Wire Center shall mean those points eligible for such connections as specified in the FCC Docket No. 91-141, and rules adopted pursuant thereto.

       3.45 Terms not otherwise defined here, but defined in the Act or in regulations implementing the Act, shall have the meaning defined there.


4.     RATES AND CHARGES GENERALLY

       4.1 Prices for termination and transport of traffic, Interconnection, access to unbundled Network Elements, and ancillary services are set forth in Appendix A.

       4.2 USWC's wholesale discounts for resale services are set forth in Appendix A.

       4.3 The underlying provider of a resold service shall be entitled to receive, from the purchaser of Switched Access, the appropriate access charges pursuant to its then effective Switched Access Tariff.


5.     RECIPROCAL TRAFFIC EXCHANGE

       5.1      SCOPE

                Reciprocal traffic exchange addresses the exchange of traffic between ACI end users and USWC end users. If such traffic is local, the provisions of this Agreement shall apply. Where either Party acts as an IntraLATA Toll provider or interLATA Interexchange Carrier (IXC) or where either Party interconnects and delivers traffic to the other from third parties, each Party shall bill such third parties the appropriate charges pursuant to its respective tariffs or contractual offerings for such third party terminations. Absent a separately negotiated agreement to the contrary, the Parties will directly exchange traffic between their respective networks, without the use of third party transit providers.

       5.2      TRAFFIC TYPES

                The Traffic Types to be exchanged under this Agreement include:

                5.2.1    EAS/Local Traffic as defined above.

                5.2.2    IntraLATA Toll traffic as defined above.

                5.2.3 Switched Access traffic, or interLATA toll traffic, as specifically defined in USWC's state and interstate Switched Access Tariffs, and generally identified as that traffic that originates at one of the Party's end users and terminates at an IXC point of presence, or originates at an IXC point of presence and terminates at one of the Party's end users, whether or not the traffic transits the other Party's network.

                5.2.4 Transit traffic is any traffic other than Switched Access, that originates from one Telecommunications Carrier's network, transits another Telecommunications Carrier's network, and terminates to yet another Telecommunications Carrier's network.

                         Transit service provides the ability for a Telecommunications Carrier to use its connection to a local or access tandem for delivery of calls that originate with a Telecommunications Carrier and terminate to a company other than the tandem company, such as another Co-Provider, an existing LEC, or a wireless carrier. In these cases, neither the originating nor terminating end user is a customer of the tandem Telecommunications Carrier. The tandem Telecommunications Carrier will accept traffic originated by a Party and will terminate it at a Point of Interconnection with another local, intraLATA or interLATA network Telecommunications Carrier. This service is provided through local and access tandem switches.

                5.2.5 Ancillary traffic includes all traffic destined for ancillary services, or that may have special billing requirements, including, but not limited to the following:

                         5.2.5.1   Directory Assistance
                         5.2.5.2   911/E911
                         5.2.5.3 Operator call termination (busy line interrupt and verify)
                         5.2.5.4   800/888 database dip
                         5.2.5.5   LIDB
                         5.2.5.6   Information services requiring special
                                   billing.

                5.2.6 Unless otherwise stated in this Agreement, ancillary traffic will be exchanged in accordance with whether the traffic is EAS/Local, IntraLATA Toll, or Switched Access.

       5.3      TYPES OF EXCHANGED TRAFFIC

                5.3.1    Termination of Local Traffic.

                         Local traffic will be terminated as Local
                         Interconnection Service (LIS).

                5.3.2    Transport of Local Traffic

                         As negotiated between the Parties, the exchange of local traffic between the Parties may occur in several ways:

                         5.3.2.1 While the Parties anticipate the use of two way trunks for the delivery of local traffic, either Party may elect to provision its own one-way trunks for delivery of local traffic to be terminated on the other Party's network.

                         5.3.2.2 The Parties may elect to purchase transport services from each other or from a third party. Such transport delivers the originating Party's local traffic to the terminating Party's end office or tandem for call termination. Transport may be purchased as either tandem switched transport or direct trunk transport.

                         5.3.2.3 Based on forecasted traffic at ACI's busy hour in CCS, where there is a DS1's worth of traffic (512 CCS) between the ACI switch and a USWC end office, the traffic will be moved to a dedicated (i.e., direct) trunk group from the ACI switch directly to the USWC end office. To the extent that ACI has established a collocation arrangement at a USWC end office location, and has available capacity, the Parties agree that ACI shall provide two-way direct trunk facilities, when required, from that end office to the ACI switch. In all other cases, the direct facility may be provisioned by USWC or ACI or a third party. If both ACI and USWC desire to provision the facility and cannot otherwise agree, the Parties may agree to resolve the dispute through the submission of competitive bids.

                5.3.3    Transit Traffic.

                         5.3.3.1 USWC will accept traffic originated by ACI and will terminate it at a Point of Interconnection with another Co-Provider, LEC, IXC, or wireless carrier. USWC will provide this transit service through local and access tandem switches. ACI may also provide USWC with transit service.

                         5.3.3.2 To the extent technically feasible, the Parties involved in transporting transit traffic will deliver calls to each involved network with CCS/SS7 protocol and the appropriate ISUP/TCAP message to facilitate full interoperability and billing functions. In all cases, the originating company is responsible to follow the EMR standard and to exchange records with both the transiting company and the terminating company, to facilitate the billing process to the originating network.

                         5.3.3.3 The Parties will use industry standards developed to handle the provision and billing of Switched Access by multiple providers (MECAB, MECOD and the Parties' FCC tariffs), including the one-time provision of notification to ACI of the billing name, billing address and carrier identification codes of all Interexchange Carriers originating or terminating at each USWC access tandem.

                5.3.4    Toll Traffic.

                         Toll traffic routed to an access tandem, or directly routed to an end office, will be terminated as Switched Access Service. Traffic terminated at the access tandem will be routed to the end offices within the LATA that subtend the USWC access tandem switch. Switched Access Service also allows for termination at an end office or tandem via direct trunked circuits provisioned either by USWC or ACI.

       5.4      RATE STRUCTURE

                5.4.1    Local Traffic

                         5.4.1.1   Call Termination

                                   5.4.1.1.1        The Parties agree that call
                                                    termination rates as
                                                    described in Appendix A
                                                    will apply reciprocally for
                                                    the termination of
                                                    EAS/Local traffic per
                                                    minute of use.  If the
                                                    exchange of EAS/Local
                                                    traffic between the Parties
                                                    is within +/- 5% of balance
                                                    (as measured monthly), the
                                                    Parties agree that their
                                                    respective call termination
                                                    charges will offset one
                                                    another, and no
                                                    compensation will be paid.
                                                    The Parties agree to
                                                    perform monthly joint
                                                    traffic audits, based upon
                                                    mutually agreeable
                                                    measurement criteria and
                                                    auditing standards.  In the
                                                    event that the exchange of
                                                    traffic is not in balance
                                                    as described above, the
                                                    call termination charges in
                                                    Appendix A will apply.

                                   5.4.1.1.2        For traffic terminated at a
                                                    USWC or ACI end office, the
                                                    end office call termination
                                                    rate in Appendix A shall
                                                    apply.

                                   5.4.1.1.3        For traffic terminated at a
                                                    USWC or ACI tandem switch,
                                                    the tandem switched rate
                                                    and the tandem transmission
                                                    rate in Appendix A shall
                                                    apply in addition to the
                                                    end office call termination
                                                    rate described above.

                                   5.4.1.1.4        The Parties acknowledge
                                                    that ACI will initially
                                                    serve all of its end users
                                                    within a given LATA through
                                                    a single ACI switch.  The
                                                    Parties also acknowledge
                                                    that ACI may, in the
                                                    future, deploy additional
                                                    switches in each LATA.  For
                                                    purposes of call
                                                    termination, the initial
                                                    ACI switch shall be treated
                                                    as an end office switch.

                                   5.4.1.1.5        For purposes of call
                                                    termination, this Agreement
                                                    recognizes the unique
                                                    status of traffic
                                                    originated by and
                                                    terminated to internet
                                                    service providers.  Parties
                                                    agree to abide by any
                                                    federal or state regulatory
                                                    or judicial proceedings
                                                    governing reciprocal
                                                    compensation and enhanced
                                                    service provider traffic.

                                   5.4.1.1.6        Neither Party shall be
                                                    responsible to the other
                                                    for call termination
                                                    charges associated with
                                                    third party traffic that
                                                    transits such Party's
                                                    network.

                5.4.2    Transport

                         5.4.2.1 If the Parties elect to each provision their own one-way trunks to the other Party's end office for the termination of local traffic, each Party will be responsible for its own expenses associated with the trunks and no transport charges will apply. Call termination charges shall apply as described above.

                         5.4.2.2 If one Party desires to purchase direct trunk transport from the other Party, the following rate elements will apply. Transport rate elements include the direct trunk transport facilities between the POI and the terminating Party's tandem or end office switches. The applicable rates are described in Appendix A.

                         5.4.2.3 Direct trunk transport facilities are provided as dedicated DS3 or DS1 facilities without the tandem switching functions, for the use of either Party between the Point of Interconnection and the terminating end office or tandem switch.

                         5.4.2.4 If the Parties elect to establish two-way direct trunks, the compensation for such jointly used 'shared' facilities shall be adjusted as follows. The nominal compensation shall be pursuant to the rates for direct trunk transport in Appendix A. The actual rate paid to the provider of the direct trunk facility shall be reduced to reflect the provider's use of that facility. The adjustment in the direct trunk transport rate shall be a percentage that reflects the provider's relative use (i.e., originating minutes of use) of the facility in the busy hour.

                         5.4.2.5 Multiplexing options are available at rates described in Appendix A.

                5.4.3    Toll Traffic.

                         Applicable Switched Access Tariff rates, terms, and conditions apply to toll traffic routed to an access tandem, or directly to an end office. Relevant rate elements include Direct Trunk Transport or Tandem Switched Transport, Interconnection Charge, Local Switching, and Carrier Common Line, as appropriate.

                5.4.4    Transit Traffic.

                         Applicable Switched Access, Type 2 or LIS transport rates apply for the use of USWC's network to transport transit traffic. For transiting local traffic, the applicable local transit rate applies to the originating Party per Appendix A. For transiting toll traffic, the Parties will charge the applicable Switched Access rates to the responsible carrier. For terminating transiting wireless traffic, the Parties will charge their applicable rates to the wireless provider. For transiting wireless traffic, the Parties will charge each other the applicable local transit rate.

       5.5      LIS INTERFACE CODE AVAILABILITY AND OPTIONAL FEATURES

                5.5.1    Interface Code Availability.

                         Supervisory signaling specifications, and the applicable network channel interface codes for LIS trunks, are the same as those used for Feature Group D Switched Access Service, as described in the Parties' applicable Switched Access Tariffs.

                5.5.2    Switching Options.

                         5.5.2.1   Inband MF or SS7 Out of Band Signaling.

                                   Inband MF signaling and SS7 Out of Band
                                   Signaling are available for LIS trunks.
                                   MF signaling or SS7 Out-of-Band Signaling must be requested on the order for the new LIS trunks. Provisioning of the LIS trunks equipped with MF signaling or SS7 Out of Band Signaling is the same as that used for Feature Group D Switched Access. Common Channel Signaling Access Capability Service, as set forth in this Agreement, must be ordered by ACI when SS7 Out-of-Band Signaling is requested on LIS trunks.

                         5.5.2.2   Clear Channel Capability.

                                   Clear Channel Capability permits 24 DS0-64 kbit/s services or 1.536 Mbit/s of information on the 1.544 Mbit/s line rate.
                                    Clear Channel Capability is available for
                                   LIS trunks equipped with SS7 Out-of-Band
                                   Signaling.  Clear Channel Capability is
                                   only available on trunks to USWC's access tandem switch or USWC's end office switches (where available); (Clear Channel Capability is not available on trunks to USWC's local tandem switches or end offices where it is currently not deployed. ACI agrees to use the Bona Fide Request process to request clear channel capability for such additional switches. Prices for such additional Clear Channel Capability, if any, will be established through the BFR Process). Clear Channel Capability must be requested on the order for the new LIS trunks. The provisioning of the LIS trunks equipped with Clear Channel Capability is the same as that used for Feature Group D Switched Access Service. USWC will provide ACI with a listing of USWC end offices, local tandems and access tandems equipped with Clear Channel Capability.

       5.6      MEASURING LOCAL INTERCONNECTION MINUTES

                5.6.1 Measurement of terminating local interconnection minutes begins when the terminating LIS entry switch receives answer supervision from the called end user's end office indicating the called end user has answered. The measurement of terminating call usage over LIS trunks ends when the terminating LIS entry switch receives disconnect supervision from either the called end user's end office, indicating the called end user has disconnected, or ACI's Point of Interconnection, whichever is recognized first by the entry switch.

                5.6.2 USWC and ACI are required to provide each other the proper call information (e.g., originating call party number and destination call party number, etc.) to enable each Party to issue bills in a complete and timely fashion.

       5.7      TESTING

                5.7.1    Acceptance Testing

                         At the time of installation of an LIS trunk group, and at no additional charge, the Parties will cooperatively test the same parameters tested for terminating Feature Group D Switched Access Service. See USWC's applicable Switched Access Tariff for the specifications.

                5.7.2    Testing Capabilities

                         5.7.2.1 Terminating LIS testing is provided where equipment is available, with the following test lines: seven-digit access to balance (100 type), milliwatt (102 type), nonsynchronous or synchronous, automatic transmission measuring (105 type), data transmission (107 type), loop-around, short circuit, open circuit, and non-inverting digital loopback (108 type).

                         5.7.2.2 In addition to LIS acceptance testing, other tests are available (e.g., additional cooperative acceptance testing, automatic scheduled testing, cooperative scheduled testing, manual scheduled testing, and non-scheduled testing) at the applicable tariff rates.

       5.8      ORDERING

                5.8.1 When ordering LIS, the ordering Party shall specify on the service order: 1) the type and number of Interconnection facilities to terminate at the Point of Interconnection in the serving wire center; 2) the type of interoffice transport, (i.e., Direct Trunk Transport or Tandem Switched Transport); 3) the peak busy hour CCS from the ACI end office; 4) the number of trunks to be provisioned at a local exchange office or tandem; 5) and any optional features. When the ordering Party requests facilities, routing, or optional features different than those determined to be available, the Parties will work cooperatively in determining an acceptable configuration, based on available facilities, equipment and routing plans.

                5.8.2 When the ordering Party initially orders a DS3 Interconnection facility, in conjunction with Tandem Switched Transport to a tandem, or DS3 Direct Trunk Transport facilities to a tandem or local exchange office, the provider will forward the appropriate DS1 facility record information necessary to identify the circuit facility assignment. On subsequent orders utilizing existing DS3 Interconnection facilities, or DS3 Direct Trunk Transport facilities, the provider will assign the DS1 facility to the DS3 Interconnection facility or DS3 Direct Trunk Transport facility, as directed by the ordering Party.

                5.8.3 A joint planning meeting will precede ACI and USWC trunking orders. These meetings will result in the transmittal of Access Service Requests (ASRs) to initiate order activity. A Party requesting tandem Interconnection will provide its best estimate of the traffic distribution to each end office subtending the tandem.

                5.8.4 Service intervals and due dates for the initial establishment of trunking arrangements at each location of Interconnection between the Parties will be determined on an individual case basis.

                5.8.5 Service intervals and due dates for the establishment of subsequent trunking arrangements for Interconnection between the Parties, will be in accordance with the guidelines for LIS.

       5.9      BILLING ARRANGEMENTS

                5.9.1 USWC and ACI desire to submit separate bills, pursuant to their separate tariffs, to Interexchange Carriers for their respective portions of jointly provided Switched Access Service.

                         Based on the negotiated POI, the Parties will agree on a meet point percentage to enable the joint provisioning and billing of Switched Access Services to third parties in conformance with the Meet-Point Billing guidelines adopted by and contained in the Ordering and Billing Forum's MECAB and MECOD documents and referenced in USWC's Switched Access Tariffs. The Parties understand and agree that MPB arrangements are available and functional only to/from Interexchange Carriers who directly connect with the tandem(s) that ACI sub-tends in each LATA.

                5.9.2 The Parties will use reasonable efforts, individually and collectively, to maintain provisions in their respective federal and state access tariffs, and/or provisions within the National Exchange Carrier Association ("NECA") Tariff No. 4, or any successor tariff, sufficient to reflect this MPB arrangement, including MPB percentages.

                5.9.3 As detailed in the MECAB document, ACI and USWC will exchange all information necessary to bill third parties for Switched Access Services traffic jointly handled by ACI and USWC via the meet point arrangement in a timely fashion. Information shall be exchanged in Exchange Message Record ("EMR") format (Bellcore Standard BR 010-200-010, as amended) on magnetic tape or via a mutually acceptable electronic file transfer protocol. The Parties will exchange records pursuant to this paragraph without additional compensation.

                5.9.4 The Parties will agree upon reasonable audit standards and other procedures as required to ensure billing accuracy.

                5.9.5 Each Party will bill the IXCs the appropriate rate elements in accordance with their respective interstate and intrastate tariffs, as follows:

                         Rate Element                       Billing Company
                         ------------                       ---------------
                         Carrier Common Line                Dial Tone Provider
                         Local Switching                    Dial Tone Provider

                                                                        PAGE 21


                         Interconnection Charge             Dial Tone Provider
                         Local Transport Termination        Based on negotiated BIP
                         Local Transport Facility           Based on negotiated BIP
                                   (also called Tandem Transmission per mile)
                         Tandem Switching                   Access Tandem Provider
                         Entrance Facility                  Access Tandem Provider

                5.9.6 For originating 800/888 traffic routed to an access tandem, the tandem provider will perform 800/888 database inquiry and translation functions and bill the inquiry charge and translation charge (if any) to the Interexchange Carrier pursuant to tariff. For all originating 800/888 database inquiry and translation functions, the charges will be billed to the Interexchange Carrier transporting the call.

       5.10     MILEAGE MEASUREMENT

                Where required, the mileage measurement for LIS facilities and trunks is determined in the same manner as the mileage measurement for Feature Group D Switched Access Service.

       5.11     CONSTRUCTION CHARGES

                If applicable, construction charges will apply as detailed in the Construction Charges section of this Agreement.


6.     INTERCONNECTION

       6.1      DEFINITION

                6.1.1 "Interconnection" is the linking of the USWC and ACI networks for the mutual exchange of traffic and for ACI access to unbundled Network Elements. Interconnection does not include the transport and termination of traffic. Interconnection is provided by Virtual or Physical Collocation, entrance facilities or Mid-Span Meet arrangements.

                6.1.2 USWC will provide Interconnection at the line side of the local switch, the trunk side of the local switch, trunk interconnection points of the tandem switch, central office cross-connect points, and the location of the signaling transfer points necessary to exchange traffic and access call related databases.

       6.2      MID-SPAN MEET POI

                6.2.1 A Mid-Span Meet POI is a negotiated point of interface, limited to the interconnection of facilities between one Party's switch and the other Party's switch. The actual physical Point of Interface and facilities used will be subject to negotiations between the Parties. Each Party will be responsible for its portion of the build to the Mid-Span Meet POI, if the meet point arrangement is used exclusively for the exchange of local traffic.

                6.2.2 If the Mid-Span Meet arrangement is to be used for access to unbundled Network Elements, ACI must pay the portion of the economic costs of the Mid-Span Meet arrangement used by ACI for access to unbundled Network Elements.

       6.3      COLLOCATION

                Interconnection may be accomplished through either Virtual or Physical Collocation. The terms and conditions under which Collocation will be available are described in the Collocation section of this Agreement.

       6.4      ENTRANCE FACILITY

                Interconnection may be accomplished through the provision of an entrance facility. An entrance facility extends from the serving Wire Center of the provider to the other Party's Wire Center location. Entrance facilities may not extend beyond the area described by the provider's serving Wire Center. The rates for entrance facilities are provided in Appendix A.

       6.5      QUALITY OF INTERCONNECTION

                USWC will not, for the purpose of Interconnection, provide to ACI less favorable terms and conditions than USWC provides itself or in a manner less efficient than it would impose on itself. The quality of Interconnection will be at least equal to that of USWC.

                Both Parties agree to manage their network switches in accordance with the Bellcore LSSGR.

       6.6      POINTS OF INTERFACE (POI)

                UPON THE REQUEST FOR SPECIFIC POINT TO POINT ROUTING, USWC WILL MAKE AVAILABLE TO ACI INFORMATION INDICATING THE LOCATION AND TECHNICAL CHARACTERISTICS OF USWC'S NETWORK FACILITIES. THE FOLLOWING ALTERNATIVES ARE NEGOTIABLE: (1) A DS1 OR DS3 ENTRANCE FACILITY; (2) VIRTUAL COLLOCATION; (3) PHYSICAL COLLOCATION; AND (4) NEGOTIATED MID-SPAN MEET FACILITIES. EACH PARTY IS RESPONSIBLE FOR PROVIDING ITS OWN FACILITIES UP TO THE MID-SPAN MEET POI. THE PARTIES WILL NEGOTIATE THE FACILITIES ARRANGEMENT BETWEEN THEIR NETWORKS.

       6.7      TRUNKING REQUIREMENTS

                6.7.1 The Parties agree to provide designed Interconnection facilities that meet the same technical criteria and service standards, such as probability of blocking in peak hours and transmission standards, in accordance with industry standards.

                6.7.2 Two-way trunk groups will be established wherever possible. Exceptions to this provision will be based on billing, signaling, and network requirements. For example, (1) billing requirements - switched access vs. local traffic, (2) signaling requirements - MF vs. SS7, and (3) network requirements - directory assistance traffic to TOPS tandems. The following is the current list of traffic types that require separate trunk groups, unless specifically otherwise stated in this Agreement.

                         6.7.2.1   IntraLATA Toll and Switched Access trunks
                         6.7.2.2   EAS/Local trunks
                         6.7.2.3   Directory Assistance trunks
                         6.7.2.4   911/E911 trunks
                         6.7.2.5   Operator services trunks
                         6.7.2.6 Commercial Mobile Radio Service/Wireless traffic for which ACI serves as the transit provider between the CMRS provider and USWC.
                         6.7.2.7   Transit IntraLATA Toll
                         6.7.2.8   Transit local
                         6.7.2.9 Meet-Point Billing Trunks (for the joint provision of Switched Access)
                         6.7.2.10  Mass calling trunks, if applicable

                6.7.3 Trunk group connections will be made at a DS1 or multiple DS1 level for exchange of EAS/Local, IntraLATA Toll, wireless/Commercial Mobile Radio Service, and Switched Access traffic. Ancillary service trunk groups will be made below a DS1 level, as negotiated.

                6.7.4 The Parties will provide Common Channel Signaling (CCS) to one another, where available, in conjunction with all EAS/Local trunk circuits. All CCS signaling parameters will be provided including Calling Party Number (CPN), originating line information (OLI), calling party category, charge number, etc. All privacy indicators will be honored.

                6.7.5    Where CCS is not available, in-band multi-frequency
                         (MF) wink start signaling will be provided. When the Parties interconnect via CCS for jointly provided Switched Access Service, the tandem provider will provide MF/CCS interworking as required for Interconnection with Interexchange Carriers who use MF signaling.

                6.7.6 The Parties will follow all Ordering and Billing Forum adopted standards pertaining to CIC/OZZ codes.

                6.7.7 USWC will cooperate in the provision of TNS (Transit Network Selection) for the joint provision of Switched Access Service.

                6.7.8 The Parties shall terminate EAS/Local traffic exclusively on EAS/Local trunk groups. No EAS/Local trunk groups shall be terminated on USWC's access tandems.

                6.7.9 The Parties agree to terminate local traffic in the same EAS/Local area as such traffic originated.

       6.8      INTERCONNECTION FORECASTING

                6.8.1 The Parties agree that during the first year of Interconnection, joint forecasting and planning meetings will take place no less frequently than once per quarter.

                6.8.2 The Parties shall establish joint forecasting responsibilities for traffic utilization over trunk groups. Intercompany forecast information must be provided by the Parties to each other four times a year. The quarterly forecasts shall include forecasted requirements for each trunk group identified in Paragraph 6.7.2 of this Section. In addition, the forecast shall include, for tandem-switched traffic, the quantity of tandem-switched traffic forecasted for each subtending end office. The Parties recognize that, to the extent historical traffic data can be shared between the Parties, the accuracy of the forecasts will improve. Forecasts shall be for a minimum of three (current and plus-1 and plus-2) years and shall include:

                         6.8.2.1 The use of Common Language Location Identifier (CLLI-MSG), which are described in Bellcore documents BR 795-100-100 and BR 795-400-100;

                         6.8.2.2 A description of major network projects anticipated for the following six months that could affect the other Party. Major network projects include trunking or network rearrangements, shifts in anticipated traffic patterns, or other activities that are reflected by a significant increase or decrease in trunking demand for the following forecasting period. This planning will include the issues of network capacity, forecasting and compensation calculation, where appropriate.

                6.8.3 If differences in quarterly forecasts of the Parties vary by more than 24 additional DS0 two-way trunks for each local interconnection trunk group, the Parties shall meet to reconcile the forecast to within 24 DS0 trunks.

                6.8.4 If a trunk group is under 75 percent of centum call seconds (ccs) capacity on a monthly average basis for each month of any three month period, either Party may request to resize the trunk group, which resizing will not be unreasonably withheld. If a resizing occurs, the trunk group shall not be left with less than 25 percent excess capacity.

                6.8.5 Each Party shall provide a specified point of contact for planning, forecasting and trunk servicing purposes.

       6.9      SERVICE INTERRUPTIONS

                6.9.1 Standards and procedures for notification of trunk disconnects will be jointly developed by the Parties. Neither Party shall be expected to maintain active status for a trunk disconnected by the other Party for an extended or indefinite period of time. Collectively, the Parties will use their best good faith efforts to complete and agree on such plan.

                6.9.2 The characteristics and methods of operation of any circuits, facilities or equipment of either Party connected with the services, facilities or equipment of the other Party pursuant to this Agreement shall not:
                         1) interfere with or impair service over any facilities of the other Party; its affiliated companies, or its connecting and concurring carriers involved in its services; 2) cause damage to their plant; 3) violate any applicable law or regulation regarding the invasion of privacy of any communications carried over the Party's facilities; or 4) create hazards to the employees of either Party or to the public. Each of these requirements is hereinafter referred to as an "Impairment of Service".

                6.9.3 If, either Party discovers an impairment or interference that threatens to cause, is causing, or has caused service-affecting harm to the physical integrity of the network, physical harm to either Parties' employees or third parties or interference which prevents either Party, or third parties, from offering service to their end-users, such impairment or inference may be considered an emergency situation and that Party shall, where practical, promptly notify the other Party of the nature and location of the impairment or interference. The Parties agree to work together to attempt to promptly resolve the emergency situation and if Parties are unable to resolve it, or if exigent circumstances exist, either Party may take any action permitted by applicable law, including the temporary disconnection of the affected circuit, facility or equipment. The Parties contemplate that the provision of services within industry standards, norms, or generally accepted practices will not constitute an emergency situation.

                6.9.4 Where new facilities, services and arrangements are installed, the TRCO shall ensure that continuity exists and take appropriate transmission measurements before advising the other Party that the new circuit is ready for service.

                6.9.5 Each Party shall furnish a trouble reporting telephone number for the designated TRCO. This number shall give access to the location where facility records are normally located and where current status reports on any trouble reports are readily available. Alternative out-of-hours procedures shall be established to ensure access to a location that is staffed and has the authority to initiate corrective action.

                6.9.6 Before either Party reports a trouble condition, each shall use its best efforts to isolate the trouble to the other's facilities.

                         6.9.6.1 In cases where a trouble condition affects a significant portion of the other's service, the Parties shall assign the same priority provided to other interconnecting carriers.

                         6.9.6.2 The Parties shall cooperate in isolating trouble conditions.


7.     COLLOCATION

       7.1.1    DESCRIPTION

                7.1.1 Collocation allows for the placing of transmission equipment owned by ACI within USWC's Central Office for the purpose of interconnecting with USWC, accessing UNEs, and/or terminating EAS/Local traffic.

                         7.1.1.1   Virtual Collocation

                                   With a Virtual Collocation arrangement,
                                   ACI is responsible for the procurement of its own transmission equipment which USWC installs and maintains. ACI does not have physical access to its equipment in the USWC Central Office but will be granted access to the SPOT Frame for placing any connections it may require for access to USWC UNEs.

                         7.1.1.2   Physical Collocation

                                   Physical Collocation allows ACI to lease caged floor space in 100 square foot increments, up to a maximum of 400 square feet, for placement of its transmission equipment within USWC's Central Office for the purpose of interconnecting with USWC UNEs. ACI is responsible for the procurement, installation and on-going maintenance of its equipment as well as the cross connections required at the SPOT Frame for combining its equipment to USWC UNEs.

                         7.1.1.3   Common Collocation

                                   Common Collocation is provided in a
                                   non-caged area of a USWC  Central Office.
                                   Space will be made available in single
                                   frame bay increments. Space will be
                                   provided utilizing USWC standard equipment bay configurations in which ACI can place and maintain its own equipment. As with both Virtual and Physical Collocation, Common Collocation will also include access to the SPOT Frame in which ACI can make connections to USWC UNEs.

       7.2.     TERMS AND CONDITIONS

                7.2.1    Terms and Conditions - General

                         7.2.1.1 With respect to any technical requirements or performance standards specified in this Section, USWC shall provide Collocation in a nondiscriminatory manner on rates, terms and conditions that are just, reasonable and nondiscriminatory.

                         7.2.1.2 ACI will only collocate basic transmission equipment, including equipment necessary to provide DSL services, to interconnect with USWC's UNEs and/or terminate EAS/local traffic to USWC. ACI must identify what transmission equipment will be installed and the vendor technical specifications of such equipment so that USWC may engineer the power, floor loading, heat release, environmental particulate level, and HVAC.

                         7.2.1.3 Collocation requests require that space be provided for the placement of [Co-Provider's] transmission equipment within USWC's Central Office. USWC must also provide the structure that is necessary in support of this equipment including physical space, a cage (for Physical Collocation), required cabling between equipment and other associated hardware.

                         7.2.1.4 All equipment placed will meet NEBS standards and will be installed in accordance with USWC Technical Publications 77350, 77351, 77355, 77367, 77386 and 77390. USWC shall provide standard central office alarming pursuant to Technical Publication 77390.

                         7.2.1.5 Collocation is offered on a first-come, first-served basis. Requests for Collocation may be denied due to the lack of sufficient space in a USWC Central Office for placement of ACI's equipment. When ENTRANCE FACILITIES space is not available, ACI may opt to utilize USWC Private Line Finished Services in lieu of entrance facilities.
                                   USWC is not required to build new entrance facilities or construct new office space solely for the purposes of Collocation. In the event that USWC requires additional Central Office space in order to satisfy its own business needs, additional space will be taken into consideration for Collocation as well.

                         7.2.1.6 If a request for Collocation is denied due to a lack of space in a USWC Central Office, ACI may request USWC to provide a cost quote for the reclamation of space and/or equipment. Quotes will be developed within 60 business days including the estimated time frames for the work that is required in order to satisfy the Collocation request. ACI has 30 days to accept the quote. If ACI accepts the quote, upon receipt of 50% down of the quoted charges, work will begin with the balance due on completion.

                         7.2.1.7 If space is limited in USWC's Central Offices, Collocation space will always be provided for placement of a SPOT frame for all Collocation requests. This may include having to reclaim either space or equipment. All costs associated with allocating space directly related to the SPOT Frame will be borne by USWC.

                         7.2.1.8   Reclamation may include the following:

                                   USWC is responsible for Equipment
                                   Reclamation - Space that contains
                                   non-working equipment that can be
                                   removed.

                                   ACI is responsible for the cost of Grooming
                                   - The moving of circuits from working
                                   equipment to other equipment with
                                   similar functionality for the
                                   purpose of providing space for
                                   Interconnection.

                                   ACI is responsible for Space
                                   Reclamation -  Administrative space
                                   that can be re- conditioned for the
                                   placement of transmission equipment.

                                   If ACI's request for reclamation
                                   produces additional capacity in
                                   excess of ACI's requested amount of
                                   collocation space, ACI will be
                                   responsible, on a pro-rated basis,
                                   pursuant to Section 7.2.1.8. only
                                   for that portion of the reclamation
                                   necessary to satisfy its collocation
                                   request.

                         7.2.1.9 If USWC determines that the amount of space requested by ACI for Physical Collocation is not available, ACI will be offered Collocation in the closest 100 square foot increment that is determined to be available in relation to the original request or ACI will be offered Common Collocation (bay at a time) as an alternative to Physical Collocation.

                         7.2.1.10 USWC will designate the POI for network Interconnection for Virtual, Physical or Common Collocation arrangements. ACI will be allowed access to the POI on non-discriminatory terms.

                         7.2.1.11 ACI is responsible for providing its own fiber facilities to the (POI) outside USWC's Central Office. USWC will extend the fiber facility on a USWC fiber cable from the POI to a Fiber Distribution Panel (FDP). From the FDP additional fiber, conduit and associated riser structure will then be provided by USWC to continue the run to ACI's transmission equipment or collocation area.

                         7.2.1.12 The entrance facility must be fiber optic cable and meet industry standards (GR. 20
                                   Core).  Metallic sheath cable is not
                                   permitted for use as an entrance facility for the purpose of Interconnection. USWC reserves the right to refuse cable that does not meet requirements for entrance facilities.

                         7.2.1.13 Dual entry into a USWC Central Office will be provided only when two entry points previously exist and duct space is available. USWC will not initiate construction of an entrance facility solely for Collocation. If USWC requires an entrance facility for its own use, then the needs of ACI will also be taken into consideration.

                         7.2.1.14 Where no entrance facilities are available, USWC will offer ACI USWC Private Line Finished Services in lieu of entrance facilities to be terminated at ACI's collocated equipment.

                         7.2.1.15 USWC will establish a SPOT Frame to be the single point where all USWC UNEs and ACI equipment are terminated. The SPOT Frame becomes the standard demarcation point between ACI and USWC owned network facilities and equipment as well as the demarcation between UNEs. ACI will run jumpers on this SPOT Frame to connect the network elements. There are three basic types of connections that will be made at the SPOT Frame:

                                        Unbundled Element to Unbundled
                                        Element

                                        Unbundled Element to ACI equipment
                                        termination

                                        ACI equipment termination to
                                        Co-Provider equipment termination

                         7.2.1.16 All terminations on the SPOT Frame will have a cable CFA address. USWC will assign and maintain cable CFA records for the terminations at the SPOT frame. USWC will provide the cable CFA to ACI for subsequent unbundled network element ACI orders. ACI will maintain assignment records for the terminations of its own equipment. ACI will also maintain the assignment records for which SPOT frame addresses are connected to combine network elements and deliver service. ACI will be required to make the jumper wire, cross connection between frame addresses on the SPOT frame to complete the standard circuit.

                         7.2.1.17 ACI will be required to forecast for all DS0, DS1 and DS3 terminations that it requires for each Wire Center for which it is requesting Collocation. The forecast is, including a separate forecast for UNEs ACI wishes to combine, included as part of the Collocation order form and will be used to pre-provision the necessary tie cables from the Collocation space to the SPOT Frame and from the SPOT Frame to USWC UNEs. Terminations will be provisioned in following increments:

                                           DS0- 100 pair increments

                                           DS1- 28 channel increments

                                           DS3- per termination

                         7.2.1.18 USWC will review the security requirements and hours of access (seven (7) days a week, twenty-four (24) hours a day) with ACI. This will include issuing keys, ID cards, and explaining the access control processes, including but not limited to the requirement that all ACI approved personnel are subject to trespass violations if outside of designated and approved areas or if found to be providing access to unauthorized individuals.

                         7.2.1.19 USWC shall provide access to existing eyewash stations, bathrooms, and drinking water within the collocated facility on a twenty-four (24) hours per day, seven (7) days per week basis for ACI personnel and its designated agents.

                         7.2.1.20 ACI shall be restricted to corridors, stairways, and elevators that provide direct access to ACI's space, or to the nearest restroom facility from ACI's designated space, and such direct access will be outlined during ACI's orientation meeting. Access shall not be permitted to any other portion of the building.

                         7.2.1.21 Nothing herein shall be construed to limit ACI's ability to obtain Virtual, Physical and/or Common Collocation at their preference in a single location, provided space is available.

                         7.2.1.22 Conversions of the various Collocation arrangements (i.e. virtual to physical) are available upon request by ACI and payment by ACI of associated conversion charges. Conversions shall be in accordance with USWC's standard Collocation provisioning processes.

                7.2.2    Terms and Conditions - Virtual Collocation

                         7.2.2.1 USWC is responsible for installing and maintaining Virtually Collocated equipment for the purpose of Interconnection or to access UNEs.

                         7.2.2.2 ACI will not have physical access to the Virtually Collocated equipment in the USWC Wire Center. If ACI orders UNEs, ACI will have access to the Wire Center and the SPOT frame where the virtually collocated equipment is terminated for the purposes of combining UNEs.

                         7.2.2.3 ACI will be responsible for obtaining and providing to USWC administrative codes, (e.g., common language codes, for all equipment specified by ACI and installed in Wire Center buildings).

                         7.2.2.4 ACI shall ensure that upon receipt of ACI's virtually collocated equipment by USWC, all warranties and access to ongoing technical support are passed through to USWC, all at ACI's expense. ACI shall advise the manufacturer and seller of the virtually collocated equipment that ACI's equipment will be possessed, installed and maintained by USWC.

                         7.2.2.5 ACI's virtually collocated equipment must comply with the Bellcore Network Equipment Building System (NEBS) Generic Equipment Requirements TR-NWT-000063, USWC Wire Center environmental and transmission standards and any statutory (local, state or federal) and/or regulatory requirements in effect at the time of equipment installation or that subsequently become effective. ACI shall provide USWC interface specifications (e.g., electrical, functional, physical and software) of ACI's virtually collocated equipment.

                         7.2.2.6 ACI must specify all software options and associated plug-ins for its virtually collocated equipment.

                         7.2.2.7 USWC does not guarantee the reliability of ACI's virtually collocated equipment.

                         7.2.2.8 ACI will be responsible for payment for training of USWC employees for the maintenance, operation and installation of ACI's Virtually Collocated equipment when that equipment is different than the equipment locally used by USWC in the affected offices.

                         7.2.2.9 Co-Provider] will be responsible for payment of charges incurred in the maintenance and/or repair of ACI's virtually collocated equipment.

                7.2.3 Terms and Conditions - Physical Collocation

                         7.2.3.1   USWC shall provide to ACI Physical
                                   Collocation for Interconnection and for
                                   access to UNEs, except that USWC may provide for Common or Virtual Collocation if USWC demonstrates to the Commission that Physical Collocation is not practical for technical reasons or because of space limitations, as provided in Section 251(c)(6) of the Act. USWC shall provide basic telephone service with a connection jack as requested by ACI for the Physical or Common Collocated space. Upon ACI's request, this service shall be available per standard USWC business service provisioning processes.

                         7.2.3.2 Physical Collocation is offered in Wire Centers on a space-available, first come, first-served basis.

                         7.2.3.3 The minimum standard leasable amount of floor space is 100 square feet. ACI must efficiently use the leased space; no more than 50% of the floor space may be used for storage cabinets and work surfaces. The Commission will be the final arbitrator in points of dispute between the Parties.

                         7.2.3.4 ACI's leased floor space will be separated from other Co-Providers and USWC space through a cage enclosure. USWC or a USWC approved contractor will construct the cage enclosure. These two Technical Publications must be in the possession of ACI and its agents at the site during all work activities.

                         7.2.3.5 The following standard features will be provided by USWC:

                                        Heating, ventilation and air
                                        conditioning.

                                        Smoke/fire detection and any
                                        other building code
                                        requirements.

                         7.2.3.6 USWC will design the floor space within each Wire Center which will constitute ACI's leased space.

                         7.2.3.7 USWC will ensure that the necessary construction work (racking, ducting, caging, etc.) is performed to build ACI's leased physical space and the riser from the vault to the leased physical space.

                         7.2.3.8 ACI owns and is responsible for the installation, maintenance and repair of its transmission equipment located within the physically collocated space rented from USWC.

                         7.2.3.9 ACI must use leased space promptly and may not warehouse space for later use or sublease to another Co-Provider.

                         7.2.3.10 USWC will extend USWC-provided and owned fiber optic cable from the POI through the cable vault and extend the cable to the

                                   Fiber Distribution Panel and then to
                                   ACI's leased physical space or place
                                   the cable in fire retardant tubing
                                   prior to extension to ACI's leased
                                   physical space. ACI will, procure,
                                   install and maintain all fiber optic
                                   facilities up to the USWC designated
                                   POI.

                         7.2.3.11 USWC will install and maintain all related SPOT frame activity necessary to provide cross connections between USWC's and ACI's equipment.

                         7.2.3.12 ACI may not extend USWC dark fiber to ACI's leased physical space or connect DS1/DS3 Channel Terminations to USWC dark fiber.

                         7.2.3.13 USWC will work cooperatively with ACI in matters of joint testing and maintenance.

                         7.2.3.14 Once construction is complete for Physical Collocation and ACI has accepted its leased physical space, ACI may order its DS0, DS1, DS3.

                         7.2.3.15 If, during installation, USWC determines ACI activities or equipment does not comply with the NEBS standards listed in section 7.2.1.4 or are otherwise unsafe, non-standard, or in violation of any applicable laws or regulations, USWC has the right to stop all collocation work until the situation is remedied. If such conditions pose an immediate threat to the safety of USWC employees, interfere with the performance of USWC's service obligations, or pose an immediate threat to the physical integrity of the conduit system, cable facilities, or other equipment in the central office USWC may perform such work and/or take action as is necessary to correct the condition at ACI's expense.

                         7.2.3.16 If, at any time, USWC determines that the equipment or the installation does not meet USWC standards as listed in Section 7.2.1.4, ACI will be responsible for the costs associated with the removal, modification to, or installation of the equipment to bring it into compliance. If ACI fails to correct any non-compliance within fifteen (15) days of written notice of non-compliance, USWC may have the equipment removed or the condition corrected at ACI's expense.

                7.2.4    Terms and Conditions - Common Collocation

                         7.2.4.1 ACI owns and is responsible for the installation, maintenance and repair of its transmission equipment located within the space rented from USWC. USWC will not interfere with such ACI equipment and will make best efforts to ensure that third parties will not have access to, will not physically touch, and/or functionally impact the operation of any ACI equipment, spares, or test equipment. USWC will not access ACI's equipment under normal operating circumstances; however, USWC cannot agree under any circumstances, never access, physically touch, and/or functionally impact ACI's equipment. Additionally, with respect to the requirement set forth to not functionally impact ACI's equipment, please refer to
                                   Section 6.9.2 and 6.9.3 which USWC and ACI have had extensive discussions. ACI does not have access to, will not physically touch, and/or functionally impact the operation of any adjacent USWC equipment, spares, or test equipment.

                         7.2.4.2 Requests for multiple bay space will be provided in adjacent bays where possible. When contiguous space is not available, bays may be co-mingled with other USWC or other co-provider equipment bays. ACI may request through the USWC Space Reclamation Policy, a price quote to rearrange USWC equipment to provide ACI with adjacent space.

                         7.2.4.3 All equipment placed will meet minimum NEBs standards and will be engineered and installed in accordance with USWC Technical Publications 77350, 77351, 77355, 77367,
                                   77386 and 77390.  Technical Publications
                                   77350 and 77367 must be in the possession of ACI and its agents at the site during all work activities.

                         7.2.4.4 All equipment placed will be subject to random audits conducted by USWC. These audits will determine whether the equipment meets the standards required by this Agreement. ACI will be notified of the results of this audit and shall rectify all non-conformities within 30 days of notification. All non-conforming items remaining after this 30 day period may be rectified by USWC and the cost assessed to ACI.

       7.3. RATE ELEMENTS

                7.3.1    Rate Elements - General Collocation

                         7.3.1.1 USWC will recover collocation costs through both recurring and nonrecurring charges. The charges are determined by the scope of work to be performed based on the information provided by ACI on the Collocation Order Form. A quote is then developed by USWC for the work to be performed.

                         7.3.1.2 The following elements as specified in Part H of this Agreement, are used to develop a price quotation in support of Collocation.

                         7.3.1.3 Quote Preparation Fee. This covers the work involved in verifying space and developing a quotation for ACI for the total costs involved in its Collocation request.

                         7.3.1.4 Entrance Facility Charge. Provides for fiber optic cable on a two-fiber basis from the POI utilizing USWC owned, conventional single mode type of fiber optic cable to the collocated equipment (for Virtual Collocation) or to the leased space (for Physical/Common Collocation). The entrance facility includes riser, fiber placement, entrance closure, conduit/innerduct, and core drilling.

                         7.3.1.5 Cable Splicing Charge. Represents the labor and equipment to perform a subsequent splice to ACI provided fiber optic cable after the initial installation splice. Includes per-setup and per-fiber-spliced rate elements.

                         7.3.1.6 -48 Volt DC Power Charge. Provides -48 volt DC power to ACI collocated equipment. Charged in 20 ampere unit increments.

                         7.3.1.7 48 Volt DC Power Cable Charge. Provides for the transmission of -48 volt DC power to the collocated equipment. It includes engineering, furnishing and installing the main distribution bay power breaker, associated power cable, cable rack and local power bay to the closest power distribution bay. It also includes the power cable (feeders) A and B from the local power distribution bay to the leased physical space (for Physical or Common Collocation) or to the collocated equipment (for Virtual Collocation). Charged per foot. per A and B feeder.

                         7.3.1.8 Inspector Labor Charge. Provides for USWC qualified personnel, acting as an inspector, when ACI requires access to the POI after the
                                   initial installation.   A call-out of an
                                   inspector after business hours is subject to a minimum charge of four hours. The minimum call-out charge shall apply when no other employee is present in the location, and an 'off-shift' USWC employee (or contract employee) is required to go 'on-shift' on behalf of ACI.

                         7.3.1.9 Channel Regeneration Charge. Required when the distance from the leased physical space (for Physical or Common Collocation) or from the collocated equipment (for Virtual Collocation) to USWC network is of sufficient length to require regeneration.

                         7.3.1.10  SPOT Frame Block Terminations
                                   SPOT Frame Per 100 DSO Terminations
                                   SPOT Frame Per 28 DSI Terminations

                                   These elements include USW provided tie
                                   cables, associated racking and terminating blocks that are required between ACI collocated equipment and the SPOT Frame.

                         7.3.1.11  SPOT Frame, Per Termination.
                                   SPOT Frame Per DS0 Termination
                                   SPOT Frame Per DS1 Termination
                                   SPOT Frame Per DS3 Termination

                                   These elements include the installation
                                   of ACI's supplied tie cables from its
                                   collocated equipment and their termination on the SPOT Frame and is provided in conjunction with Collocation Cable Racking.

                         7.3.1.12 Collocation Cable Racking - A charge for cable racking required for placement of ACI's supplied tie cables from its equipment to the SPOT Frame which is provided in conjunction with the SPOT Frame Per DS0, DS1 and DS3 termination. Cable Racking is assessed on a per foot, per pair, per requested UNE termination at the SPOT Frame.

                         7.3.1.13 Unbundled Distribution Charge- This element includes the tie cables and associated racking that are required to be placed between the horizontal side of the SPOT frame and USWC UNEs.

                         7.3.1.14 Collocation Grounding Charge. A charge associated with providing grounding for ACI's cage enclosure and equipment. Recurring and nonrecurring charges are assessed per foot to ACI's cage enclosure or common space where required.

                         7.3.1.15  Overhead Lighting Charge- Standard
                                   illumination of Central Office Space.

                         7.3.1.16 Heating and Air Conditioning Charge-Environmental temperature control required for proper operation of electronic telecommunications equipment.

                         7.3.1.17 Security Charge- The keys/card readers and cameras required for ACI access to the USWC Central Office for the purpose of collocation.

                7.3.2    Rate Elements - Virtual Collocation

                         The following rate elements, as specified in Part H, apply uniquely to Virtual Collocation.

                         7.3.2.1 Maintenance Labor -- Provides for the labor necessary for repair of out of service and/or service-affecting conditions and preventative maintenance of ACI virtually collocated equipment. ACI is responsible for ordering maintenance spares. USWC will perform maintenance and/or repair work upon receipt of the replacement maintenance spare and/or equipment from ACI. A call-out of a maintenance technician after business hours is subject to a minimum charge as specified above.

                         7.3.2.2 Training Labor -- Provides for the billing of vendor-provided training for USWC personnel on a metropolitan service area basis, necessary for ACI virtually collocated equipment which is different from USWC provided equipment. USWC will require three USWC employees to be trained per metropolitan service area in which ACI virtually collocated equipment is located. If, by an act of USWC, trained employees are relocated, retired, or are no longer available, USWC will not require ACI to provide training for additional USWC employees for the same virtually collocated equipment in the same metropolitan area. The amount of training billed to ACI will be reduced by half, should a second Co-Provider in the same metropolitan area select the same virtually collocated equipment as ACI.

                         7.3.2.3 Equipment Bay -- Provides mounting space for ACI virtually collocated equipment. Each bay includes the 7 foot bay, its installation, all necessary environmental supports. Mounting space on the bay, including space for the fuse panel and air gaps necessary for heat dissipation is limited to 78 inches.
                                   The monthly rate is applied per shelf.

                         7.3.2.4 Engineering Labor -- Provides the planning and engineering of ACI virtually collocated equipment at the time of installation, change or removal.

                         7.3.2.5 Installation Labor -- Provides for the installation, change or removal of ACI virtually collocated equipment.

                         7.3.2.6 All equipment and installation shall meet earthquake rating requirements.

                7.3.3    Rate Elements - Physical Collocation

                         7.3.3.1 Enclosure Buildout. The Cage Enclosure Buildout element includes the material and labor to construct the enclosure. ACI may choose from USWC approved contractors to construct the cage, in accordance with USWC's installation Technical Publication 77350. It includes a nine foot cage enclosure available in increments of 100, 200, 300 or 400 square feet, air conditioning (to support ACI loads specified), lighting (not to exceed 2 watts per square foot), and convenience outlets (3 per cage or number required by building code). Pricing for the Enclosure Buildout will be provided on an individual basis due to the uniqueness of ACI's requirements, central office structure and arrangements.

                         7.3.3.2 Floor Space Lease. Provides the monthly rent for the leased physical space, property taxes and base operating cost without -48 volt DC power. Includes convenience 110 AC, 15 amp electrical outlets provided in accordance with local codes and may not be used to power transmission equipment or -48 volt DC power generating equipment. Also includes maintenance for the leased space; provides for the preventative maintenance (climate controls, filters, fire and life systems and alarms, mechanical systems, standard HVAC); biweekly housekeeping services (sweeping, spot cleaning, trash removal) of USWC Wire Center areas surrounding the leased physical space and general repair and maintenance.

                         7.3.3.3 AC Power Charge- Standard AC outlet used by ACI for the purpose of powering test equipment, tools etc.

                         7.3.3.4 Grounding Charge- Used to connect the Central Office common ground to ACI's equipment.

                7.3.4    Rate Elements - Common Collocation

                         The supporting structure and rate elements for Common Collocation are the same as Physical Collocation, excluding the caged enclosure.

       7.4. ORDERING

                7.4.1    Ordering - Collocation

                         7.4.1.1   ACI must have a state approved
                                   Interconnection agreement before submitting a Collocation Order Form and Quote Preparation Fee (QPF) to USWC.

                7.4.2    Ordering - Virtual Collocation

                         7.4.2.1 Upon receipt of a Collocation Order Form and QPF, USWC will perform a feasibility study to determine if adequate space can be found for the placement of [Co-Provider]'s equipment within the Central Office. The feasibility study will be completed within five (5) business days of receipt of the QPF. If space is available, USWC will develop a price quotation within 25 business days of completion of the feasibility study.

                         7.4.2.2 Virtual Collocation price quotes will be honored for 30 calendar days from the date the quote is provided. During this period the entrance facility and space is reserved pending ACI's approval of the quoted charges. If ACI agrees to terms as stated in the Collocation Price Quote, ACI must respond within 30 days with a signed quote, a check for 50% down of the quoted charges and proof of insurance. Under normal conditions, USWC will complete the installation within 90 days from receipt of ACI's equipment. Any portions that cannot be completed within 90 days will be negotiated with ACI on an individual case basis. The installation of line cards and other minor modifications shall be performed by USWC on intervals equivalent to those that USWC applies to itself, but in no instance shall any such interval exceed 90 days. Final Payment is due upon completion.

                7.4.3    Ordering - Physical Collocation

                         7.4.3.1 Upon receipt of a Collocation Order Form and QPF, USWC will perform a feasibility study to determine if adequate space can be found for the placement of ACI's equipment within the Central Office. The feasibility study will be provided within 15 business days from date of receipt of the QPF.  If
                                   entrance facilities and office space are
                                   found to be available, USWC will develop a
                                   quote for the supporting structure within
                                   25 business days of providing the
                                   feasibility study.   Physical Collocation
                                   price quotes will be honored for 30
                                   calendar days from the date the quote is provided. Upon receipt of the signed quote, 50% down and proof of insurance, construction by USWC will begin. The cage will be available to ACI for placement of its equipment within 90 days of receipt of the 50% down payment. Depending on specific Wire Center conditions, shorter intervals may be available. Final payment is due upon completion of work.

                         7.4.3.2 If Physical Collocation is ordered from a state Tariff then the available terminations will be defined in each of those Tariffs.

                         7.4.3.3 Due to variables in equipment availability and scope of the work to be performed, additional time may be required for implementation of the structure required to support the Collocation request. Examples of structure that may not be completed within 90 days may include additional time for placement of a POI and DC power upgrades required to meet ACI's Collocation request.

                7.4.4    Ordering - Common Collocation

                         7.4.4.1 Upon receipt of a Collocation Order Form and QPF, USWC will perform a feasibility study to determine if adequate space can be found for the placement of ACI's equipment within the Central Office. The feasibility study will be provided within 15 business days from date of receipt of the Collocation Order Form and QPF. If entrance facilities and office space are found to be available, USWC will develop a quote for supporting structure within 25 business days of providing the feasibility study. Common Collocation price quotes will be honored for 30 calendar days from the date the quote is provided. During this period the entrance facility and space is reserved pending ACI's approval of the quoted charges. If ACI agrees to the terms as stated in the Collocation Price Quote, ACI must respond within 30 days with a signed quote, a check for 50% of the quoted charges and proof of insurance. Upon receipt of the signed quote, 50% payment and proof of insurance, construction by USWC will begin. The common space including equipment bays and associated apparatus provided by USWC, will be available to ACI for placement of its equipment within 90 days of receipt of the 50% down payment. Depending on specific Wire Center conditions, shorter intervals may be available. Final payment is due upon completion of work.

                         7.4.4.2 Due to variables in equipment availability and scope of the work to be performed, additional time may be required for implementation of the structure required to support the Collocation request. Examples of structure that may not be completed within 90 days may include additional time for placement of a POI and DC power upgrades required to meet ACI's Collocation request.

       7.5. BILLING

                7.5.1    Billing - Collocation

                         Upon completion of the Collocation construction activities and payment of the remaining nonrecurring balance, USWC will provide ACI a completion package that will initiate the recurring Collocation charges. Once this completion package has been signed by ACI and USWC, ACI may begin submitting service order requests for USWC transport services and/or UNEs.

                7.5.2    Billing - Virtual Collocation

                         Virtual Collocation will be considered complete when the POI has been constructed, the shared fiber entrance facility has been provisioned, and the collocated equipment has been installed. Cooperative testing between ACI and USWC may be negotiated and performed to ensure continuity and acceptable transmission parameters in the facility and equipment.

                7.5.3    Billing -  Physical and Common Collocation

                         Upon completion of the construction activities and payment of the remaining nonrecurring charge, USWC will turn over access to the space and provide security access to the Wire Center. ACI will sign off on the completion of the physical space via the Physical or Common Collocation completion package. This will activate the monthly billing for leased space. ACI may then proceed with the installation of its equipment in the Collocation space. Once ACI's equipment has been installed and cable provided to the SPOT Frame, USWC will complete all remaining work activities. A second completion package will be provided for ACI's approval of the project. This completion package will initiate the recurring collocation charges associated with the remaining monthly charges (e.g., Entrance Facility, DC Power, SPOT Frame terminations, etc.)

       7.6. MAINTENANCE AND REPAIR

                7.6.1    Virtual Collocation

                         7.6.1.1 Maintenance Labor, Inspector Labor, Engineering Labor and Equipment Labor business hours are considered to be Monday through Friday, 8:00am to 5:00pm (local time) and after business hours are after 5:00pm and before 8:00am (local time), Monday through Friday, all day Saturday, Sunday and holidays.

                         7.6.1.2 Installation and maintenance of ACI's virtually collocated equipment will be performed by USWC or a USWC authorized vendor.

                         7.6.1.3 Upon failure of ACI's virtually collocated equipment, ACI is responsible for transportation and delivery of maintenance spares to USWC at the Wire Center housing the failed equipment. ACI is responsible for purchasing and maintaining a supply of spares.

                7.6.2    Physical Collocation

                         ACI is responsible for the maintenance and repair of its equipment located within the ACI's caged space.

                7.6.3    Common Collocation

                         ACI is responsible for the maintenance and repair of its equipment located within the ACI's common space.


8.     UNBUNDLED ACCESS/ELEMENTS

       8.1      GENERAL TERMS

                8.1.1 USWC agrees to provide the following unbundled Network Elements which are addressed in more detail in later sections of this Agreement: 1) local Loop, 2) local and tandem switches (including all vertical switching features provided by such switches), 3) interoffice transmission facilities, 4) network interface devices,
                         5) signaling and call-related database facilities, 6) operations support systems functions, and 7) operator and directory assistance functions.

                8.1.2 This Agreement provides for the provision of unbundled Network Elements to ACI which ACI may connect or combine for the purpose of offering finished retail services. USWC will not combine USWC's unbundled Network Elements to provide a finished service to ACI. USWC agrees, however, to offer finished retail services to ACI for resale pursuant to the Resale section of this Agreement.

                8.1.3 USWC will not restrict the types of telecommunications services ACI may offer through unbundled elements, nor will it restrict ACI from combining elements with any technically compatible equipment ACI owns. USWC will provide ACI with the same features, functions and capabilities of a particular element that USWC provides to itself, so that ACI can provide any telecommunications services that can be offered by means of the element.

       8.2      DESCRIPTION OF UNBUNDLED ELEMENTS

                8.2.1    Tandem Switching

                         USWC will provide a tandem switching element on an unbundled basis. The tandem switch element includes the facilities connecting the trunk distribution frames to the switch, and certain switching functions, including those facilities that establish a temporary transmission path between two other switches, but not including the transport needed to complete the call. The definition of the tandem switching element also includes the functions that are centralized in tandems rather than in separate end office switches, such as call recording, the routing of calls to operator services, and signaling conversion functions.

                8.2.2    Interoffice Transport

                         USWC will provide access to dedicated transmission facilities between its Central Offices or between such offices and those of other carriers.

                8.2.3    Digital Cross Connect System.

                         USWC will provide ACI with access to mutually agreed upon digital cross-connect system (DCS) points.

                8.2.4    Unbundled Loops

                         8.2.4.1   Service Description

                                   8.2.4.1.1        An Unbundled Loop
                                                    establishes a transmission
                                                    path between a central
                                                    office distribution frame
                                                    (or equivalent) up to, and
                                                    including, USWC's network
                                                    interface device (NID)
                                                    and/or demarcation point.
                                                    For existing Loops, the
                                                    inside wire connection to
                                                    the NID, and/or demarcation
                                                    point, will remain intact.

                                   8.2.4.1.2        Basic Unbundled Loops are
                                                    available as a two-wire or
                                                    four-wire, point-to-point
                                                    configuration suitable for
                                                    local exchange type
                                                    services within the analog
                                                    voice frequency range of
                                                    300 to 3000 Hz.  For the
                                                    two-wire configuration, ACI
                                                    is requested to specify
                                                    loop start or ground start
                                                    option.  The actual loop
                                                    facilities that provide
                                                    this service may utilize
                                                    various technologies or
                                                    combinations of
                                                    technologies.  Basic
                                                    Unbundled Loops provide an
                                                    analog facility to ACI.

                                           8.2.4.1.2.1      When ACI requests a
                                                            nonloaded Unbundled
                                                            Loop and there are
                                                            none available, USWC
                                                            will dispatch a
                                                            technician to remove
                                                            load coils and
                                                            excess bridge taps
                                                            (i.e., "deload" and
                                                            condition the Loop)
                                                            in order to make a
                                                            Loop available.  ACI
                                                            will be charged the
                                                            conditioning
                                                            nonrecurring charge
                                                            (cable unloading and
                                                            bridge tap removal)
                                                            in addition to the
                                                            Unbundled Loop
                                                            installation
                                                            nonrecurring charge.


                                           8.2.4.1.2.2      If ACI orders
                                                            multiplexing, ACI
                                                            will be responsible
                                                            for notifying USWC
                                                            of the multiplexing
                                                            channel plug
                                                            requirements and
                                                            settings ACI desires
                                                            to be established.
                                                            If ACI wishes to
                                                            establish a standard
                                                            setting for all such
                                                            multiplexing, the
                                                            BFR process shall be
                                                            used to document
                                                            that request.  The
                                                            multiplexing channel
                                                            plug requirements
                                                            and settings may
                                                            also be established
                                                            on a case by case
                                                            basis.

                                           8.2.4.1.2.3      The actual Loop
                                                            facilities may
                                                            utilize various
                                                            technologies or
                                                            combinations of
                                                            technologies.
                                                            USWC will provide
                                                            Unbundled Loops
                                                            as required in
                                                            this section
                                                            regardless of the
                                                            actual technology
                                                            deployed for the
                                                            requested loops.

                         8.2.4.2 Unbundled Loops are provided in accordance with the specifications, interfaces and parameters described in the appropriate Technical Reference Publications. USWC's sole obligation is to provide and maintain Unbundled Loops in accordance with such specifications, interfaces and parameters. USWC does not warrant that Unbundled Loops are compatible with any specific facilities or equipment or can be used for any particular purpose or service. Transmission characteristics may vary depending on the distance between ACI's end user and USWC's end office and may vary due to characteristics inherent in the physical network. USWC, in order to properly maintain and modernize the network, may make necessary modifications and changes to the Network Elements in its network on an as needed basis. Such changes may result in minor changes to transmission parameters. Changes that affect network interoperability require advance notice pursuant to the Notice of Changes section of this Agreement.

                         8.2.4.3 Facilities and lines furnished by USWC on the premises of ACI's end user and up to, and including, the NID or equivalent are the property of USWC. USWC must have access to all such facilities for network management purposes. USWC's employees and agents may enter said premises at any reasonable hour to test and inspect such facilities and lines in connection with such purposes or upon termination or cancellation of the Unbundled Loop Service to remove such facilities and lines.

                         8.2.4.4 Unbundled Loops include the facilities between the USWC distribution frame up to and including USWC's NID located at ACI's end user premises. The connection between the distribution frame and ACI facilities is accomplished by ordering the applicable EICT in conjunction with Expanded
                                   Interconnection-Collocation as set forth in
                                   USWC's Private Line Tariff. Regeneration for the EICT may be required.

                         8.2.4.5   Ordering and Maintenance.

                                   8.2.4.5.1   Prior to placing orders on
                                               behalf of the end user, ACI
                                               shall be responsible for
                                               obtaining and have in its
                                               possession Proof of
                                               Authorization ("POA").  POA
                                               shall consist of documentation
                                               acceptable to USWC of the end
                                               user's selection of ACI.  Such
                                               selection may be obtained in
                                               the following ways:

                                           8.2.4.5.1.1      The end user's
                                                            written Letter of
                                                            Authorization or
                                                            LOA.

                                           8.2.4.5.1.2      The end user's
                                                            electronic
                                                            authorization by use
                                                            of an 800 number,

                                           8.2.4.5.1.3      The end user's oral
                                                            authorization
                                                            verified by an
                                                            independent third
                                                            party (with third
                                                            party verification
                                                            as POA).

                                           8.2.4.5.1.4      A prepaid returnable
                                                            postcard supplied by
                                                            ACI which has been
                                                            signed and returned
                                                            by end user.  ACI
                                                            will wait fourteen
                                                            (14) business days
                                                            after mailing the
                                                            postcard before
                                                            placing an order to
                                                            change.

                                   8.2.4.5.2   If there is a conflict between
                                               an end user (and/or its
                                               respective agent) and ACI
                                               regarding the disconnection or
                                               provision of Unbundled Loops,
                                               USWC will honor the latest
                                               dated Letter of Authorization
                                               designating an agent by the
                                               end user or its respective
                                               agent.  If the end user's
                                               service has not been
                                               disconnected and Unbundled
                                               Loop Service is not yet
                                               established, ACI will be
                                               responsible to pay the
                                               nonrecurring charge as set
                                               forth herein.  If the end
                                               user's service has been
                                               disconnected and the end
                                               user's service is to be
                                               restored with USWC, ACI will
                                               be responsible to pay the
                                               applicable nonrecurring
                                               charges as set forth in USWC's
                                               applicable tariff, to restore
                                               the end user's prior service
                                               with USWC.

                                   8.2.4.5.3   ACI is responsible for its own
                                               end user base and will have
                                               the responsibility for
                                               resolution of any service
                                               trouble report(s) from its end
                                               users.  USWC will work
                                               cooperatively with ACI to
                                               resolve trouble reports when
                                               the trouble condition has been
                                               isolated and found to be
                                               within a portion of USWC's
                                               network.  ACI must provide to
                                               USWC switch-based test results
                                               when testing its end user's
                                               trouble prior to USWC
                                               performing any repair
                                               functions.  The Parties will
                                               cooperate in developing
                                               mutually acceptable test
                                               report standards.  When the
                                               trouble is not in USWC's
                                               network, USWC shall apply to
                                               ACI the maintenance of service
                                               charges in accordance with the
                                               applicable time and materials
                                               charges in USWC's tariff.

                                   8.2.4.5.4   ACI will be responsible to
                                               submit to USWC a disconnect
                                               order for an Unbundled Loop
                                               that is relinquished by the
                                               end user due to cessation of
                                               service. Unbundled Loop
                                               facilities will be returned to
                                               USWC when the disconnect order
                                               is complete.  In the event of
                                               transfer of the end user's
                                               service
                                               from one provider to another,
                                               the new provider will issue a
                                               request for transfer of
                                               service, resulting in the
                                               appropriate disconnection and
                                               reconnection of service.

                                   8.2.4.5.5    USWC will employ the following
                                                ordering interval process when
                                                receiving [Co-Provider's]
                                                request for Unbundled Loops.

                                                For one order at a specific
                                                end user's premises:

                                                1 order- within 5 business
                                                day interval for order
                                                completion by USWC.

                                                For multiple orders at a
                                                specific end user's
                                                premises:

                                                2-8 orders- within 5
                                                business day interval for
                                                order completion by USWC.

                                                9-16 orders- within 6
                                                business day interval for
                                                order completion by USWC.

                                                17-24 orders- within 7
                                                business day interval for
                                                order completion by USWC.

                                                For related orders, new
                                                connects will be physically
                                                worked within the same
                                                calendar day.

                                   8.2.4.5.6    When ordering Unbundled
                                                Loops, ACI is responsible for
                                                obtaining or providing
                                                facilities and equipment that
                                                are compatible with the
                                                service.

                                   8.2.4.5.7    ACI will have responsibility
                                                for testing the equipment,
                                                network facilities and the
                                                Unbundled Loop facility. If
                                                USWC performs tests of the
                                                Unbundled Loop facility at
                                                ACI's request, and the fault
                                                is not in the USWC facilities,
                                                a charge shall apply.

                                   8.2.4.5.8    ACI will be responsible for
                                                providing battery and dial
                                                tone to its connection point
                                                two business days prior to
                                                the due date on the service
                                                order.

                                   8.2.4.5.9    Provisions regarding Basic
                                                Testing at Coordinated
                                                Cutover Time shall be
                                                negotiated between the
                                                Parties on an individual case
                                                basis.

                                   8.2.4.5.10   ACI and USWC will work
                                                cooperatively to develop
                                                forecasts for Unbundled Loop
                                                service.  USWC requests  an
                                                eighteen month forecast of
                                                Unbundled Loop service.  The
                                                forecast will include the
                                                specific serving Wire Center
                                                that will be requested, plus
                                                the specific quantity of each
                                                service desired.  The
                                                forecast will be updated
                                                quarterly, and will be
                                                treated as ACI confidential
                                                information.

                         8.2.4.6 Appendix A contains the rate information for Unbundled Loops.

                         8.2.4.7 If applicable, the Bona Fide Request Process will apply as detailed in the Bona Fide Request Process section of this Agreement.

                         8.2.4.8 If applicable, Construction Charges, pursuant to the Construction Charges section of this Agreement, may apply to the construction of new Unbundled Loops on behalf of ACI.

                8.2.5    Local Switching Element

                         The unbundled switching element includes facilities that are associated with the switch (e.g., Port), facilities that are involved with switching the call, access to vertical features (e.g., custom calling), and all originating minutes of use from the unbundled switching element, but not including transport from or to the switch.

                         8.2.5.1   End Office Switching

                                   8.2.5.1.1        Line-side and trunk-side
                                                    Ports are available.  The
                                                    line-side Port is flat
                                                    rated and it includes:

                                           8.2.5.1.1.1      Telephone Number
                                           8.2.5.1.1.2      Directory Listing
                                           8.2.5.1.1.3      Dial Tone
                                           8.2.5.1.1.4      Signaling (loop or
                                                            ground start)
                                           8.2.5.1.1.5      On/Off Hook
                                                            Detection
                                           8.2.5.1.1.6      Audible and Power
                                                            Ringing
                                           8.2.5.1.1.7      Automatic Message
                                                            Accounting (AMA)
                                                            Recording
                                           8.2.5.1.1.8      Access to 911,
                                                            Operator Services,
                                                            and Directory
                                                            Assistance
                                           8.2.5.1.1.9      Blocking Options
                                                            (900 services)

                                   8.2.5.1.2        Vertical features will be
                                                    offered as elements.  These
                                                    elements are offered at the
                                                    retail rate with the
                                                    appropriate discounted rate
                                                    offered under resale.

                                   8.2.5.1.3        Local originating usage
                                                    will be measured and billed
                                                    on minutes of use.

                                   8.2.5.1.4        The access point for
                                                    line-side Port
                                                    interconnection is the
                                                    Single Point of Termination
                                                    (SPOT) bay of the USWC
                                                    designated serving Wire
                                                    Center.

                                   8.2.5.1.5        The price for local
                                                    switching is described in
                                                    Appendix A.

                         8.2.5.2   Customized Routing

                                   8.2.5.2.1        Description

                                                    Customized routing will
                                                    enable ACI to direct
                                                    particular classes of calls
                                                    to prearranged outgoing
                                                    trunks.  ACI can use
                                                    customized routing to
                                                    direct its end users' calls
                                                    to 411, 555-1212, or O- to
                                                    its own directory
                                                    assistance, operator
                                                    services platform or
                                                    dedicated trunks.

                                   8.2.5.2.2        Limitations

                                                    Because there is a
                                                    limitation in the capacity
                                                    of the 1A ESS switch,
                                                    custom routing will be
                                                    offered to Co-Providers on
                                                    a first-come, first-served
                                                    basis.

                                   8.2.5.2.3        The price for custom
                                                    routing will be provided on
                                                    a case-by-case basis.  The
                                                    price for custom routing is
                                                    comprised of a development
                                                    charge for a customized
                                                    Line Class Code and an
                                                    installation charge for
                                                    every switch the Line Class
                                                    Code is implemented.

                         8.2.5.3 Coin signaling is only available as part of "smart PAL" service.

                8.2.6    Network Interface Device (NID)

                         8.2.6.1   Service Description.

                                   A device wired between a telephone
                                   protector and the inside wiring to
                                   isolate the end user's equipment from the network at the subscriber's premises. It is a device for the termination of inside wire that is available in single and multiple pair configurations.

                         8.2.6.2 ACI may connect its loops, via its own NID, to the USWC NID.

                         8.2.6.3 Any costs associated with USWC's connection of ACI's NID to USWC's NID, will be the responsibility of ACI.

                         8.2.6.4 The price for access to the NID will be provided on a case-by-case basis.

                8.2.7    Additional Unbundled Elements

                         ACI may request nondiscriminatory access to, and where appropriate, development of additional unbundled Network Elements not covered in this Agreement in response to specific requests therefor, pursuant to the Bona Fide Request Process detailed in the Bona Fide Request Process section of this Agreement.


9.     ANCILLARY SERVICES AND ARRANGEMENTS

       9.1      SIGNALING ACCESS TO CALL-RELATED DATABASES

                9.1.1 When ACI is purchasing local switching from USWC, USWC will provide access via the STP to call related databases used in AIN services. The Parties agree to work in the industry to define the mediated access mechanisms for SCP access. Access to the USWC Service Management Systems (SMS) will be provided to ACI, via the BFR process, to activate, modify, or update information in the call related databases, equivalent to the USWC access.

                9.1.2 USWC will offer unbundled signaling via LIS-Common Channel Signaling Capability (CCSAC). CCSAC service utilizes the SS7 network and provides access to call-related databases that reside at USWC's SCPs, such as the Line Information Database (LIDB) and the 800 Database. The access to USWC's SCPs will be mediated via the STP Port in order to assure network reliability.

                9.1.3    CCSAC includes:

                         9.1.3.1 Entrance Facility - This element connects ACI's signaling point of interface with the USWC serving wire center (SWC). ACI may purchase this element or it may self-provision the entrance facility. If the entrance facility is self-provisioned, ACI would need to purchase Collocation and an Expanded Interconnection Channel Termination.

                         9.1.3.2 Direct Link Transport (DLT) - This element connects the SWC to the USWC STP. ACI may purchase this element or self-provision transport directly to the STP. If ACI provides the link to the STP, it must purchase Collocation, an Expanded Interconnection Channel Termination at the STP location, and a direct link from the EICT to the STP Port.

                         9.1.3.3 STP Port - This element provides the switching function at the STP. One STP Port is required for each DLT Link. The Port provides interaction with the Service Control Point (SCP). Port availability is limited.

                         9.1.3.4 Multiplexing - Multiplexing may be required at either/both the SWC and/or Port. The multiplexing options are the standard DS3 to DS1 and DS1 to DS0 requirements.

                9.1.4 Access to Advanced Intelligent Network (AIN) functions is available only through the STP.

                9.1.5 USWC will provide mediated access to SMS via the BFR process, for the purpose of activating, modifying or updating AIN service specification through its Service Creation Environment (SCE) on an equivalent basis as USWC provides to itself. SMS allows ACI to provision, modify, or update information in call related databases. Currently, the SCE process is predominantly manual via a service center.

                9.1.6    The pricing for CCSAC service is provided in Appendix
                         A.

       9.2      Interim Number Portability

                9.2.1    General Terms

                         9.2.1.1 The Parties shall provide Number Portability on a reciprocal basis to each other to the extent technically feasible, and in accordance with rules and regulations as from time to time prescribed by the FCC and/or the Commission.

                         9.2.1.2 Until Permanent Number Portability is implemented by the industry pursuant to regulations issued by the FCC or the Commission, the Parties agree to provide Interim Number Portability ("INP") to each other through remote call forwarding, direct inward dialing and NXX migration.

                         9.2.1.3 Once Permanent Number Portability is implemented pursuant to FCC or Commission regulation, either Party may withdraw, at any time and at its sole discretion, its INP offerings, subject to advance notice to the other Party and coordination to allow the seamless and transparent conversion of INP end user numbers to Permanent Number Portability. Upon implementation of Permanent Number Portability pursuant to FCC regulations, both Parties agree to conform and provide such Permanent Number Portability.

                         9.2.1.4 USWC will update its Line Information Database ("LIDB") listings for retained numbers as directed by ACI. USWC will restrict or cancel calling cards associated with these forwarded numbers. LIDB updates shall be completed by the Parties on the same business day each INP arrangement is activated.

                         9.2.1.5 Upon request, USWC shall provide to ACI INP via Direct Inward Dial Trunks pursuant to applicable tariffs.

                         9.2.1.6 Where either Party has activated an entire NXX for a single end user, or activated a substantial portion of an NXX for a single end user with the remaining numbers in that NXX either reserved for future use or otherwise unused, if such end user chooses to receive service from the other Party, the first Party shall cooperate with the second Party to have the entire NXX reassigned in the LERG (and associated industry databases, routing tables, etc.) to an end office operated by the second Party. Such transfer will be accomplished with appropriate coordination between the Parties and subject to appropriate industry lead-times for movement of NXXs from one switch to another. Other applications of NXX migration will be discussed by the Parties as circumstances arise.

                9.2.2    Description Of Service

                         9.2.2.1 Interim Number Portability ("INP") Service is a service arrangement that can be provided by USWC to ACI or by ACI to USWC. For the purposes of this section, the Party porting traffic to the other Party shall be referred to as the "INP Provider" and the Party receiving INP traffic for termination shall be referred to as the "INP Requestor".

                         9.2.2.2 INP applies to those situations where an end user elects to transfer service from the INP Provider to the INP Requestor and such end user also wishes to retain its existing telephone number. INP consists of INP Provider's provision to the INP Requestor the capability to route calls placed to telephone numbers assigned to the INP
                                   Provider's switches to the INP
                                   Requestor's switches.  INP is
                                   available only for working telephone
                                   numbers assigned to the INP
                                   Provider's end users who request to
                                   transfer to the INP Requestor's
                                   service.

                         9.2.2.3 INP is available as INP-Remote Call Forwarding ("INP-RCF") permitting a call to an INP Provider's assigned telephone number to be translated to the INP Requestor's dialable local number. INP Requestor may terminate the call as desired. Additional capacity for simultaneous call forwarding is available where technically feasible. The INP Requestor will need to specify the number of simultaneous calls to be forwarded for each number ported.

                         9.2.2.4   INP is subject to the following restrictions:

                                   9.2.2.4.1        An INP telephone number may
                                                    be assigned by INP
                                                    Requestor only to the
                                                    Requestor's end users
                                                    located within the INP
                                                    Provider's local calling
                                                    area and toll rating area
                                                    that is associated with the
                                                    NXX of the portable number.

                                   9.2.2.4.2        INP is applicable only if
                                                    the INP Requestor is
                                                    engaged in a reciprocal
                                                    traffic exchange
                                                    arrangement with the INP
                                                    Provider.

                                   9.2.2.4.3        Only the existing, INP
                                                    Provider assigned end user
                                                    telephone number may be
                                                    used as a ported number for
                                                    INP.

                                   9.2.2.4.4        INP will not be provided by
                                                    the INP Provider for end
                                                    users whose accounts are in
                                                    arrears and who elect to
                                                    make a change of service
                                                    provider unless and until
                                                    the following conditions
                                                    are met:

                                           9.2.2.4.4.1      Full payment for the
                                                            account (including
                                                            directory
                                                            advertising charges
                                                            associated with the
                                                            end user's telephone
                                                            number) is made by
                                                            end user or INP
                                                            Requestor agrees to
                                                            make full payment on
                                                            behalf of end user.

                                           9.2.2.4.4.2      INP Provider is
                                                            notified in advance
                                                            of the change in
                                                            service provider and
                                                            a Change of
                                                            Responsibility form
                                                            is issued.

                                           9.2.2.4.4.3      INP Provider accepts
                                                            the transfer of
                                                            responsibility.

                                   9.2.2.4.5        INP services shall not be
                                                    re-sold, shared or assigned
                                                    by either Party to another
                                                    LEC or Co-Provider.

                                   9.2.2.4.6        INP is not offered for NXX
                                                    Codes 555, 976, 960 and
                                                    coin telephones, and
                                                    Service Access Codes (i.e.
                                                    500, 700, 800/888, 900).
                                                    INP is not available for
                                                    FGA seven-digit numbers,
                                                    including foreign exchange
                                                    (FEX), FX and FX/ONAL and
                                                    foreign Central Office
                                                    Service.  Furthermore, INP
                                                    numbers may not be used for
                                                    mass calling events.

                                   9.2.2.4.7        The ported telephone number
                                                    will be returned to the
                                                    originating Party (or to
                                                    the common pool of
                                                    telephone numbers upon
                                                    implementation of Permanent
                                                    Number Portability) when
                                                    the ported service is
                                                    disconnected.  The Party
                                                    purchasing a ported number
                                                    may not retain it and
                                                    reassign it to another end
                                                    user.  The normal intercept
                                                    announcement will be
                                                    provided by the INP
                                                    Provider for the period of
                                                    time until the telephone
                                                    number is reassigned by the
                                                    INP Provider.

                         9.2.2.5   Ordering and Maintenance

                                   9.2.2.5.1        The INP Requestor is
                                                    responsible for all
                                                    dealings with and on behalf
                                                    of its end users, including
                                                    all end user account
                                                    activity, e.g. end user
                                                    queries and complaints.

                                   9.2.2.5.2        Each Party is responsible
                                                    for obtaining a Letter of
                                                    Authorization (LOA) from
                                                    its end users who request a
                                                    transfer of the end user's
                                                    telephone number from the
                                                    other Party.

                                   9.2.2.5.3        The INP Provider will work
                                                    cooperatively with the INP
                                                    Requestor to ensure a
                                                    smooth end user transition
                                                    and to avoid unnecessary
                                                    duplication of other
                                                    facilities (e.g., Unbundled
                                                    Loops). The Parties will
                                                    cooperate to develop
                                                    intercompany procedures to
                                                    implement the requirements
                                                    of this paragraph.

                                   9.2.2.5.4        If an end user requests
                                                    transfer of service from
                                                    the INP Requestor back to
                                                    the INP Provider, the INP
                                                    Provider may rely on that
                                                    end user request to
                                                    institute cancellation of
                                                    the INP service. The INP
                                                    Provider will provide at
                                                    least 48 hours notice to
                                                    the INP Requestor of the
                                                    cancellation of INP
                                                    service, and will work
                                                    cooperatively with the INP
                                                    Requestor to ensure a
                                                    smooth end user transition
                                                    and to avoid unnecessary
                                                    duplication of other
                                                    facilities (e.g., Unbundled
                                                    Loops).  The Parties will
                                                    cooperate to develop
                                                    intercompany procedures to
                                                    implement the requirements
                                                    of this paragraph.

                                   9.2.2.5.5        Certain features are not
                                                    available on calls passed
                                                    through INP service.

                                   9.2.2.5.6        The INP Requestor's
                                                    designated INP switch must
                                                    return answer and
                                                    disconnect supervision to
                                                    the INP Provider's switch.

                                   9.2.2.5.7        The INP Requestor will
                                                    provide to the E911
                                                    database provider the
                                                    network telephone number
                                                    that the INP Requestor
                                                    assigned to the INP
                                                    Provider-assigned, ported
                                                    telephone number.  Updates
                                                    to and maintenance of the
                                                    INP information to the E911
                                                    database are the
                                                    responsibility of the INP
                                                    Requestor.

                                   9.2.2.5.8        The INP Requestor will
                                                    submit to the INP Provider
                                                    a disconnect order for each
                                                    ported number that is
                                                    relinquished by the INP
                                                    Requestor's end users.

                         9.2.2.6   Cost Recovery

                                   The Parties agree that, for the purposes of this Agreement that the following cost structure is an acceptable measure of the costs incurred by the INP Provider.

                                   9.2.2.6.1        Number Ported -- This cost
                                                    is incurred per number
                                                    ported, per month.  Should
                                                    the INP Requestor provide
                                                    the transport from the INP
                                                    Provider's end office to
                                                    the INP Requestor's end
                                                    office switch, a lower cost
                                                    is incurred.  This cost
                                                    represents a single call
                                                    path from the INP
                                                    Provider's end office
                                                    switch to the INP Requestor
                                                    for the portable number.

                                   9.2.2.6.2        Additional Call Path --
                                                    This cost is incurred  per
                                                    additional call path per
                                                    month added to a particular
                                                    ported telephone number.
                                                    Should the INP Requestor
                                                    provide the transport from
                                                    the INP

                                                    Provider's end office to
                                                    the INP Requestor's end
                                                    office switch, a lower cost
                                                    is incurred.

                                   9.2.2.6.3        Service Establishment - Per
                                                    Route, Per Switch.  This
                                                    non-recurring cost is
                                                    incurred for each INP
                                                    Provider's end office
                                                    switch that is equipped to
                                                    provide INP to the INP
                                                    Requestor.

                                   9.2.2.6.4        Service Establishment -
                                                    Additional number ported or
                                                    changes to existing
                                                    numbers, per number ported
                                                    -- This non-recurring cost
                                                    is for each telephone
                                                    number equipped with INP.

                                   9.2.2.6.5        The Parties agree that
                                                    Appendix A reasonably
                                                    identifies the above costs.

                                   9.2.2.6.6        Each of the above costs
                                                    shall be borne by the INP
                                                    Requestor.

                                   9.2.2.6.7        The INP Provider will, when
                                                    using RCF, send the
                                                    original ("ported") number
                                                    over the Interconnection
                                                    arrangements as the Calling
                                                    Party Number using the
                                                    signaling protocol
                                                    applicable to the
                                                    arrangements.  The INP
                                                    Requestor will capture and
                                                    measure the number of
                                                    minutes of INP incoming
                                                    traffic.  USWC will provide
                                                    (and update quarterly)
                                                    percentage distributions of
                                                    all terminating traffic in
                                                    the LATA by jurisdictional
                                                    nature of the traffic:  a)
                                                    local; b) intrastate,
                                                    intraLATA switched access;
                                                    c) intrastate, interLATA
                                                    switched access; d)
                                                    interstate, intraLATA
                                                    switched access; e)
                                                    interstate, interLATA
                                                    switched access.  Separate
                                                    residence and business
                                                    percentage distributions
                                                    will be provided, to the
                                                    extent possible.  The
                                                    Parties agree to work
                                                    cooperatively to develop
                                                    and exchange the data
                                                    required to implement this
                                                    paragraph.  The appropriate
                                                    percentage will be applied
                                                    to the number of minutes of
                                                    INP traffic in each
                                                    category to determine the
                                                    number of minutes eligible
                                                    for additional "pass
                                                    through" switched access
                                                    compensation.  Pass through
                                                    switched access
                                                    compensation will be paid
                                                    at the following rates:

                                                            For all Intra-LATA
                                                            For all Intra-LATA
                                                            Toll and inter-LATA
                                                            minutes delivered
                                                            over INP, USWC will
                                                            pay, in addition to
                                                            reciprocal
                                                            compensation, the
                                                            applicable CCLC for
                                                            each minute.

                                   9.2.2.6.8        Rates are contained in
                                                    Appendix A.

       9.3      911/E-911 SERVICE

                9.3.1    Scope.

                         9.3.1.1 ACI exchanges to be included in USWC's E-911 Data Base will be indicated via written notice and will not require an amendment to this Agreement.

                         9.3.1.2 In counties where USWC has obligations under existing agreements as the primary provider of the 911 System to the county, ACI will participate in the provision of the 911 System as described in this Agreement.

                                   9.3.1.2.1        Each Party will be
                                                    responsible for those
                                                    portions of the 911 System
                                                    for which it has total
                                                    control, including any
                                                    necessary maintenance to
                                                    each Party's portion of the
                                                    911 System.

                                   9.3.1.2.2        USWC, or its agent, will be
                                                    responsible for maintaining
                                                    the E-911 Data Base.  USWC,
                                                    or its agent, will provide
                                                    to ACI an initial copy of
                                                    the most recent Master
                                                    Street Address Guide
                                                    ("MSAG"), and subsequent
                                                    versions on a quarterly
                                                    basis, at no charge.  MSAGs
                                                    provided outside the
                                                    quarterly schedule will be
                                                    provided and charged on an
                                                    individual case basis.  The
                                                    data will be provided in
                                                    computer readable format.

                                   9.3.1.2.3        For selective routing table
                                                    updates, ACI will negotiate
                                                    directly with USWC's data
                                                    base provider for the input
                                                    of end user data into the
                                                    USWC Automatic Location
                                                    Identification ("ALI") data
                                                    base.  ACI will negotiate
                                                    directly with the Public
                                                    Safety Answering Point
                                                    ("PSAP")'s (or PSAP
                                                    agency's) DMS/ALI provider
                                                    for input of end user data
                                                    into the ALI data base.  In
                                                    most cases the selective
                                                    routing table updates and
                                                    the ALI data base will be
                                                    managed by the same
                                                    provider.  ACI assumes all
                                                    responsibility for the
                                                    accuracy of the data that
                                                    ACI provides for MSAG
                                                    preparation and E-911 Data
                                                    Base operation.

                                   9.3.1.2.4        ACI will provide end user
                                                    data to USWC's agent for
                                                    the USWC ALI data base
                                                    utilizing NENA-02-001
                                                    Recommended Formats For
                                                    Data Exchange, NENA-02-002
                                                    Recommended Standard For
                                                    Street

                                                    Thoroughfare Abbreviations
                                                    and NENA-02-003 Recommended
                                                    Protocols For Data
                                                    Exchange.  USWC will
                                                    furnish ACI any variations
                                                    to NENA recommendations
                                                    required for ALI data base
                                                    input.

                                   9.3.1.2.5        ACI will provide end user
                                                    data to USWC's agent for
                                                    the USWC ALI data base that
                                                    are MSAG valid and meet all
                                                    components of the
                                                    NENA-02-004 Recommended
                                                    Measurements For Data
                                                    Quality.

                                   9.3.1.2.6        ACI will update its end
                                                    user records provided to
                                                    USWC's agent for the USWC
                                                    ALI data base to agree with
                                                    the 911 MSAG standards for
                                                    its service areas.

                                   9.3.1.2.7        USWC will provide ACI with
                                                    the identification of the
                                                    USWC 911 controlling office
                                                    that serves each geographic
                                                    area served by ACI.

                                   9.3.1.2.8        The Parties will cooperate
                                                    in the routing of 911
                                                    traffic in those instances
                                                    where the ALI/ANI
                                                    information is not
                                                    available on a particular
                                                    911 call.

                                   9.3.1.2.9        USWC will provide ACI with
                                                    the ten-digit telephone
                                                    numbers of each PSAP
                                                    agency, for which USWC
                                                    provides the 911 function,
                                                    to be used by ACI to
                                                    acquire emergency telephone
                                                    numbers for operators to
                                                    handle emergency calls in
                                                    those instances where the
                                                    ACI end user dials "O"
                                                    instead of "911".

                                   9.3.1.2.10       ACI will provide USWC with
                                                    the ten-digit telephone
                                                    numbers of each PSAP
                                                    agency, for which ACI
                                                    provides the 911 function,
                                                    to be used by USWC to
                                                    acquire emergency telephone
                                                    numbers for operators to
                                                    handle emergency calls in
                                                    those instances where the
                                                    USWC end user dials "O"
                                                    instead of "911".

                         9.3.1.3 If a third party; i.e., LEC, is the primary service provider to a county, ACI will negotiate separately with such third party with regard to the provision of 911 service to the county. All relations between such third party and ACI are totally separate from this Agreement and USWC makes no representations on behalf of the third party.

                         9.3.1.4 If ACI is the primary service provider to the county, ACI and USWC will negotiate the specific provisions necessary for providing 911 service to the county and will include such provisions in an amendment to this Agreement.

                         9.3.1.5 ACI will separately negotiate with each county regarding the collection and reimbursement to the county of applicable end user taxes for 911 service.

                         9.3.1.6 ACI is responsible for network management of its network components in compliance with the Network Reliability Council Recommendations and meeting the network standard of USWC for the 911 call delivery.

                         9.3.1.7 The Parties shall provide a single point of contact to coordinate all activities under this Agreement.

                         9.3.1.8 Neither Party will reimburse the other for any expenses incurred in the provision of E-911 services up to P.01 grade of service.

                9.3.2 Performance Criteria. E-911 Data Base accuracy shall be as set forth below:

                         9.3.2.1 Accuracy of ALI data will be measured jointly by the PSAPs and USWC in a format supplied by USWC. The reports shall be forwarded to ACI by USWC when relevant and will indicate incidents when incorrect or no ALI data is displayed.

                         9.3.2.2 Each discrepancy report will be jointly researched by USWC and ACI. Corrective action will be taken immediately by the responsible Party.

                         9.3.2.3 Each Party will be responsible for the accuracy of its end user records. Each Party specifically agrees to indemnify and hold harmless the other Party from any claims, damages, or suits related to the accuracy of end user data provided for inclusion in the E-911 Data Base.

                         9.3.2.4 For PSAP default routing purposes, ACI will establish separate trunks for the USWC selective router for each PSAP jurisdictional area it serves from a given switch.

                         9.3.2.5 The additional parameters by which the Parties will utilize the 911 or E-911 database will be the subject of further discussion between the Parties.

       9.4      DIRECTORY ASSISTANCE

                9.4.1 USWC agrees to (1) provide to ACI's operators on-line access to USWC's directory assistance database; (2) provide to ACI unbranded directory assistance service
                         (3) provide to ACI directory assistance service under the ACI brand (where technically feasible); (4) allow ACI or ACI's designated operator bureau to license USWC's directory assistance database for use in providing competitive directory assistance services. Prices for all of these services will be determined on an individual case basis.

                9.4.2 The price for directory assistance, provided pursuant to this Agreement, is specified in Appendix A. As an alternative, the Parties may obtain directory assistance service pursuant to retail directory assistance tariffs.

                9.4.3 The price for directory call completion services is specified in Appendix A, pending the completion of an approved cost study. Additional charges, for USWC IntraLATA Toll services, also apply for completed IntraLATA Toll calls. IntraLATA Toll service shall be available pursuant to the wholesale discount provided in the Resale section of this Agreement. Call completion service is an optional service. ACI may, at its option, request USWC to not provide call completion services to ACI end users.

       9.5      WHITE PAGES DIRECTORY LISTINGS

                9.5.1    Scope.

                         9.5.1.1 White Pages Listings Service ("Listings") consists of USWC placing the names, addresses and telephone numbers of ACI's end users in USWC's listing database, based on end user information provided to USWC by ACI. USWC is authorized to use Listings in Directory Assistance (DA) and as noted in paragraph 9.5.1.4, below.

                         9.5.1.2 ACI will provide in standard, mechanized format, and USWC will accept at no charge, one primary listing for each main telephone number belonging to ACI's end users. Primary listings are as defined for USWC end users in USWC's general exchange tariffs. ACI will be charged for premium and privacy listings, e.g., additional, foreign, cross reference, informational, etc., at USWC's general exchange listing tariff rates, less the wholesale discount. If ACI utilizes Remote Call Forwarding for local number portability, ACI can list only one number without charge - either the end user's original telephone number or the ACI-assigned number. The standard discounted rate for an additional listing applies to the other number.

                         9.5.1.3 USWC will furnish ACI the Listings format specifications. ACI may supply a maximum of one batch file daily, containing only Listings that completed on or prior to the transmission date. USWC cannot accept Listings with advance completion dates. Large volume activity (e.g., 100 or more listings) on a caption set is considered a project that requires coordination between ACI and USWC to determine time frames.

                         9.5.1.4 ACI grants USWC a non-exclusive license to incorporate Listings information into its directory assistance database. ACI hereby selects one of two options for USWC's use of Listings and dissemination of Listings to third parties.

                                   EITHER:

                                   9.5.1.4.1        Treat the same as USWC's
                                                    end user listings - No
                                                    prior authorization is
                                                    needed for USWC to release
                                                    Listings to directory
                                                    publishers or other third
                                                    parties.  USWC will
                                                    incorporate Listings
                                                    information in all existing
                                                    and future directory
                                                    assistance applications
                                                    developed by USWC.  ACI
                                                    authorizes USWC to sell and
                                                    otherwise make Listings
                                                    available to directory
                                                    publishers.  USWC shall be
                                                    entitled to retain all
                                                    revenue associated with any
                                                    such sales.  Listings shall
                                                    not be provided or sold in
                                                    such a manner as to
                                                    segregate end users by
                                                    carrier.

                                   OR:

                                   9.5.1.4.2        Restrict to USWC's
                                                    directory assistance --
                                                    Prior authorization
                                                    required by ACI for all
                                                    other uses.  ACI makes its
                                                    own, separate agreements
                                                    with USWC, third parties
                                                    and directory publishers
                                                    for all uses of its
                                                    Listings beyond directory
                                                    assistance.  USWC will sell
                                                    Listings to directory
                                                    publishers (including
                                                    USWC's publisher
                                                    affiliate), other third
                                                    parties and USWC products
                                                    only after the third party
                                                    presents proof of ACI's
                                                    authorization.  USWC shall
                                                    be entitled to retain all
                                                    revenue associated with any
                                                    such sales.  Listings shall
                                                    not be provided or sold in
                                                    such a manner as to
                                                    segregate end users by
                                                    carrier.

                                   ACI hereby selects Option ______.

                         9.5.1.5 To the extent that state tariffs limit USWC's liability with regard to Listings, the applicable state tariff(s) is incorporated herein and supersedes the Limitation of Liability section of this Agreement with respect to Listings only.

                9.5.2    USWC Responsibilities

                         9.5.2.1 USWC is responsible for maintaining Listings, including entering, changing, correcting, rearranging and removing Listings in accordance with ACI orders. USWC will take reasonable steps in accordance with industry practices to accommodate non-published and non-listed Listings provided that ACI has supplied USWC the necessary privacy indicators on such Listings.

                         9.5.2.2 USWC will include ACI Listings in USWC's Directory Assistance service to ensure that callers to USWC's Directory Assistance service have non-discriminatory access to ACI's Listings.

                         9.5.2.3 USWC will ensure the ACI Listings provided to USWC are included in the white pages directory published on USWC's behalf, in accordance with ACI's selection under Section 9.5.1.4, above.

                9.5.3    ACI Responsibilities

                         9.5.3.1 ACI agrees to provide to USWC its end user names, addresses and telephone numbers in a standard mechanized format, as specified by USWC.

                         9.5.3.2 ACI will supply its ACNA/CIC or CLCC/OCN, as appropriate, with each order to provide USWC the means of identifying Listings ownership.

                         9.5.3.3 ACI represents and warrants the end user information provided to USWC is accurate and correct. ACI further represents and warrants that it has reviewed all Listings provided to USWC, including end user requested restrictions on use such as non-published and non-listed. ACI shall be solely responsible for knowing and adhering to state laws or rulings regarding Listings (e.g., no solicitation requirements in the states of Arizona and Oregon, privacy requirements in Colorado), and for supplying USWC with the applicable Listing information.

                         9.5.3.4 ACI is responsible for all dealings with, and on behalf of, ACI's end users, including:

                                   9.5.3.4.1        All end user account
                                                    activity, e.g. end user
                                                    queries and complaints.

                                   9.5.3.4.2        All account maintenance
                                                    activity, e.g., additions,
                                                    changes, issuance of orders
                                                    for Listings to USWC.

                                   9.5.3.4.3        Determining privacy
                                                    requirements and accurately
                                                    coding the privacy
                                                    indicators for ACI's end
                                                    user information.  If end
                                                    user information provided
                                                    by ACI to USWC does not
                                                    contain a privacy
                                                    indicator, no privacy
                                                    restrictions will apply.

                                   9.5.3.4.4        Any additional services
                                                    requested by ACI's end
                                                    users.

       9.6      BUSY LINE VERIFY AND BUSY LINE INTERRUPT SERVICES

                9.6.1 Busy Line Verification ("BLV") is performed when one Party's end user requests assistance from the operator bureau to determine if the called line is in use, however, the operator bureau will not complete the call for the end user initiating the BLV inquiry. Only one BLV attempt will be made per end user operator bureau call, and a charge shall apply whether or not the called party releases the line.

                9.6.2 Busy Line Verification Interrupt ("BLVI") is performed when one Party's operator bureau interrupts a telephone call in progress after BLV has occurred. The operator bureau will interrupt the busy line and inform the called party that there is a call waiting. The operator bureau will only interrupt the call and will not complete the telephone call of the end user initiating the BLVI request. The operator bureau will make only one BLVI attempt per end user operator telephone call and the applicable charge applies whether or not the called party releases the line.

                9.6.3 The rates for Busy Line Verify and Busy Line Verify and Interrupt are specified in Appendix A.

                9.6.4 Each Party's operator bureau shall accept BLV and BLVI inquiries from the operator bureau of the other Party in order to allow transparent provision of BLV/BLVI traffic between the Parties' networks.

                9.6.5 Each Party shall route BLV/BLVI traffic inquiries over separate direct trunks (and not the local/intraLATA trunks) established between the Parties' respective operator bureaus.

       9.7      TOLL AND ASSISTANCE OPERATOR SERVICES

                9.7.1    Description of Serice.

                Toll and Assistance refers to functions end users associate with the "O" operator. Subject to availability and capacity, access may be provided via operator services trunks purchased from USWC or provided by ACI via Collocation arrangements to route calls to ACI's platform.

                9.7.2    Functions include:

                         9.7.2.1   O-Coin, Automatic Coin Telephone Service
                                   (ACTS) - these functions complete coin calls, collect coins and provide coin rates.

                         9.7.2.2 Alternate Billing Services (ABS or O+ dialing): Bill to third party, Collect and Mechanized Credit Card System (MCCS).

                         9.7.2.3 O- or operator assistance which provides general assistance such as dialing instruction and assistance, rate quotes, emergency call completion and providing credit.

                         9.7.2.4 Automated Branding - ability to announce the carrier's name to the end user during the introduction of the call.

                         9.7.2.5 Rating Services - operators have access to tables that are populated with all toll rates used by the operator switch.

                9.7.3 Pricing for Toll and Assistance Operator Services shall be determined on a case-by-case basis, upon request.

                9.7.4 Interconnection to the USWC Toll and Assistance Operator Services from an end office to USWC T/A is technically feasible at three distinct points on the trunk side of the switch. The first connection point is an operator services trunk connected directly to the T/A host switch. The second connection point is an operator services trunk connected directly to a remote T/A switch. The third connection point is an operator services trunk connected to a remote access tandem with operator concentration capabilities.

                9.7.5 Trunk provisioning and facility ownership will follow the guidelines recommended by the Trunking and Routing, IOF and Switch sub-teams. All trunk interconnections will be digital.

                9.7.6 Toll and Assistance interconnection will require an operator services type trunk between the end office and the interconnection point on the USWC switch.

                9.7.7 Connecting a position to the host system requires two circuits (one voice and one data) per position on a T1 facility.

                9.7.8 The technical requirements of operator services type trunks and the circuits to connect the positions to the host are covered in the OSSGR under Section 6 (Signaling) and Section 10 (System Interfaces) in general requirements form.

                9.7.9 Specific provisions regarding Operator Services will be addressed in a separate agreement between the Parties.

       9.8      INTERCONNECTION TO LINE INFORMATION DATA BASE (LIDB)

                9.8.1    Description of Line Information Data Base (LIDB).

                         Line information Data Base (LIDB) stores various line numbers and Special Billing Number (SBN) data used by operator services systems to process and bill calls. The operator services system accesses LIDB data to provide origination line (calling number), billing number and termination line (called number) management functions. LIDB is used for calling card validation, fraud verification, preferred IC association with the calling card, billing or service restrictions and the sub-account information to be included on the call's billing record.

                9.8.2    Interfaces.

                         Bellcore's GR-446-CORE defines the interface between the administration system and LIDB including specific message formats. (Bellcore's TR-NWP-000029, Section 10)

                9.8.3    LIDB Access.

                         9.8.3.1 All LIDB queries and responses from operator services systems and end offices are transmitted over a CCS network using a Signaling System 7 (SS7) protocol (TR-NWT-000246, Bell Communications Research Specification of Signaling System 7).

                         9.8.3.2 The application data needed for processing LIDB data are formatted as TCAP messages. TCAP messages may be carried as an application level protocol using SS7 protocols for basic message transport.

                         9.8.3.3 The SCP node provides all protocol and interface support. ACI SS7 connections will be required to meet Bellcore's GR905. TR954 and USWC's Technical Publication 77342 specifications.

                         9.8.3.4 Non-USWC companies will submit LIDB updates via a manual fax process being developed. An electronic capability is being designed to allow ACI to add, update, and delete their line records.

                         9.8.3.5 It is currently USWC's policy to allow LIDB access to non-USWC companies through regional STPs.

                9.8.4 Pricing for LIDB access shall be determined on a case-by-case basis and will be included in a separate LIDB agreement between the parties.

       9.9      ACCESS TO POLES, DUCTS, CONDUITS, AND RIGHTS OF WAY

                Each Party shall provide the other Party access to its poles, ducts, rights-of-way and conduits it controls on terms, conditions and prices comparable to those offered to any other entity pursuant to each Party's applicable tariffs and/or standard agreements.

       9.10     MISCELLANEOUS ANCILLARY SERVICES.

                Miscellaneous ancillary services will be addressed in separate agreements between the Parties. These include, but are not limited to 800 and CMDS.


10.    ACCESS TO OPERATIONAL SUPPORT SYSTEMS (OSS)

       USWC is developing a proposal for access to its Operational Support Systems (OSS) to meet the requirements of the FCC's 1st and 2nd Orders and to provide ACI with electronic interfaces for pre-ordering, ordering, demand repairs and billing functions for Plain Old Telephone Services (POTS). These interfaces will also have the necessary mediation to protect the integrity of the network as well as allay any privacy concerns for end user information. The components described in this section are conceptual in nature and will be subject to change as the implementation process proceeds. There will be charges associated with the introduction of the interface and ongoing access to OSS operations which will include an initial access fee and an ongoing charge as described more fully below.

       10.1     OPERATIONAL SYSTEMS INTERFACES - INTERFACE IMPLEMENTATION
                TIMETABLE

                USWC's initial operational systems interfaces have been deployed and will support Pre-ordering, Ordering, Provisioning and Repair capabilities for POTS (non-design) services and Billing capabilities for most USWC product offerings. Subsequent phases of the plan incorporate the capabilities to support designed services for Pre-ordering, Ordering, Provisioning, and Maintenance and Repair. The specific features and functions are not discussed in this Agreement.

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       10.2     OSS INTERFACE DESIGN

                10.2.1 USWC will develop OSS interfaces using an electronic gateway solution consistent with the design prescribed by the FCC, Docket 96-98, FCC 96-325, paragraph 527. These gateways will act as a mediation or control point between ACI's and USWC's Operations Systems. Additionally, these gateways will provide security for the interface, protecting the integrity of the USWC network and its databases.

                10.2.2 USWC proposes the use of the existing Electronic Data Interchange ("EDI") standard for the transmission of monthly local billing information. EDI is an established standard under the auspices of the American National Standards Institute/Accredited Standards Committee (ANSI/ASC) X12 Committee. A proper subset of this specification has been adopted by the Telecommunications Industry Forum (TCIF) as the "811 Guidelines" specifically for the purposes of telecommunications billing.

                10.2.3 For the exchange of daily usage data, including third party billed, collect, and card calls, USWC will use the Bellcore EMR format for the records, using the Network Data Mover ("NDM"), otherwise also known as the Connect:Direct method to transmit the information to carriers.

       10.3     ACCESSIBLE OSS FUNCTIONS

                10.3.1   Pre-ordering

                         "Pre-Ordering" refers to the set of activities whereby a service representative dialogs with ACI in order to obtain service availability. In today's environment, the pre-order process is performed in conjunction with placing an order. Packaged as a separate activity, pre-order consists of the following functions: verify an address, check service availability, and return end user service information. USWC will provide on-line capabilities to perform these functions. These functions are described as follows.

                         10.3.1.1  Address Verification

                                   This transaction will verify the end user's address.

                                   If the address does not match USWC records, the AVR transaction will return "partial match" addresses and/or help as appropriate to assist ACI to properly identify the end user's address for verification.

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                                   Once the address is verified, the AVR
                                   transaction will return the valid address and the current status (working, non-working, or pending out) and the date the status was posted for each line at the address.

                                   If USWC does not have a record of the
                                   address, ACI will have to contact USWC to input the record before the order can be submitted.

                                   Note:

                                   10.3.1.1.1       No detailed facility
                                                    information (i.e., cable
                                                    pair) will be returned as
                                                    part of this transaction.

                                   10.3.1.1.2       Rural addresses will not be
                                                    supported.

                                   10.3.1.1.3       The AVQ/AVR transaction
                                                    attributes currently don't
                                                    reflect the attributes
                                                    required to support the
                                                    error scenarios.

                         10.3.1.2  Service Availability

                                   This transaction will return the list of products and services available for resale in the central office serving a particular end user address. The
                                   USWC rates for the products and
                                   services will also be returned, but
                                   the ACI discount will not be applied.

                         10.3.1.3  End User Service Information Request

                                   Gives ACI the ability to request a listing of services and features USWC is currently providing to an end user and the rates USWC is charging for such services.

                         10.3.1.4 View/Update Service Query/Service Request Response

                                   Gives ACI the ability to view or update an existing Service Request (SR).

                         10.3.1.5  Store Service Request

                                   This transaction allows ACI to store a new or existing SR.

                                   This SR can be stored for the number of
                                   business days specified in USWC's methods and procedures before the SR must be submitted to USWC as a Work Order.

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                                   USWC will store the SR on-line until the
                                   associated Work Order is canceled by ACI or completed by USWC.

                10.3.2   Ordering

                         With the pre-ordering steps completed, the requisite information will have been obtained from ACI and the initiation of a service order can begin. Submitting a service order will result in the provisioning and installation, if necessary, of an end user's service. The functional set required to order service is: open a service order, check facility availability, reserve an appointment if technician work is required in the field or at the end user's premises, reserve a telephone number if appropriate, cancel a service order, change a service order, send a firm order confirmation, support for work order status queries, and send notification of order completion.

                         10.3.2.1  Facility Availability

                                   For each new line requested, this transaction will indicate if existing facilities are available or if new facilities are required, and if a technician must be dispatched to provide the facilities requested at the end user's address.

                                   This transaction must be executed for any new line(s) requested.

                                   Note:

                                   10.3.2.1.1       This transaction does not
                                                    reserve facilities and does
                                                    not guarantee that
                                                    facilities will be
                                                    available when the work
                                                    order is submitted.

                                   10.3.2.1.2       USWC will automatically
                                                    execute this transaction as
                                                    part of order processing,
                                                    any time a new line or
                                                    transfer line is requested.

                         10.3.2.2  Telephone Number Availability

                                   Enables a telephone number (TN) to be
                                   assigned to a line. ACI will be able to accept the TN or exchange the TN for two other TNs. If the end user requests a specific number or a vanity number, ACI must call the USWC Number Assignment Center (NAC) and the request will be handled manually. ACI will not have direct access to the telephone number assignment system.

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                         10.3.2.3  Exchange Telephone Numbers/Response

                                   Enables ACI to exchange the TN returned by the Telephone Number Availability Transaction for two more TNs. ACI must select one of the three TNs to proceed with the Work Order.

                         10.3.2.4  Return Telephone Numbers

                                   Enables ACI to reject the TNs returned by the Telephone Number Availability transaction and the TNs will be returned to the pool.

                         10.3.2.5  Telephone Number Accept

                                   Allows ACI to reserve one telephone number returned by the Telephone Number Availability transaction for a period of one (1) day so that the end user can be informed of the TN(s) prior to the actual submission of a Work Order. The Work Order must be submitted before the TN expires, otherwise the TN will be returned to the available pool of TNs.

                         10.3.2.6  Appointment Availability

                                   Allows ACI to select an appointment from a calendar of available appointments. ACI will not have direct access to the system but USWC will automatically execute this transaction after the Work Order has been submitted and a technician must be dispatched.

                         10.3.2.7  Appointment Reservation

                                   Enables ACI to reserve an available
                                   appointment after the appointment
                                   availability calendar has been returned to ACI by USWC. USWC will return a confirmation number.

                         10.3.2.8  Work Order/Firm Order Completion

                                   The work order provides the information and actions required for USWC to provision products, services and features. This transaction will also be used to cancel and change existing work orders. The information contained in a work order identifies ACI, the end user desired due date, the service being requested, the order type (only change and migration to ACI), POA (Proof of Authorization), class of service, telephone number and additional information

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                                   needed to successfully provision the
                                   requested service to the end user.

                                   Once a work order is accepted by USWC, the assigned service order number will be returned to ACI. This may not happen in real time. ACI can then use the service order number to status the work order. Firm Order Confirmation means that USWC has received the order and assigned an order number for tracking. It does not mean that edits have been applied, so errors may still exist on the order.

                         10.3.2.9  Status Query/Response

                                   This transaction will allow ACI to obtain the status of a work order. USWC will return the current status, remarks and due date for specified work order.

                                   Note: This status request is issued by ACI on demand. Real Time Order Completion and Jeopardy Notification is not proactively issued by USWC.

                         10.3.2.10 Order Completion Report

                                   Provides ACI with a daily (Monday - Saturday) report, electronically, that identifies all work orders that were completed by USWC on that date. This report is called the Co-Provider Completion Report.

                10.3.3.  Repair

                         Repair functions allow ACI to report trouble with communications circuits and services provided by USWC. The functions, processes and systems used in repair are based on a Trouble Report (TR), which is an electronic document maintained in one or more Operations Systems. A TR contains information about the end user, the trouble, the status of the work on the trouble and the results of the investigation and resolution efforts. These business processes have been summarized and will be made available to ACI in the following functional set: open a trouble report, cancel a trouble report, send notification of status change and close a trouble report.

                         10.3.3.1  Verify Request

                                   This transaction will be used to verify
                                   vertical features the end user currently owns. Technical discussions (e.g.,

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                                   Security) are currently ongoing within USWC
                                   as to how to provide this capability.

                         10.3.3.2  Open Trouble Report

                                   Gives ACI the capability to open a TR with USWC.

                         10.3.3.3  Open Trouble Report Response

                                   Gives ACI the capability to the Open TR
                                   request and contains information about the TR that ACI needs to track or to convey to ACI's end user.

                         10.3.3.4  Completion Notification

                                   Provides notification to ACI that a TR has been closed because the trouble was resolved.

                         10.3.3.5  Cancel Trouble Report Instruction

                                   Allows ACI to cancel a previously opened TR.

                         10.3.3.6  Status Change Notification

                                   Provides notification to ACI that the status of a previously opened TR has changed.

       10.4     BILLING INTERFACES

                USWC offers interfaces for the exchange of several types of billing data:

                         -         Monthly Billing Information,
                         -         Daily Usage Data,
                         -         Local Account Maintenance Report,
                         -         Centralized Message Distribution System
                                   (CMDS) messages,
                         - Routing of in-region intraLATA collect, calling card, and third number billed messages.

                10.4.1   Monthly Billing Information

                         Includes all connectivity charges, credits, and adjustments related to network elements and USWC-provided local service.

                10.4.2   Daily Usage Data

                         The accumulated set of call information for a given day as captured, or "recorded," by the network switches. USWC will

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                         provide this data to ACI with the same level of
                         precision and accuracy it provides itself. Such precision cannot and will not exceed the current capabilities of the software in the switches today.

                10.4.3   Local Account Maintenance Report

                         The list of phone numbers to which the carrier is no longer providing service since the last report.

                10.4.4   Centralized Message Distribution System ("CMDS")

                         Distribution of CMDS messages for ACI end users.

                10.4.5 Routing of In-region IntraLATA Collect, Calling Card, and Third Number Billed Messages

                         USWC will distribute in-region intraLATA collect, calling card, and third number billed messages to ACI and exchange with other Co-Providers operating in region in a manner consistent with existing inter-company processing agreements. Whenever the daily usage information is transmitted to a carrier, it will contain the records for these types of calls as well.

       10.5     Compensation

                10.5.1 Compensation for OSS access will consist of an initial access fee which will be determined based on the specific access engineered and implemented for ACI and is a function of the numbers of ACI business office and repair service representatives accessing the system. The fee will include costs for hardware (if purchased through USWC), software (which must be purchased through USWC), telecommunications links and labor incurred to establish the interfaces to USWC's OSS for ACI. The costs will be substantiated by purchasing invoices for the communications and computing hardware and software, and by time reports for the labor expended in their design and implementation. Labor will be billed at the prevailing rates for contract labor for similar services. USWC will bill ACI in a nondiscriminatory manner for OSS based on approved prices. USWC will work cooperatively with ACI to establish a payment schedule for true-up of OSS prices from the time OSS is established to the time OSS is approved.

                10.5.2 The ongoing charge will be billed at a rate to be specified by the Commission at the completion of an appropriate cost study hearing.

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11.    RESALE

       11.1     DESCRIPTION

                11.1.1 USWC Basic Exchange Telecommunications Service and Basic Exchange Switched Features (as defined in Section
                         3) and IntraLATA Toll originating from USWC exchanges will be available for resale from USWC pursuant to the Act and will reference terms and conditions (except prices) in USWC tariffs, where applicable. Appendix A lists services which are available for resale under this Agreement and applicable discounts.

                11.1.2 The Parties agree that, at this time, certain USWC services are not available for resale under this Agreement and certain other USWC services are available for resale but at no discount, as identified in Appendix A or in individual state tariffs. The availability of services and applicable discounts identified in Appendix A or in individual tariffs are subject to change pursuant to the Rates and Charges sub-section of this Resale section.

                11.1.3 The scope of restrictions in 11.1.1 and 11.1.2 are subject to the state rules and decisions.

       11.2     SCOPE

                11.2.1 Basic Exchange Telecommunications Service, Basic Exchange Switched Features and IntraLATA Toll may be resold only for their intended or disclosed use and only to the same class of end user to which USWC sells such services e.g., residence service may not be resold to business end users.

                11.2.2 USWC shall provide to ACI services for resale that are equal in quality, subject to the same conditions (including the conditions in USWC's effective tariffs), within provisioning time intervals that are substantially equal to the intervals USWC provides these services to others, including its end users, and in accordance with any applicable state Commission service quality standards, including standards a state Commission may impose pursuant to Section 252 (e)(3) of the Act.

       11.3     ORDERING AND MAINTENANCE

                11.3.1 ACI, or ACI's agent, shall act as the single point of contact for its end users' service needs, including without limitation, sales, service design, order taking, provisioning, change orders, training, maintenance, trouble reports, repair, post-sale servicing, billing, collection and inquiry. ACI shall make it clear to its end users that

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                         they are end users of ACI for resold services.  ACI's
                         end users contacting USWC will be instructed to contact ACI; however, nothing in this Agreement, except as provided below, shall be deemed to prohibit USWC from discussing its products and services with ACI's end users who call USWC for any reason.

                11.3.2 ACI shall transmit to USWC all information necessary for the installation (billing, listing and other information), repair, maintenance and post-installation servicing according to USWC's standard procedures, as described in the USWC resale operations guide that will be provided to ACI. When USWC's end user or the end user's new service provider discontinues the end user's service in anticipation of moving to another service provider, USWC will render its closing bill to the end user effective with the disconnection. If USWC is not the local service provider, USWC will issue a bill to ACI for that portion of the service provided to ACI should ACI's end user, a new service provider, or ACI request service be discontinued to the end user. USWC will notify ACI by FAX, OSS, or other processes when an end user moves to another service provider. USWC will not provide ACI with the name of the other Reseller or service provider selected by the end user. The Parties agree that they will not transfer to each other their respective end users whose accounts are in arrears.
                         The Parties further agree that they will work cooperatively together to develop the standards and processes applicable to the transfer of such accounts.

                11.3.3 ACI shall provide USWC and USWC shall provide ACI with points of contact for order entry, problem resolution and repair of the resold services.

                11.3.4 Prior to placing orders on behalf of the end user, ACI shall be responsible for obtaining and have in its possession Proof of Authorization ("POA"). POA shall consist of documentation acceptable to USWC of the end user's selection of ACI. Such selection may be obtained in the following ways:

                         11.3.4.1  The end user's written Letter of
                                   Authorization or LOA.

                         11.3.4.2 The end user's electronic authorization by use of an 800 number,

                         11.3.4.3 The end user's oral authorization verified by an independent third party (with third party verification as POA).

                         11.3.4.4 A prepaid returnable postcard supplied by ACI which has been signed and returned by end user. ACI will wait

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                                   fourteen (14) business days after mailing
                                   the postcard before placing an order to
                                   change.

                11.3.5 ACI shall make POAs available to USWC upon request. Prior to placing orders that will disconnect a line from another Reseller's account ACI is responsible for obtaining all information needed to process the disconnect order and re-establish the service on behalf of the end user. Should an end user dispute or a discrepancy arise regarding the authority of ACI to act on behalf of the end user, ACI is responsible for providing written evidence of its authority to USWC within three (3) business days. If there is a conflict between the end user designation and ACI's written evidence of its authority, USWC shall honor the designation of the end user and change the end user back to the previous service provider. If ACI does not provide the POA within three (3) business days, or if the end user disputes the authority of the POA, then the ACI must, by the end of the third business day:

                         11.3.5.1 notify USWC to change the end user back to the previous Reseller or service provider, and

                         11.3.5.2 provide any end user information and billing records ACI has obtained relating to the end user to the previous Reseller, and

                         11.3.5.3 notify the end user and USWC that the change has been made, and

                         11.3.5.4 remit to USWC a charge of $100.00 ("slamming charge") as compensation for the change back to the previous Reseller or service provider.

                11.3.6 If an end user is switched from ACI back to USWC and there is a dispute or discrepancy with respect to such change in service provider, ACI may request to see a copy of the POA which USWC has obtained from the end user to effectuate a return to USWC as the end user's service provider. If USWC is unable to produce a POA within three (3) business days, USWC shall change the end user back to ACI (or other previous Reseller) without imposition of any Customer Transfer Charge.

                11.3.7   ACI shall designate the Primary Interexchange Carrier
                         (PIC) assignments on behalf of its end users for interLATA services and intraLATA services when intraLATA presubscription is implemented.

                11.3.8 When end users switch from USWC to ACI, or to ACI from any other Reseller, such end users shall be permitted to retain their

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                         current telephone numbers if they so desire and do not
                         change their service address to an address served by a different central office. USWC shall take no action to prevent ACI end users from retaining their current telephone numbers.

                11.3.9 ACI and USWC will employ the procedures for handling misdirected repair calls as specified in the Coordinated Repair Calls section of this Agreement.

       11.4     ACI RESPONSIBILITIES

                11.4.1 ACI must send USWC complete and accurate end-user listing information for Directory Assistance, Directory Listings, and 911 Emergency Services using USWC's resale order form and process. ACI must provide to USWC accurate end-user information to ensure appropriate listings in any databases in which USWC is required to retain and/or maintain end-user information. USWC assumes no liability for the accuracy of information provided by ACI.

                11.4.2 ACI may not reserve blocks of USWC telephone numbers, except as allowed by tariffs.

                11.4.3 ACI is liable for all fraud associated with service to its end-users and accounts. USWC takes no responsibility, will not investigate, and will make no adjustments to ACI's account in cases of fraud unless such fraud is the result of any intentional act or gross negligence of USWC. Notwithstanding the above, if USWC becomes aware of potential fraud with respect to ACI's accounts, USWC will promptly inform ACI and, at the direction of ACI, take reasonable action to mitigate the fraud where such action is possible.

                11.4.4 In accordance with the Act, ACI will indicate the date it will offer to residential and business subscribers telephone exchange services. ACI will provide a three year forecast within ninety (90) business days of signing this Agreement. During the first year of the term of this Agreement, the forecast shall be updated and provided to USWC on a quarterly basis. Thereafter, during the term of this Agreement ACI will provide updated forecasts from time to time, as requested by USWC. The initial forecast will provide:

                         - The date service will be offered (by city and/or state)
                         - The type and quantity of service(s) which will be offered
                         -         ACI's anticipated order volume
                         -         ACI's key contact personnel

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                         The information provided pursuant to this paragraph
                         shall be considered Proprietary Information under the Nondisclosure section of this Agreement.

                11.4.5 In the event USWC terminates the provisioning of any resold services to ACI for any reason, including disconnection of ACI for failure to make payment as required herein, ACI shall be responsible for providing any and all necessary notice to its end users of the termination. In no case shall USWC be responsible for providing such notice to ACI's end users. USWC will provide notice to ACI of USWC's termination of a resold service on a timely basis consistent with Commission rules and notice requirements.

       11.5     RATES AND CHARGES

                11.5.1 Resold services as listed in Appendix A are available for resale at the applicable discount percentage or rate per minute set forth in Appendix A or at the retail tariff rates for services available for resale but excluded from the wholesale pricing arrangement in this Agreement.

                         However, state Commissions may do any of the following (collectively referred to hereinafter as "Order") during the term of this Agreement:

                         - establish wholesale discount rates through decisions in arbitration, interconnection and/or resale cost proceedings;
                         - establish other recurring and nonrecurring rates related to resale, including but not limited to Customer Transfer Charges and Slamming Charges ("Other Resale Charges"); and
                         - order that certain services be made available for resale at specified wholesale discount rates.

                         If a state Commission orders services to be available for resale, the Parties agree that they will, on a state-by-state basis, revise Appendix A to incorporate the services determined by such Order into this Agreement, effective on the date ordered by a Commission. When a state Commission, through a decision in arbitration, identifies services that must be available for resale at wholesale discount rates, such decision shall be deemed to have defined that such services are generally available to Resellers in that state. If a state Commission establishes wholesale discount rates and Other Resale Charges to be made generally available to Resellers or establishes a resale tariff, the Parties agree that they will, on a state-by-state basis, revise Appendix A to incorporate

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                         such wholesale discount rates and/or Other Resale
                         Charges into this Agreement effective on the date ordered by a Commission; provided, however, that USWC shall have a reasonable time to implement system or other changes necessary to bill the Commission ordered rates or charges.

                         The rates for those resold services initially included in the wholesale pricing arrangement under this Agreement shall be subject to true-up to the wholesale discount rates established by a Commission Order making such rates generally available to Resellers or established by a resale tariff, retroactively to the effective date of this Agreement. Any true-up shall be on a service-by-service basis if wholesale discount rates are established by a Commission on such a basis.

                         Services excluded from the wholesale pricing arrangement under this Agreement as identified in Appendix A, shall be made available on a going forward basis from the date of a Commission Order that orders such services be made generally available to any Reseller in the state where such a Commission Order is issued. Such services shall be available at the discount rate applicable to basic exchange business service identified in Appendix A; provided, however, that when a Commission Order establishes wholesale discount rates for such services as generally available to Resellers, Appendix A shall be revised to incorporate the wholesale discount rates generally available to Resellers.

                         If a state Commission fails to issue such an Order or make effective such a tariff by the end of the first year of this Agreement, either USWC or ACI may elect to renegotiate this Section of the Agreement.

                11.5.2 If the resold services are purchased pursuant to Tariffs and the Tariff rates change, charges billed to ACI for such services will be based upon the new Tariff rates less the applicable wholesale discount as agreed to herein or established by resale Tariff. The new rate will be effective upon the Tariff effective date.

                11.5.3 A Customer Transfer Charge (CTC) as specified in Appendix A applies when transferring any existing account or lines to ACI. Tariffed, non-recurring charges will apply to new installations.

                11.5.4 A Subscriber Line Charge (SLC) will continue to be paid by ACI without discount for each local exchange line resold under this Agreement. All federal and state rules and regulations associated with SLC as found in the applicable tariffs also apply.

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                11.5.5   ACI will pay to USWC the PIC change charge without
                         discount associated with ACI end user changes of inter-exchange or intraLATA carriers.

                11.5.6 ACI agrees to pay USWC when its end user activates any services or features that are billed on a per use or per activation basis subject to the applicable discount in Appendix A as such may be amended pursuant to
                         Section 11.5.1 above (e.g., continuous redial, last call return, call back calling, call trace, etc.).

                11.5.7 Resold services are available only where facilities currently exist and are capable of providing such services without construction of additional facilities or enhancement of existing facilities; provided however, that any loop facilities serving Co-Provider's end-user(s) at the time of the end-user(s) switch to Co-Provider shall be considered "existing" and "capable" to allow Co-Provider to offer resold services to that end-user(s). However, if ACI requests that facilities be constructed or enhanced to provide resold services, USWC will review such requests on a case-by-case basis and determine, in its sole discretion, if it is economically feasible for USWC to build or enhance facilities. If USWC decides to build or enhance the requested facilities, USWC will develop and provide to ACI a price quote for the construction. If the quote is accepted, ACI will be billed the quoted price and construction will commence after receipt of payment.

                11.5.8. Nonrecurring charges will not be discounted and will be billed at the applicable Tariff rates.

                11.5.9 As a part of the resold line, USWC provides and ACI accepts, at this time, operator services, directory assistance, and intraLATA long distance with standard USWC branding. ACI is not permitted to alter the branding of these services in any manner when the services are a part of the resold line without the prior written approval of USWC. However, at the request of ACI and where technically feasible, USWC will rebrand operator services and directory assistance in ACI's name, provided the costs associated with such rebranding are paid by ACI.

       11.6     COLLATERAL AND TRAINING

                The Parties will jointly develop procedures regarding ACI's use of USWC's retail product training materials. Except for any rights granted by USWC to ACI for the use or copying of product training material, product training provided under this Agreement shall be considered "Proprietary Information" as described in this Agreement, and shall be subject to the terms and conditions specified therein.

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       11.7     DIRECTORY LISTINGS

                USWC will accept at no charge one primary listing for each main telephone number belonging to ACI's end user based on end user information provided to USWC by ACI. USWC will place ACI's listings in USWC's directory listing database for directory assistance purposes and will make listings available to directory publishers and to other third parties. Additional terms and conditions with respect to directory listings are described in the Ancillary Services and Arrangements section of this Agreement.

       11.8     BILLING

                11.8.1. USWC shall bill ACI and ACI is responsible for all applicable charges for the resold services as provided herein. ACI shall also be responsible for all tariffed charges and charges separately identified in this Agreement associated with services that ACI resells to an end user under this Agreement.

                11.8.2 USWC shall provide ACI, on a monthly basis, within 7-10 business days of the last day of the most recent billing period, in an agreed upon standard electronic billing format, billing information including (1) a summary bill, and (2) individual end user sub-account information consistent with the samples provided to ACI for ACI to render end user bills indicating all recurring and nonrecurring charges associated with each individual end user's account for the most recent billing period.

       11.9     DEPOSIT

                11.9.1 USWC may require ACI to make a suitable deposit to be held by USWC as a guarantee of the payment of charges. Any deposit required of an existing Reseller is due and payable within ten business days after the requirement is imposed. The amount of the deposit shall be the estimated charges for the resold service which will accrue for a two-month period.

                11.9.2 When the service is terminated, or when ACI has established satisfactory credit, the amount of the initial or additional deposit, with any interest due as set forth in applicable Tariffs, will, at ACI's option, either be credited to ACI's account or refunded. Satisfactory credit for a Reseller is defined as twelve consecutive months service as a Reseller without a termination for nonpayment and with no more than one notification of intent to terminate service for nonpayment. Interest on the deposit shall be accumulated by USWC at a rate equal to the federal discount rate, as published in the Wall Street Journal from time to time.

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       11.10    PAYMENT

                11.10.1 Amounts payable under this Resale Section are due and payable within thirty (30) calendar days after the bill date of USWC's invoice. During the initial three billing cycles of this Agreement, ACI and USWC agree that undisputed amounts shall be paid as provided herein. ACI and USWC further agree that, during said three billing cycle period, they will cooperate to resolve amounts in dispute or billing process issues in a timely manner but no later than sixty (60) business days after the bill date of USWC's invoice or identification and notice of the billing process issue. Disputed amounts will be paid within thirty (30) business days following resolution of the dispute.

                11.10.2 After the three (3) month period outlined above, ACI will pay the bill in full within 30 calendar days after the bill date of the invoice. Billing disputes will be processed and jointly resolved. Any disputed amounts that USWC remits to ACI will be credited on the next billing cycle including an interest credit of 1.5% per month compounded.

                11.10.3 A late payment charge of 1.5% applies to all billed balances which are not paid by 30 calendar days after the bill date shown on the invoice. USWC agrees, however, that the application of this provision will be suspended for the initial three billing cycles of this Agreement and will not apply to amounts billed during those three cycles.

                11.10.4 USWC may discontinue processing orders for the failure by ACI to make full payment for the resold services provided under this Agreement within thirty (30) calendar days of the due date on ACI's bill. USWC agrees, however, that the application of this provision will be suspended for the initial three billing cycles of this Agreement and will not apply to amounts billed during those three cycles.

                11.10.5 USWC may disconnect for the failure by ACI to make full payment for the resold services provided under this Agreement within sixty (60) calendar days of the due date on ACI's bill. ACI will pay the Tariff charge required to reconnect each end user line disconnected pursuant to this paragraph. USWC agrees, however, that the application of this provision will be suspended for the initial three billing cycles of this Agreement and will not apply to amounts billed during those three cycles.

                11.10.6 Collection procedures and the requirements for deposit are unaffected by the application of a late payment charge.

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                11.10.7  USWC shall credit ACI's account the amount due for any trouble or out-of-service conditions in the same manner that USWC credits the accounts of its own end users and pursuant to any applicable provisions in USWC's Tariffs. USWC shall reflect the amount of such credits on an individual end user telephone number basis in the billing information USWC provides ACI.

                11.10.8 In the event billing disputes relate to service quality issues, the dispute shall be referred to the USWC account executive assigned to ACI who will evaluate the facts and circumstances of the service quality issues and will work with ACI to resolve the dispute.


12.    ACCESS TO TELEPHONE NUMBERS

       12.1     NUMBER RESOURCES ARRANGEMENTS.

                12.1.1 Nothing in this Agreement shall be construed in any manner to limit or otherwise adversely impact either Party's right to the request and assignment of any NANP number resources including, but not limited to, central office (NXX) codes pursuant to the Central Office Code Assignment Guidelines (last published by the Industry Numbering Committee ("INC") as INC 95-0407-008, Revision 4/19/96, formerly ICCF 93-0729-010).

                12.1.2 To the extent USWC serves as Central Office Code Administrator for a given region, USWC will support all ACI requests related to central office (NXX) code administration and assignments in the manner required and consistent with the Central Office Code Assignment Guidelines.

                12.1.3 The Parties will comply with code administration requirements as prescribed by the Federal Communications Commission, the Commission, and accepted industry guidelines.

                12.1.4 It shall be the responsibility of each Party to program and update its own switches and network systems pursuant to the Local Exchange Routing Guide (LERG) guidelines to recognize and route traffic to the other Party's assigned NXX codes at all times. Neither Party shall impose any fees or charges whatsoever on the other Party for such activities. The Parties will cooperate to establish procedures to ensure the timely activation of NXX assignments in their respective networks.

                12.1.5 Each Party shall be responsible for notifying its end users of any changes in numbering or dialing arrangements to include changes such as the introduction of new NPAs or new NXX codes.

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                12.1.6   Until an impartial entity is appointed to administer
                         telecommunications numbering and to make such numbers available on an equitable basis, USWC will assign NXX codes to ACI in accordance with national guidelines at no charge.

                12.1.7 Each Party is responsible for administering NXX codes assigned to it. Each Party is responsible for obtaining LERG listings of CLLI codes assigned to its switches. Each Party shall use the LERG published by Bellcore or its successor for obtaining routing information and shall provide all required information to Bellcore for maintaining the LERG in a timely manner.

13.    DIALING PARITY

       The Parties shall provide Dialing Parity to each other as required under
       Section 251(b)(3) of the Act. This Agreement does not impact either Party's ability to default IntraLATA Toll via a specific dialing pattern until otherwise required by the Act.

14.    U S WEST DEX ISSUES

       USWC and ACI agree that certain issues, such as yellow page advertising, directory distribution, access to call guide pages, yellow page listings, will be the subject of negotiations between ACI and directory publishers, including U S WEST Dex. USWC acknowledges that ACI may request USWC to facilitate discussions between ACI and U S WEST Dex.

15.    ACCESS TO DATABASES

       In accordance with Section 271 of the Act, USWC shall provide ACI with interfaces to access USWC's databases and associated signaling necessary for the routing and completion of ACI traffic. Except where otherwise specified, access to such databases, and the appropriate interfaces, shall be requested by ACI via a Bona Fide Request.

16.    NOTICE OF CHANGES

       If a Party makes a change in its network which it believes will materially affect the inter-operability of its network with the other Party, the Party making the change shall provide advance notice of such change to the other Party in accordance with the applicable FCC regulations.

17.    REFERRAL ANNOUNCEMENT

       When an end user changes from USWC to ACI, or from ACI to USWC, and does not retain its original main/listed telephone number, the Party formerly providing service to the end user will provide a transfer of service announcement on the abandoned telephone number. Each Party will provide this referral service consistent with its Tariff.

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       This announcement will provide details on the new number that must be dialed to reach this end user.

18.    COORDINATED REPAIR CALLS

       18.1 ACI and USWC will employ the following procedures for handling misdirected repair calls;

                18.1.1 ACI and USWC will provide their respective end users with the correct telephone numbers to call for access to their respective repair bureaus.

                18.1.2 End users of ACI shall be instructed to report all cases of trouble to ACI. End users of USWC shall be instructed to report all cases of trouble to USWC.

                18.1.3 To the extent the correct provider can be determined, misdirected repair calls will be referred to the proper provider of Basic Exchange Telecommunications Service.

                18.1.4 ACI and USWC will provide their respective repair contact numbers to one another on a reciprocal basis.

                18.1.5 In responding to repair calls, neither Party shall make disparaging remarks about each other, nor shall they use these repair calls as the basis for internal referrals or to solicit end users to market services. Either Party may respond with accurate information in answering end user questions.


19.    BONA FIDE REQUEST PROCESS

       19.1 Any request for Interconnection or access to an unbundled Network Element that is not already available as described herein shall be treated as a Bona Fide Request (BFR). USWC shall use the BFR Process to determine the terms and timetable for providing the requested Interconnection or access to unbundled Network Elements, if available, and the technical feasibility of new/different points of Interconnection. USWC will administer the BFR Process in a non-discriminatory manner.

       19.2 A BFR shall be submitted in writing and on the appropriate USWC form for BFRs. The Parties will work together to prepare the BFR form. The form will request, and ACI will need to provide, at a minimum: (a) a technical description of each requested Network Element or new/different points of Interconnection; (b) the desired interface specification; (c) each requested type of Interconnection or access; (d) a statement that the Interconnection or Network Element will be used to provide a telecommunications service; (e) the quantity requested; (f) the specific location requested; (g) if the requested unbundled Network Element is a

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                proprietary element as specified in Section 251(d)(2) of the
                Act, ACI must submit documentation that demonstrates that access to such Network Element is necessary, that the failure to provide access to such Network Element would impair the ability of ACI to provide the services that it seeks to offer, and that ACI's ability to compete would be significantly impaired or thwarted without access to such requested proprietary element; and (h) if the requested unbundled Network Element is a non-proprietary element as specified in Section 251(d)(2) of the Act, ACI must submit documentation that demonstrates that denial of access to such unbundled non-proprietary Network Element would decrease the quality or increase the cost of the service sought to be offered by ACI.

       19.3 Within two (2) business days of its receipt, USWC shall acknowledge receipt of the BFR and in such acknowledgment advise ACI of missing information, if any, necessary to process the BFR. Thereafter, USWC shall promptly advise ACI of the need for any additional information that will facilitate the analysis of the BFR. The Parties may mutually agree to conference calls or face-to-face meetings at mutually agreeable times to discuss information necessary to process the BFR.
                USWC will consider any previous BFRs in the evaluation of the BFR in progress to make best efforts to shorten response times and, to the extent possible, avoid duplicate work. USWC will provide BFR status to ACI every ten (10) business days.

       19.4 Within 30 calendar days of its receipt of the BFR and all information necessary to process it, USWC shall provide to ACI a preliminary analysis of the BFR. The preliminary analysis shall specify USWC's conclusions as to whether or not the requested Interconnection or access to an unbundled Network Element complies with the unbundling requirements set forth above.

                19.4.1 If USWC determines during the 30 day period that a BFR does not qualify as a Network Element or Interconnection that is required to be provided under the Act, USWC shall advise ACI as soon as reasonably possible of that fact, and USWC shall promptly, but in no case later than ten calendar days after making such a determination, provide a written report setting forth the basis for its conclusion.

                19.4.2 If USWC determines during the thirty day period that the BFR qualifies under the Act, it shall notify ACI in writing of such determination within ten calendar days.

                19.4.3 As soon as feasible, but in any case within 90 calendar days after USWC notifies ACI that the BFR qualifies under the Act, USWC shall provide to ACI a BFR quote. The BFR quote will include, at a minimum, a description of each Interconnection and Network Element, the quantity to be provided, any interface specifications, and the applicable rates (recurring and nonrecurring) including the separately stated development costs and construction charges of

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                         the Interconnection or the Network Elements and any
                         minimum volume and term commitments required. Additionally, USWC shall notify ACI of any laboratory testing, field testing, or joint field testing that may be required for technical feasibility. As needed, the Parties will mutually agree to test schedules. Testing costs will be identified.

       19.5 A BFR quote will remain valid for thirty (30) calendar days. Minimum volume and term commitments may be applicable. Upon thirty (30) calendar days, ACI must advise USWC, in writing, to cancel, proceed, or invoke dispute resolution as described in this Agreement.

       19.6 ACI may cancel the BFR request any time. USWC reserves the right to bill reasonable cancellation charges. ACI will pay USWC reasonable development costs incurred in providing the Interconnection or Network Element to the extent that those development costs are not otherwise amortized. Volume and term commitments will be considered.

       19.7 If either Party believes that the other Party is not requesting, negotiating or processing any BFR in good faith, or disputes a determination, or quoted price or cost, it may seek arbitration pursuant to the Dispute Resolution provision of this Agreement.


20.    AUDIT PROCESS

       20.1     "Audit" shall mean the comprehensive review of:

                20.1.1 Data used in the billing process for services performed and facilities provided under this Agreement; and

                20.1.2 Data relevant to provisioning and maintenance for services performed or facilities provided by either of the Parties for itself or others that are similar to the services performed or facilities provided under this Agreement for Interconnection or access to unbundled elements.

       20.2 The data referred to above shall be relevant to any performance standards that are adopted in connection with this Agreement, through negotiation, arbitration or otherwise.

                This Audit shall take place under the following conditions:

                20.2.1   Either Party may request to perform an Audit.

                20.2.2 The Audit shall occur upon 30 business days written notice by the requesting Party to the non-requesting Party.

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                20.2.3   The Audit shall occur during normal business hours.

                20.2.4 There shall be no more than one Audit requested by each Party under this Agreement in any 12-month period.

                20.2.5 The requesting Party may review the non-requesting Party's records, books and documents, as may reasonably contain information relevant to the operation of this Agreement.

                20.2.6 The location of the Audit shall be the location where the requested records, books and documents are retained in the normal course of business.

                20.2.7 All transactions under this Agreement which are over 24 months old will be considered accepted and no longer subject to Audit.

                20.2.8 Each Party shall bear its own expenses occasioned by the Audit, provided that the expense of any special data collection shall be born by the requesting Party.

                20.2.9 The Party requesting the Audit may request that an Audit be conducted by a mutually agreed-to independent auditor. Under this circumstance, the costs of the independent auditor shall be paid for by the Party requesting the Audit.

                20.2.10 In the event that the non-requesting Party requests that the Audit be performed by an independent auditor, the Parties shall mutually agree to the selection of the independent auditor. Under this circumstance, the costs of the independent auditor shall be shared equally by the Parties.

                20.2.11 The Parties agree that if an Audit discloses error(s), the Party responsible for the error(s) shall, in a timely manner, undertake corrective action for such error(s).

       20.3 All information received or reviewed by the requesting Party or the independent auditor in connection with the Audit is to be considered Proprietary Information as defined by this Agreement. The non-requesting Party reserves the right to require any non-employee who is involved directly or indirectly in any Audit or the resolution of its findings as described above to execute a nondisclosure agreement satisfactory to the non-requesting Party. To the extent an Audit involves access to information of other competitors, ACI and USWC will aggregate such competitors' data before release to the other Party, to insure the protection of the proprietary nature of information of other competitors. To the extent a competitor is an affiliate of the Party being audited (including itself and its subsidiaries), the Parties shall be allowed to examine such affiliates' disaggregated data, as required by reasonable needs of the Audit.

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21.    AUDIOTEXT AND MASS ANNOUNCEMENT SERVICES

       21.1 The Parties agree that access to the audiotext, mass announcement and information services of each Party should be made available to the other Party upon execution of an agreement defining terms for billing and compensation of such calls. Services included in this category include 976 calls, if available, whether flat rated or usage sensitive, intra-LATA 900 services and other intra-LATA 976-like services. Such calls will be routed over the Local Interconnection Trunks.

       21.2 ACI and USWC will work together in good faith to negotiate and execute the agreement for billing and compensation for these services. The Parties agree that their separate agreement on audiotext and mass announcement services will include details concerning the creation, exchange and rating of records, all of which will occur without any explicit charge between the Parties, as well as a process for the handling of uncollectables so that the originating Party does not have any responsibility for uncollectables.

       21.3 Until such time that such an agreement is executed, ACI may choose to block such calls, or ACI will agree to back-bill and compensate retroactively for such calls once the subsequent agreement is executed retroactive to the effective date of this Agreement.

                21.3.1   USAGE SENSITIVE COMPENSATION.

                         All audiotext and mass announcement calls shall be considered toll calls for purposes of reciprocal
                         compensation between the Parties.   Compensation will
                         be paid based on the compensation for toll calls referenced in this Agreement with respect to reciprocal compensation between the Parties, except that such compensation shall be paid by the Party terminating the call, rather than the Party originating the call.

                21.3.2   BILLING AND COLLECTION COMPENSATION.

                         Billing and collection compensation will be dealt with in the separate agreement referenced in this section.


22.    LOCAL INTERCONNECTION DATA EXCHANGE FOR BILLING

       22.1 There are certain types of calls or types of Interconnection that require exchange of billing records between the Parties, including, for example, alternate billed and Toll Free Service calls. The Parties agree that all call types must be routed between the networks, accounted for, and settled among the parties. Certain calls will be handled via the Parties' respective operator service platforms. The
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                Parties agree to utilize, where possible and appropriate,
                existing accounting and settlement systems to bill, exchange records and settle revenue.

       22.2 The exchange of billing records for alternate billed calls (e.g., calling card, bill-to-third number, and collect) will be distributed through the existing CMDS processes, unless otherwise separately agreed to by the Parties.

       22.3 Inter-Company Settlements ("ICS") revenues will be settled through the Calling Card and Third Number Settlement System ("CATS"). Each Party will provide for its own arrangements for participation in the CATS processes, through direct participation or a hosting arrangement with a direct participant.

       22.4 Non-ICS revenue is defined as collect calls, calling card calls, and billed to third number calls which originate on one service provider's network and terminate on another service provider's network in the same Local Access Transport Area ("LATA"). The Parties agree to negotiate and execute an agreement for settlement of non-ICS revenue. This separate arrangement is necessary since existing CATS processes do not permit the use of CATS for non-ICS revenue. The Parties agree that the CMDS system can be used to transport the call records for this traffic.

       22.5 Both Parties will provide the appropriate call records to the intraLATA Toll Free Service provider, thus permitting the service provider to bill its subscribers for the inbound Toll Free Service. No adjustments to bills via tapes, disks or NDM will be made without the mutual agreement of the Parties.


23.    CONSTRUCTION CHARGES

       23.1 All rates, charges and initial service periods specified in this Agreement contemplate the provision of network Interconnection services and access to Network Elements to the extent existing facilities are available. Except for modifications to existing facilities necessary to accommodate Interconnection and access to Network Elements specifically provided for in this Agreement, USWC will consider requests to build additional or further facilities for network Interconnection and access to Network Elements as described in this Section.

       23.2     Resale

                Construction charges associated with the resale of services will be applied in the same manner that construction charges apply to USWC's retail end users. Contracts may be negotiated on an individual case basis when construction is required for large retail or resale customers.

       23.3     LIS and Interoffice Transport

                To the extent that USWC constructs facilities for LIS services and/or interoffice transport, ACI will provide USWC with a forecast of interoffice trunks and switch


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                ports.  USWC will perform a validated traffic engineering
                estimate based on the forecasted demand and will then negotiate an agreed upon quantity of interoffice trunks and switch ports with ACI before constructing facilities. If ACI's forecasted quantity exceeds USWC's validated traffic engineering estimate, and if USWC finds it necessary to construct added facilities, then construction charges will apply to the exceeded quantity. USWC will track utilization of trunks, and when minimum trunk utilization requirements are not met, a recurring charge will apply for all unused trunks below the minimum utilization level.

       23.4     Unbundled Network Elements

                USWC will conduct an individual financial assessment of any request which requires construction of network capacity, facilities, or space for access to or use of unbundled Network Elements. If USWC constructs to fulfill ACI's request for unbundled Network Elements, USWC will bid this construction on a case-by-case basis. USWC will charge for the construction through non-recurring charges and a term agreement for the remaining recurring charge.

       23.5 All necessary construction will be undertaken at the discretion of USWC, consistent with budgetary responsibilities, consideration for the impact on the general body of end users, and without discrimination among the various carriers.

       23.6 A quote for ACI's portion of a specific job will be provided to ACI. The quote will be in writing and will be binding for ninety (90) business days after the issue date. When accepted, ACI will be billed the quoted price and construction will commence after receipt of payment. If ACI chooses not to have USWC construct the facilities, USWC reserves the right to bill ACI for the expense incurred for producing the engineered job design.

       23.7 In the event a construction charge is applicable, ACI's service application date will become the date upon which USWC receives the required payment.


24.    SERVICE PERFORMANCE RESULTS

       24.1 USWC agrees to provide to ACI the same level of service that USWC provides to itself and/or its affiliates as determined by measuring and comparing a statistically significant number of activities listed below.

                24.1.1 For those services procured by ACI and unless otherwise noted below, USWC shall measure its results and those of its affiliates as a percentage. USWC shall also measure the percentage results of ACI.

                         ACI agrees to measure its performance related to these performance indicators in providing service to USWC.

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                24.1.2   In some instances, USWC may not provide the listed
                         service to itself or its affiliates. If USWC does not provide a statistically significant number of a listed activity for itself or its affiliates, USWC will provide data which will allow comparison between ACI's performance results and the average performance results of the same performance indicator for a statistically significant number of total activities provided to all other Co-Providers within the state in which the service was provided.

                24.1.3 In no event shall percentage results be provided if the number of measured activities is less than a statistically significant universe of fewer than sixty
                         (60) activities during the time period of measurement.

                24.1.4 The list of performance indicators to be measured are as follows:

                         RESALE INDICATORS
                         Residence Installation Intervals Offered (Facilities in
                                   Place)
                         Business Installation Intervals Offered (Facilities in
                                   Place)
                         Firm Order Confirmations within 48 hours (DS0)
                                   (Facilities in Place)
                         Firm Order Confirmations within 48 hours (DS1)
                                   (Facilities in Place)
                         Firm Order Confirmations within 48 hours (DS3)
                                   (Facilities in Place)
                         Firm Order Confirmations within 48 hours (Switched)
                                   (Facilities in Place)

                         Average Installation Intervals Delivered (Residence)
                                   (Facilities in Place) (Days and Hours)
                         Average Installation Intervals Delivered (Business)
                                   (Facilities in Place) (Days and Hours)
                         Average Installation Intervals Delivered (DS0)
                                   (Facilities in Place) (Days and Hours)
                         Average Installation Intervals Delivered (DS1)
                                   (Facilities in Place) (Days and Hours)
                         Average Installation Intervals Delivered (DS3)
                                   (Facilities in Place) (Days and Hours)
                         Average Installation Intervals Delivered (Switched)
                                   (Facilities in Place) (Days and Hours)

                         Residence Installation Commitments Met (Facilities in
                                   Place)
                         Business Installation Commitments Met (Facilities in
                                   Place)
                         Designed Installation Commitments Met (DS0) (Facilities
                                   in Place)
                         Designed Installation Commitments Met (DS1) (Facilities
                                   in Place)
                         Designed Installation Commitments Met (DS3) (Facilities
                                   in Place)
                         Designed Installation Commitments Met (Switched)
                                   (Facilities in Place)
                         Co-Provider-caused Installation Misses

                         Residence Disconnect Commitments Met
                         Business Disconnect Commitments Met

                         Residence Installation Reports (Repair Report After
                                   Installation) Within 7 Business Days
                         Business Installation Reports (Repair Report After
                                   Installation) Within 7 Business Days
                         Designed Installation Reports (Repair Report After
                                   Installation) Within 30 Business Days (DS0)

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                         Designed Installation Reports (Repair Report After
                                   Installation) Within 30 Business Days (DS1)
                         Designed Installation Reports (Repair Report After
                                   Installation) Within 30 Business Days (DS3)
                         Designed Installation Reports (Repair Report After
                                   Installation) Within 30 Business Days
                                   (Switched Access)

                         Residence Percent Out of Service Cleared < 24 hours Business Percent Out of Service Cleared in < 24 hours Designed Percent Out of Service Cleared < 4 hours (DS0) Designed Percent Out of Service Cleared in < 4hours
                                   (DS1)
                         Designed Percent Out of Service Cleared < 4 hours (DS3) Designed Percent Out of Service Cleared in < 4 hours
                                   (Switched)

                         Residence Percent Out of Service and Service Affecting
                                   Cleared < 48 hours
                         Business Percent Out of Service and Service Affecting
                                   Cleared < 48 hours

                         Residence Repair Commitments Met
                         Business Repair Commitments Met

                         Residence Repair Repeated Reports Within 30 Business
                                   Days
                         Business Repair Repeated Reports Within 30 Business
                                   Days
                         Designed Repair Repeated Reports Within 30 Business
                                   Days (DS0)
                         Designed Repair Repeated Reports Within 30 Business
                                   Days (DS1)
                         Designed Repair Repeated Reports Within 30 Business
                                   Days (DS3)
                         Designed Repair Repeated Reports Within 30 Business
                                   Days (Switched)
                         Residence Report Rate per 100 Lines
                         Business Report Rate per 100 lines
                         Co-Provider-caused Trouble Reports



                         UNBUNDLED LOOP INDICATORS
                         Firm Order Confirmations Within 48 hours (Facilities in
                                   Place) 2 Wire
                         Firm Order Confirmations Within 48 hours (Facilities in
                                   Place) 4 Wire
                         Average Installation Intervals Delivered (Facilities in
                                   Place) 2 Wire (Days and Hours)
                         Average Installation Intervals Delivered (Facilities in
                                   Place) 4 Wire (Days and Hours)
                         Percent Installation Commitments Met (Facilities in
                                   Place) 2 Wire
                         Percent Installation Commitments Met (Facilities in
                                   Place) 4 Wire
                         Installation Reports Within 30 Business Days 2 Wire Installation Reports Within 30 Business Days 4 Wire Percent Out of Service Cleared in < 24 hours 2 Wire Percent Out of Service Cleared in < 24 hours 4 Wire Percent Out of Service and Service Affecting Cleared
                                   in < 48 hours 2 Wire
                         Percent Out of Service and Service Affecting Cleared
                                   in < 48 hours 4 Wire
                         Mean Time to Restore 2 Wire
                         Mean Time to Restore 4 Wire
                         Repair Repeated Reports Within 30 Business Days 2 Wire Repair Repeated Reports Within 30 Business Days 4 Wire

                         LIS TRUNK INDICATORS
                         Firm Order Confirmations Within Six Business Days
                                   (Facilities in Place)
                         Average Installation Intervals Delivered (Facilities in
                                   Place) (Days and Hours)
                         Installation Commitments Met (Facilities in Place) Installation Reports Within 30 Business Days

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                         Out of Service Cleared in < 4 hours
                         Repair Repeated Reports Within 30 Business Days Co-Provider-caused Trouble Reports


       24.2 Failure to Meet the Service Standard. If during a specified review period, the performing Party fails to deliver the same level of service that it provides to itself, such Party will use its best efforts to meet the service standard for the next specified review period. If the performing Party fails to meet the service standard for two consecutive periods, the Parties agree, in good faith, to attempt to resolve such issues through negotiation or pursuant to the Dispute Resolution section of this Agreement. This paragraph shall not be construed to waive either Party's right to seek legal or regulatory intervention as provided by state or federal law.

       24.3 The performing Party's failure to meet the service standard cannot be as a result, directly or indirectly, of a Delaying Event. A "Delaying Event" means (a) a failure by the receiving Party to perform any of its obligations set forth in this Agreement, (b) any delay, act or failure to act by an end user, agent or subcontractor of the receiving Party or (c) any Force Majeure Event. If a Delaying Event prevents the performing Party from performing a measured activity, then such measured activity shall be excluded from the calculation of the performing Party's compliance with the service standard.

       24.4 Records. Each Party shall maintain complete and accurate records, for the specified review period of its performance under this Agreement for each measured activity and its compliance with the service standard. Each Party shall provide to the other such records in a self-reporting format. Such records shall be in the format kept in the performing Party's ordinary course of business. The Parties agree that such records shall be deemed "Proprietary Information".

       24.5 Cost Recovery. Each Party reserves the right to recover the costs associated with the creation of the above reports and standards through a future proceeding before a regulatory body. Such a proceeding may address a wide range of implementation costs not otherwise recovered through charges established herein.


25.    IMPLEMENTATION SCHEDULE

       25.1 Within six months from the date of final approval of this Agreement, the Parties agree to make a good faith effort to complete each of the following interconnection arrangements:

                25.1.1 Two-way trunk groups, as listed in Section 6.7.2 herein, necessary for the mutual exchange of traffic.

                25.1.2   E-911 trunking and database access.

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                25.1.3   SS7 Interconnection and Certification.

                25.1.4 Directory Listings Arrangements and Directory Assistance Interconnection.

                25.1.5   Access to Unbundled Loops in at least one wire center.

                25.1.6 Completion of Physical Collocation arrangements in at least one USWC Wire Center.

                25.1.7 Completion of inter-carrier billing arrangements necessary for the joint provision of Switched Access Services and for reciprocal traffic exchange.

26.    MISCELLANEOUS TERMS

       26.1     GENERAL PROVISIONS

                26.1.1 Each Party shall use its best efforts to comply with the Implementation Schedule.

                26.1.2 The Parties are each solely responsible for participation in and compliance with national network plans, including the National Network Security Plan and the Emergency Preparedness Plan.

                26.1.3 Each Party is solely responsible for the services it provides to its end users and to other
                         Telecommunications Carriers.

                26.1.4 The Parties shall work cooperatively to minimize fraud associated with third-number billed calls, calling card calls, and any other services related to this Agreement.

       26.2     TERM OF AGREEMENT

                This Agreement shall become effective upon Commission approval, pursuant to Sections 251 and 252 of the Act, shall terminate on ________ __, 19__, and shall be binding upon the Parties during that term, notwithstanding Section 252(i) of the Act. The Parties agree to commence negotiations on a new agreement no later than 135 calendar days prior to the termination date specified above; provided that ACI, consistent with Section 252(i) of the Act, may opt into a then-existing, valid interconnection agreement, in its entirety, at the conclusion of the term of this Agreement. In the event that negotiations are not concluded as of the termination date specified above, the window of opportunity to file for arbitration to resolve outstanding contractual issues in accordance with the Act, will open upon the termination date specified above.

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       26.3     PAYMENT

                26.3.1 Amounts payable under this Agreement are due and payable within thirty (30) business days after the date of invoice.

                26.3.2 Except as specified in the Resale section of this Agreement or elsewhere in this Agreement, any amount due and not paid by the due date stated above shall be subject to a late charge equal to either i) 0.03 percent per day compounded daily for the number of calendar days from the payment due date to and including, the date of payment, that would result in an annual percentage rate of 12% or ii) the highest lawful rate, whichever is less. If late payment charges for services are not permitted by local jurisdiction, this provision shall not apply.

                26.3.3 Should ACI dispute any portion of the monthly billing under this Agreement, ACI will notify USWC in writing within thirty (30) business days of the receipt of such billing, identifying the amount and details of such dispute. ACI shall pay all amounts due. Both ACI and USWC agree to expedite the investigation of any disputed amounts in an effort to resolve and settle the dispute prior to initiating any other rights or remedies. Should the dispute be found in ACI's favor, USWC will reimburse ACI the resolved amount plus interest from the date of payment at the late payment factor of the Intrastate Access Service Tariffs, General Regulations for the state in which the service is rendered.

                26.3.4 If ACI is repeatedly delinquent in making its payments, USWC may, in its sole discretion, require a deposit to be held as security for the payment of charges. "Repeatedly delinquent" means being thirty (30) business days or more delinquent for three (3) consecutive months. The deposit may not exceed the estimated total monthly charges for a two (2) month period. The deposit may be a cash deposit, a letter of credit with terms and conditions acceptable to USWC in its sole discretion, or some other form of mutually acceptable security.

                26.3.5 Interest will be paid on cash deposits at the rate applying to deposits under applicable Commission rules, regulations, or Tariffs. Cash deposits and accrued interest will be credited to ACI's account or refunded, as appropriate, upon the earlier of the termination of this Agreement or one full year of timely payments in full by ACI. The fact that a deposit has been made does not relieve ACI from any requirements of this Agreement.

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       26.4     TAXES

                Each Party purchasing services hereunder shall pay or otherwise be responsible for all federal, state, or local sales, use, excise, gross receipts, transaction or similar taxes, fees or surcharges levied against or upon such purchasing Party (or the providing Party when such providing Party is permitted to pass along to the purchasing Party such taxes, fees or surcharges), except for any tax on either Party's corporate existence, status or income. Whenever possible, these amounts shall be billed as a separate item on the invoice. To the extent a sale is claimed to be for resale tax exemption, the purchasing Party shall furnish the providing Party a proper resale tax exemption certificate as authorized or required by statute or regulation by the jurisdiction providing said resale tax exemption. Failure to timely provide said resale tax exemption certificate will result in no exemption being available to the purchasing Party.

       26.5     FORCE MAJEURE

                Neither Party shall be liable for any delay or failure in performance of any part of this Agreement from any cause beyond its control and without its fault or negligence including, without limitation, acts of nature, acts of civil or military authority, government regulations, embargoes, epidemics, terrorist acts, riots, insurrections, fires, explosions, earthquakes, nuclear accidents, floods, work stoppages, equipment failure, power blackouts, volcanic action, other major environmental disturbances, unusually severe weather conditions, inability to secure products or services of other persons or transportation facilities or acts or omissions of transportation carriers (collectively, a "Force Majeure Event"). In the event of a labor dispute or strike the Parties agree to provide service to each other at a level equivalent to the level they provide themselves.

       26.6     LIMITATION OF LIABILITY

                26.6.1 Each Party shall be liable to the other for direct damages, as described in this section, for any loss, defect or equipment failure resulting from the causing Party's conduct or the conduct of its agents or contractors in performing the obligations contained in this Agreement.

                26.6.2 Except for indemnity obligations, each Party's liability to the other Party for any loss relating to or arising out of any negligent act or omission in its performance of this Agreement, whether in contract or in tort, shall be limited to the total amount that is or would have been charged to the other Party by such negligent or breaching Party for the service(s) or function(s) not performed or improperly performed.

                26.6.3 Neither Party shall be liable to the other under this Agreement for indirect, incidental, consequential, or special damages, including

                                                                        PAGE 97

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                         (without limitation) damages for lost profits, lost
                         revenues, lost savings suffered by the other Party regardless of the form of action, whether in contract, warranty, strict liability, tort, including (without limitation) negligence of any kind and regardless of whether the Parties know the possibility that such damages could result.

                26.6.4 Nothing contained in this Section shall limit either Party's liability to the other for intentional, malicious misconduct.

                26.6.5 Nothing contained in this Section shall limit either Party's obligations of indemnification as specified in the Indemnity Section of this Agreement.

       26.7     INDEMNITY

                26.7.1 With respect to third party claims, each of the Parties agrees to release, indemnify, defend and hold harmless the other Party and each of its officers, directors, employees and agents (each an "Indemnitee") from and against and in respect of any loss, debt, liability, damage, obligation, claim, demand, judgment or settlement of any nature or kind, known or unknown, liquidated or unliquidated including, but not limited to, costs and attorneys' fees, whether suffered, made, instituted, or asserted by any other party or person, for invasion of privacy, personal injury to or death of any person or persons, or for loss, damage to, or destruction of property, whether or not owned by others, resulting from the indemnifying Party's performance, breach of applicable law, or status of its employees, agents and subcontractors; or for failure to perform under this Agreement, regardless of the form of action.

                26.7.2 The indemnification provided herein shall be conditioned upon:

                         26.7.2.1 The indemnified Party shall promptly notify the indemnifying Party of any action taken against the indemnified Party relating to the indemnification. Failure to so notify the indemnifying Party shall not relieve the indemnifying Party of any liability that the indemnifying Party might have, except to the extent that such failure prejudices the indemnifying Party's ability to defend such claim.

                         26.7.2.2 The indemnifying Party shall have sole authority to defend any such action, including the selection of legal counsel, and the indemnified Party may engage separate legal counsel only at its sole cost and expense.

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                         26.7.2.3  In no event shall the indemnifying Party
                                   settle or consent to any judgment pertaining to any such action without the prior written consent of the indemnified Party.

       26.8     INTELLECTUAL PROPERTY

                26.8.1 Each Party hereby grants to the other Party the limited, personal and nonexclusive right and license to use its patents, copyrights and trade secrets but only to the extent necessary to implement this Agreement or specifically required by the then applicable federal and state rules and regulations relating to Interconnection and access to telecommunications facilities and services, and for no other purposes. Nothing in this Agreement shall be construed as the grant to the other Party of any rights or licenses to trademarks.

                26.8.2 The rights and licenses above are granted "AS IS" and the other Party's exercise of any such right and license shall be at the sole and exclusive risk of the other Party. Neither Party shall have any obligation to defend, indemnify or hold harmless, or acquire any license or right for the benefit of, or owe any other obligation or have any liability to, the other based on or arising from any claim, demand, or proceeding (hereinafter "claim") by any third party alleging or asserting that the use of any circuit, apparatus, or system, or the use of any software, or the performance of any service or method, or the provision of any facilities by either Party under this Agreement constitutes infringement, or misuse or misappropriation of any patent, copyright, trade secret, or any other proprietary or intellectual property right of any third party.

                26.8.3 As a condition to the access or use of patents, copyrights, trade secrets and other intellectual property (including software) owned or controlled by a third party to the extent necessary to implement this Agreement or specifically required by the then applicable federal and state rules and regulations relating to Interconnection and access to telecommunications facilities and services, the Party providing access may require the other upon written notice, from time to time, to obtain a license or permission for such access or use, make all payments in connection with obtaining such license, and provide evidence of such license.

                26.8.4 Except as expressly provided in this Intellectual Property Section, nothing in this Agreement shall be construed as the grant of a license, either express or implied, with respect to any patent, copyright, logo, trademark, tradename, trade secret or any other intellectual property right now or hereafter owned, controlled or licensable by either Party. ACI may not use any patent, copyright, logo, trademark, tradename, trade secret or other intellectual

                                                                PAGE 99

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                         property right of USWC or its affiliates without
                         execution of a separate agreement between the Parties.

                26.8.5 ACI shall not, without the express written permission of USWC, state or imply that; 1) ACI is connected, or in any way affiliated with USWC or its affiliates, 2) ACI is part of a joint business association or any similar arrangement with USWC or its affiliates, 3) USWC and its affiliates are in any way sponsoring, endorsing or certifying ACI and its goods and services, or 4) with respect to ACI advertising or promotional activities or materials, that the resold goods and services are in any way associated with or originated from USWC or any of its affiliates. Nothing in this paragraph shall prevent ACI from truthfully describing the Network Elements it uses to provide service to its end users.

                26.8.6 For purposes of resale only and notwithstanding the above, unless otherwise prohibited by USWC pursuant to an applicable provision herein, ACI may use the phrase "ACI is a reseller of U S WEST Communications services" (the "Authorized Phrase") in ACI's printed materials provided:

                         26.8.6.1 The Authorized Phrase is not used in connection with any goods or services other than USWC services resold by ACI.

                         26.8.6.2 ACI's use of the Authorized Phrase does not, in USWC's sole discretion, cause end users to believe that ACI is USWC.

                         26.8.6.3 The Authorized Phrase, when displayed, appears only in text form (ACI may not use the U S WEST logo) with all letters being the same font and point size. The point size of the Authorized Phrase shall be no greater than one fourth the point size of the smallest use of ACI's name and in no event shall exceed 8 point size.

                         26.8.6.4 ACI shall provide all printed materials to USWC for its prior written approval.

                         26.8.6.5 If USWC determines that ACI's use of the Authorized Phrase causes end user confusion, USWC may in its sole discretion, immediately terminate ACI's right to use the Authorized Phrase.

                         26.8.6.6 Upon termination of ACI's right to use the Authorized Phrase or termination of this Agreement, all permission or right to use the Authorized Phrase shall immediately cease to exist and ACI shall immediately cease any and all such

                                                                       PAGE 100

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                                   use of the Authorized Phrase.  ACI shall
                                   either promptly return to USWC or destroy all materials in its possession or control displaying the Authorized Phrase.

                26.8.7 ACI acknowledges the value of the marks "U S WEST" and "U S WEST Communications" (the "Marks") and the goodwill associated therewith and acknowledges that such goodwill is a property right belonging to U S WEST, Inc. and USWC respectively (the "Owners"). ACI recognizes that nothing contained in this Agreement is intended as an assignment or grant to ACI of any right, title or interest in or to the Marks and that this Agreement does not confer any right or license to grant sublicenses or permission to third parties to use the Marks and is not assignable. ACI will do nothing inconsistent with the Owner's ownership of the Marks, and all rights, if any, that may be acquired by use of the Marks shall inure to the benefit of the Owners.
                         ACI will not adopt, use (other than as authorized herein), register or seek to register any mark anywhere in the world which is identical or confusingly similar to the Marks or which is so similar thereto as to constitute a deceptive colorable imitation thereof or to suggest or imply some association, sponsorship, or endorsement by the Owners. The Owners make no warranties regarding ownership of any rights in or the validity of the Marks.

       26.9     WARRANTIES

                NOTWITHSTANDING ANY OTHER PROVISION OF THIS AGREEMENT, THE PARTIES AGREE THAT NEITHER PARTY HAS MADE, AND THAT THERE DOES NOT EXIST, ANY WARRANTY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

       26.10    ASSIGNMENT

                Neither Party may assign or transfer (whether by operation of law or otherwise) this Agreement (or any rights or obligations hereunder) to a third party without the prior written consent of the other Party provided that each Party may assign this Agreement to a corporate affiliate or an entity under its common control or an entity acquiring all or substantially all of its assets or equity by providing prior written notice to the other Party of such assignment or transfer. Any attempted assignment or transfer that is not permitted is void AB INITIO. Without limiting the generality of the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the Parties' respective successors and assigns.

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       26.11    DEFAULT

                If either Party defaults in the payment of any amount due hereunder, or if either Party violates any other provision of this Agreement, and such default or violation shall continue for thirty (30) CALENDAR days after written notice thereof, the other Party may seek legal and/or regulatory relief. The failure of either Party to enforce any of the provisions of this Agreement or the waiver thereof in any instance shall not be construed as a general waiver or relinquishment on its part of any such provision, but the same shall, nevertheless, be and remain in full force and effect.

       26.12    DISCLAIMER OF AGENCY

                Except for provisions herein expressly authorizing a Party to act for another, nothing in this Agreement shall constitute a Party as a legal representative or agent of the other Party, nor shall a Party have the right or authority to assume, create or incur any liability or any obligation of any kind, express or implied, against or in the name or on behalf of the other Party unless otherwise expressly permitted by such other Party. Except as otherwise expressly provided in this Agreement, no Party undertakes to perform any obligation of the other Party whether regulatory or contractual, or to assume any responsibility for the management of the other Party's business.

       26.13    SEVERABILITY

                In accordance with Section 1 of this Agreement, if one or more of the provisions contained herein must be modified because of changes in Existing Rules or modifications to arbitration proceedings, the Parties will negotiate in good faith for replacement language. If replacement language cannot be agreed upon, either Party may seek regulatory intervention, including negotiations pursuant to Sections 251 and 252 of the Act. In all other respects, the provisions of this Agreement are not severable.

       26.14    NONDISCLOSURE

                26.14.1 All information, including but not limited to specifications, microfilm, photocopies, magnetic disks, magnetic tapes, drawings, sketches, models, samples, tools, technical information, data, employee records, maps, financial reports, and market data, (i) furnished by one Party to the other Party dealing with end user specific, facility specific, or usage specific information, other than end user information communicated for the purpose of publication of directory database inclusion, or (ii) in written, graphic, electromagnetic, or other tangible form and marked at the time of delivery as "Confidential" or "Proprietary", or (iii) communicated and declared to the receiving Party at the time of delivery, or by written notice given to the receiving Party within ten
                         (10) business

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                         days after delivery, to be "Confidential" or
                         "Proprietary" (collectively referred to as "Proprietary Information"), shall remain the property of the disclosing Party. A Party who receives Proprietary Information via an oral communication may request written confirmation that the material is Proprietary Information. A Party who delivers Proprietary Information via an oral communication may request written confirmation that the Party receiving the information understands that the material is Proprietary Information.

               26.14.1.1 "Proprietary Information" also includes
                         information or data that is learned by one
                         Party by virtue of the operating relationship between the Parties including while one Party is on the premises (including leased collocation space) of the other Party.

                26.14.2 Upon request by the disclosing Party, the receiving Party shall return all tangible copies of Proprietary Information, whether written, graphic or otherwise, except that the receiving Party may retain one copy for archival purposes.

                26.14.3 Each Party shall keep all of the other Party's Proprietary Information confidential and shall use the other Party's Proprietary Information only in connection with this Agreement. Neither Party shall use the other Party's Proprietary Information for any other purpose except upon such terms and conditions as may be agreed upon between the Parties in writing. Each Party shall use its best efforts to ensure that its retail operations do not have access to, know of, are permitted to obtain, are provided with, obtain disclosure about or otherwise have communicated to it any information defined as Proprietary Information.

                26.14.4 Unless otherwise agreed, the obligations of confidentiality and non-use set forth in this Agreement do not apply to such Proprietary Information as:

                         26.14.4.1 was at the time of receipt already known to
                                   the receiving Party free of any obligation to keep it confidential evidenced by written records prepared prior to delivery by the disclosing Party; or

                         26.14.4.2 is or becomes publicly known through no
                                   wrongful act of the receiving Party; or

                         26.14.4.3 is rightfully received from a third person
                                   having no direct or indirect secrecy or
                                   confidentiality obligation to the disclosing
                                   Party with respect to such information; or

                         26.14.4.4 is independently developed by an employee,
                                   agent, or contractor of the receiving Party which individual is not involved in any manner with the provision of services pursuant to the Agreement and does not have any direct or indirect access to the Proprietary Information; or

                         26.14.4.5 is disclosed to a third person by the
                                   disclosing Party without similar restrictions on such third person's rights; or

                         26.14.4.6 is approved for release by written
                                   authorization of the disclosing Party; or

                         26.14.4.7 is required to be made public by the
                                   receiving Party pursuant to applicable law or regulation provided that the receiving Party shall give sufficient notice of the requirement to the disclosing Party to enable the disclosing Party to seek protective orders.

                26.14.5 Effective Date Of This Section. Notwithstanding any other provision of this Agreement, the Proprietary Information provisions of this Agreement shall apply to all information furnished by either Party to the other in furtherance of the purpose of this Agreement, even if furnished before the date of this Agreement.

       26.15    SURVIVAL

                The Parties' obligations under this Agreement which by their nature are intended to continue beyond the termination or expiration of this Agreement shall survive the termination or expiration of this Agreement.

       26.16    DISPUTE RESOLUTION

                If any claim, controversy or dispute between the Parties, their agents, employees, officers, directors or affiliated agents ("Dispute") cannot be settled through negotiation, it shall be resolved by arbitration conducted by a single arbitrator engaged in the practice of law, under the then current rules of the American Arbitration Association ("AAA"). The Federal Arbitration Act, 9 U.S.C. Secs. 1-16, not state law, shall govern the arbitrability of all Disputes. The arbitrator shall not have authority to award punitive damages. All expedited procedures prescribed by the AAA rules shall apply. The arbitrator's award shall be final and binding and may be entered in any court having jurisdiction thereof. The prevailing Party, as determined by the arbitrator, shall be entitled to an award of reasonable attorneys' fees and costs. The arbitration shall occur in Denver, Colorado. Nothing in this Section shall be construed to waive or limit either Party's right to seek relief from the Commission or the Federal Communications Commission as provided by state or federal law.

                No Dispute, regardless of the form of action, arising out of this Agreement, may be brought by either Party more than two
                (2) years after the cause of action accrues.

       26.17    CONTROLLING LAW

                This Agreement was negotiated by the Parties in accordance with the terms of the Act and the laws of the state where service is provided hereunder. It shall be interpreted solely in accordance with the terms of the Act and the applicable state law in the state where the service is provided.

       26.18    JOINT WORK PRODUCT

                This Agreement is the joint work product of the Parties and has been negotiated by the Parties and their respective counsel and shall be fairly interpreted in accordance with its terms and, in the event of any ambiguities, no inferences shall be drawn against either Party.

       26.19    RESPONSIBILITY FOR ENVIRONMENTAL CONTAMINATION

                Neither Party shall be liable to the other for any costs whatsoever resulting from the presence or release of any environmental hazard that either Party did not introduce to the affected work location. Both Parties shall defend and hold harmless the other, its officers, directors and employees from and against any losses, damages, claims, demands, suits, liabilities, fines, penalties and expenses (including reasonable attorneys' fees) that arise out of or result from
                (i) any environmental hazard that the indemnifying party, its contractors or agents introduce to the work locations or (ii) the presence or release of any environmental hazard for which the indemnifying party is responsible under applicable law.

       26.20    NOTICES

                Any notices required by or concerning this Agreement shall be sent to the Parties at the addresses shown below:

                USWC
                Director - Interconnection Compliance
                1801 California Street, Room 2410
                Denver, Colorado  80202

                Copy to:

                U S WEST Law Department
                General Counsel
                1801 California Street, Room 5100
                Denver, Colorado  80202

                ACI
                Eric Geis
                8787 Complex Drive
                Suite 200
                San Diego, CA  92123

                Each Party shall inform the other of any changes in the above addresses.

       26.21    RESPONSIBILITY OF EACH PARTY

                Each Party is an independent contractor, and has and hereby retains the right to exercise full control of and supervision over its own performance of its obligations under this Agreement and retains full control over the employment, direction, compensation and discharge of all employees assisting in the performance of such obligations. Each Party will be solely responsible for all matters relating to payment of such employees, including compliance with social security taxes, withholding taxes and all other regulations governing such matters. Each Party will be solely responsible for proper handling, storage, transport and disposal at its own expense of all (i) substances or materials that it or its contractors or agents bring to, create or assume control over at work locations or, (ii) waste resulting therefrom or otherwise generated in connection with its or its contractors' or agents' activities at the work locations. Subject to the limitations on liability and except as otherwise provided in this Agreement, each Party shall be responsible for (i) its own acts and performance of all obligations imposed by applicable law in connection with its activities, legal status and property, real or personal and, (ii) the acts of its own affiliates, employees, agents and contractors during the performance of that Party's obligations hereunder.

       26.22    NO THIRD PARTY BENEFICIARIES

                Except as may be specifically set forth in this Agreement, this Agreement does not provide and shall not be construed to provide third parties with any remedy, claim, liability, reimbursement, cause of action, or other privilege.

       26.23    REFERENCED DOCUMENTS

                All references to Sections or Appendices shall be deemed to be references to Sections of, and Appendices to, this Agreement unless the context shall otherwise require. Whenever any provision of this Agreement refers to a technical reference, technical publication, ACI practice, USWC practice, any publication of telecommunications industry administrative or technical standards, or any other document specifically incorporated into this Agreement, it will be deemed to be a reference to the most recent version or edition (including any amendments, supplements, addenda, or successors) of such document that is in effect, and will include the most recent version or edition (including any amendments, supplements, addenda, or successors) of each document incorporated by reference in such a technical reference, technical publication, ACI practice, USWC practice, or publication of industry standards.

       26.24    PUBLICITY AND ADVERTISING

                Neither Party shall publish or use any advertising, sales promotions or other publicity materials that use the other Party's logo, trademarks or service marks without the prior written approval of the other Party.

       26.25    AMENDMENT

                ACI and USWC may mutually agree to amend this Agreement in writing. Since it is possible that amendments to this Agreement may be needed to fully satisfy the purposes and objectives of this Agreement, the Parties agree to work cooperatively, promptly and in good faith to negotiate and implement any such additions, changes and corrections to this Agreement.

       26.26    EXECUTED IN COUNTERPARTS

                This Agreement may be executed in any number of counterparts, each of which shall be deemed an original; but such counterparts shall together constitute one and the same instrument.

       26.27    HEADINGS OF NO FORCE OR EFFECT

                The headings of Sections of this Agreement are for convenience of reference only, and shall in no way define, modify or restrict the meaning or interpretation of the terms or provisions of this Agreement.

       26.28    CANCELLATION CHARGES

                Except as provided pursuant to a Network Element, Bona Fide Request, or as otherwise provided in any applicable Tariff or contract referenced herein, no cancellation charges shall apply.

       26.29    REGULATORY APPROVAL

                The Parties understand and agree that this Agreement will be filed with the Commission and may thereafter be filed with the FCC and shall, at all times, be subject to review by the Commission or the FCC. In the event any such review rejects any portion of this Agreement, renders it inoperable or creates any ambiguity of requirement for further amendment, the Parties agree to meet and negotiate in good faith to arrive at a mutually acceptable modification.

       26.30    COMPLIANCE

                Each Party shall comply with all applicable federal, state, and local laws, rules and regulations applicable to its performance under this Agreement.

       26.31 COMPLIANCE WITH THE COMMUNICATIONS LAW ENFORCEMENT ACT OF 1994 ("CALEA")

                Each Party represents and warrants that any equipment, facilities or services provided to the other Party under this Agreement comply with CALEA. Each Party shall indemnify and hold the other Party harmless from any and all penalties imposed upon the other Party for such noncompliance and shall at the non-compliant Party's sole cost and expense, modify or replace any equipment, facilities or services provided to the other Party under this Agreement to ensure that such equipment, facilities and services fully comply with CALEA.

       26.32    COOPERATION

                The Parties agree that this Agreement involves the provision of USWC services in ways such services were not previously available and the introduction of new processes and procedures to provide and bill such services. Accordingly, the Parties agree to work jointly and cooperatively in testing and implementing processes for pre-ordering, ordering, maintenance, provisioning and billing and in reasonably resolving issues which result from such implementation on a timely basis.

       26.33    ENTIRE AGREEMENT

                This Agreement constitutes the entire agreement between the Parties and supersedes all prior oral or written agreements, representations, statements, negotiations, understandings, proposals and undertakings with respect to the subject matter hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized representatives.

ACI                                        U S WEST COMMUNICATIONS, INC.


--------------------------------              --------------------------------
Signature                                     Signature

--------------------------------              --------------------------------
Name Printed/Typed                            Name Printed/Typed


--------------------------------              --------------------------------
Title                                         Title


--------------------------------              --------------------------------
Date                                          Date

                               APPENDIX A

                          SCHEDULE TO EXHIBIT 10.2

The Registrant has entered into Interconnection Agreements in substantially the same form as attached hereto for the following states: Arizona, Colorado, Minnesota and Oregon. These agreements are substantially identical in all material respects except as to the following:

DATE OF AGREEMENT   August 27, 1998

APPENDIX A:

For Arizona, Colorado, Minnesota and Oregon, respectively, replace Appendix A in its entirety as follows:

FOR ARIZONA:

Replace Appendix A in its entirety as follows:

                                      APPENDIX A

                                       ARIZONA

These rates reflect the final Arizona Cost Docket Rates Number U-3021-96-448 et al. In the event that ACI wishes to order an element described in this Agreement but not contained in Docket U-3021-96-448, the following will be applicable. For Interconnection, Resold Services and Unbundled Network Elements, ACI and USWC agree to use state-specified permanent rates where established, or where no state-specified permanent rate exists, the Parties agree to use the state-specified interim rates where established. Where no state-specified permanent or interim rates exist, the Parties agree to use the ordered and approved AT&T rates as interim rates until such time as the state Commission issues an order implementing approved permanent or interim rates. Where no state-specific or approved AT&T rates exist, USWC TELRIC rates will be used. Upon issuance of an order by the state Commission setting state-specified permanent rates, USWC will move ACI to such approved rates for those states and true up the amounts charged to that point under state interim rates, AT&T approved rates or USWC TELRIC rates, from the effective date of the agreement. If either state-specified interim or permanent or approved AT&T rates are later modified upon appeal, on a retroactive basis, a true up will occur. For purposes of this Agreement, "Rates" include rate structure.


1    RESALE

     1.1     Services not available for Resale
             -   Customer Premises Equipment (separately or in a package)
             -   Enhanced Services
             -   Inside Wire (including installation, sale or maintenance)
             -   USW Calling Card
             -   Concession Service
             -   Promotions of less than 90 days

     1.2 Except as qualified below, all USW Telecommunications Services shall be available for Resale at the following discounts:
              Basic Residential Line Service:  12% discount
              Basic Business Line Service:  18% discount
              All other USW Telecommunication Services:  18% discount


                                                                       Page 113



             1.2.1 The following services are available only to the same class of customer eligible to purchase that service from USW:
                  - Grandfathered
                  - Residence
                  - Lifeline/Link-up

             1.2.2 The following services are available for resale under this Agreement but are not included in the wholesale pricing reflected above:
                  - Public Access Lines
                  - Private Line used for Special Access

             1.2.3 IntraLATA Toll Charges - [Co-Provider] shall have its choice of obtaining USW provided intraLATA toll for resale at an 18% discount or, in Arizona, providing its own intraLATA toll. Whichever toll provisioning arrangement [Co-Provider] selects (either USW provided or intraLATA toll self provisioned by [Co-Provider]) shall apply uniformly to all lines resold by [Co-Provider].


     1.3     Customer Transfer Charge                                                                           NONRECURRING

        The following nonrecurring charges apply when converting a USW account to a [Co-Provider] account or when changing an end user from one Reseller to another.

             1.3.1   POTS Service, per line
                     Residence                                                                                         $5.00
                     Business                                                                                          $5.00

             1.3.2   Private Line Transport Services
                      First Circuit                                                                                    45.08*
                      Additional Circuit, per circuit, same CSR                                                        31.19*
             1.3.3   Advanced Communications Services, per circuit                                                     50.48*
                      *USW regional rate
     1.4     Product Specific Nonrecurring Charge:  As set forth in USW tariffs, the product specific nonrecurring charges, discounted by 18%, will apply when additional lines or trunks are added or when the end user adds features or services to existing lines or trunks.



2    RECIPROCAL TRAFFIC EXCHANGE
                                                                                                 RECURRING      NONRECURRING

     2.1    Entrance Facilities
            2.1.1  DS1                                                                               $89.42          $256.87
            2.1.2  DS3                                                                              $357.16          $256.87

     2.2    LIS EICT
            2.2.1  DS1                                                                                $4.28          $256.87
            2.2.2  DS3                                                                               $14.98          $269.78

     2.3   Direct Trunked Transport                                                     FIXED      PER MILE     NONRECURRING


                                                                       Page 114

           2.3.1   DS1  0 Miles                                                            $0            $0               $0
                   DS1 Over 0 to 8 Miles                                               $35.98         $0.65
                   DS1 Over 8 to 25 Miles                                              $35.99         $0.94
                   DS1 Over 25 to 50 Miles                                             $38.00         $1.75
                   DS1 Over 50 Miles                                                   $36.00         $1.57

           2.3.2   DS3  0 Miles                                                            $0            $0               $0
                   DS3 Over 0 to 8 Miles                                              $243.17        $13.32
                   DS3 Over 8 to 25 Miles                                             $246.16        $15.90
                   DS3 Over 25 to 50 Miles                                            $250.66        $22.91
                   DS3 Over 50 Miles                                                  $249.26        $22.49


                                                                                                  RECURRING     NONRECURRING

           2.3.3   Multiplexing, DS3 to DS1                                                         $196.85          $164.00

     2.4   Local Traffic

           2.4.1   Call Termination
                   End office call termination, per minute of use                                 $0.002800

           2.4.2   Tandem Switched Transport

                   (H)2.4.2.1  Tandem Switching, per MOU                                          $0.001400
                   2.4.2.2     Tandem Transmission, per MOU, all mileage bands                    $0.000880

     2.5   Cancellation Charge (LIS Trunks)                                               Applicable State Switched Access
                                                                                                       Tariff
     2.6   Expedite Charge (LIS Trunks)                                                   Applicable State Switched Access
                                                                                                       Tariff

     2.7   Construction Charges                                                                        ICB               ICB


                                                                                             RECURRING       NONRECURRING

     2.8   Stranded Capacity Charge
                DS1                                                                      See DS1 Direct       Applicable DS1
                                                                                         Trunked Transport    Private Line
                                                                                         recurring charge     Transport
                                                                                         (fixed and per       Service Tariff
                                                                                         mile) for 10         nonrecurring
                                                                                         years                charge.

                DS3                                                                      See DS3 Direct       Applicable DS3
                                                                                         Trunked Transport    Private Line
                                                                                         recurring charge     Transport
                                                                                         (fixed and per       Service Tariff
                                                                                         mile) for 10         nonrecurring
                                                                                         years                charge.


                                                                       Page 115

     2.9     Trunk Utilization Charge                                                    See the above DS1 Direct Trunked
                                                                                         Transport rates

     2.10    IntraLATA Toll                                                              USW State Switched Access Tariff

     2.11    Transit Traffic
             2.11.1  Local Transit                                                       See Tandem Switching and Tandem
                                                                                         Transmission rates

             2.11.2  IntraLATA Toll                                                      USW Switched Access Tariff

             2.11.3  Jointly Provided Switched Access                                    Applicable Switched AccessTariff


3      COLLOCATION                                                                                RECURRING     NONRECURRING

     3.1     All Collocation
             3.1.1    Quote Preparation Fee                                                                          2111.51
             3.1.2    Collocation Entrance Facility, per fiber                                        1.52           1184.74
             3.1.3    Collocation Entrance
                      Manhole, per month, per manhole                                                13.81
                      Handhole, per month, per handhole                                               7.61
             3.1.4    Conduit/Innerduct POI to vault, per foot                                         .21
             3.1.5    Core drill, per occurrence                                                                      181.57
             3.1.6    Riser, vault to equipment, per foot                                              .24
             3.1.7    Fiber Optic cable, per 24., per foot                                             .03
             3.1.8    Fiber placement in conduit and riser, per foot                                   .83
             3.1.9    Cooper 25 pair, per foot                                                        .008
             3.1.10   Copper splicing, per splice                                                                      45.64
             3.1.11   Copper placement conduit and riser, per foot                                                       .83
             3.1.12   Coax placement, per foot                                                         .10
             3.1.13   Cable Splicing
                      Per set-up                                                                                      375.40
                      Per fiber spliced                                                                                15.79
             3.1.14   -48 Volt DC power, per ampere                                                  12.89
             3.1.15   -48 Volt DC Power, per foot, per A and B feeder
                      20 Amps                                                                          .21             59.14
                      40 Amps                                                                          .29             80.69
                      60 Amps                                                                          .35             95.34
                      100 Amps                                                                         .22            133.28
                      200 Amps                                                                         .35            208.78
                      300 Amps                                                                         .48            288.33
                      400 Amps                                                                         .62            372.89

             3.1.16   AC Power, per Watt, per month                                                    .03


                                                                                                   REGULAR             AFTER
                                                                                                    HOURS              HOURS

             3.1.17   Inspector Labor, per half hour, minimum 4 hours                                 24.49            36.24


                                                                                                  RECURRING     NONRECURRING


                                                                       Page 116

             3.1.18   SPOT Frame, Block Terminations
                      DS0                                                                              1.29           636.68
                      DS1                                                                               .78           465.73
                      DS3                                                                               .43           254.90
             3.1.19   SPOT Frame, Per Termination
                      DS0                                                                               .01             5.19
                      DS1                                                                               .02            12.29
                      DS3                                                                               .31           186.25

             3.1.20   Security, Per employee, Per C.O.                                                 6.40

             3.1.21   Heating and Air Conditioning                                                      ICB              ICB

             3.1.22   Cable Racking
                      DS0                                                                                                .52
                      DS1                                                                                               1.04
                      DS3                                                                                                .67
             3.1.23   Channel Regeneration
                      3.1.23.1  DS1 Regeneration                                                       6.30                0
                      3.1.23.2  DS3 Regeneration                                                      41.32                0

                                                                                                    REGULAR            AFTER
                                                                                                     HOURS             HOURS
     3.2     Virtual Collocation
             3.2.1    Maintenance Labor, per half hour                                                22.20            31.57
             3.2.2    Training Labor, per half hour                                                   23.95
             3.2.3    Engineering, per half hour                                                      24.55            35.25
             3.2.4    Installation, per half hour                                                     23.73            33.20


                                                                                                  RECURRING     NONRECURRING

             3.2.5   Equipment Bay-recurring, per shelf                                                6.41

     3.3     Physical Collocation
             3.3.1   Cage Enclosure                                                                     ICB              ICB
             3.3.2   Floor Space Lease
                     Zone 1                                                                            2.75
                     Zone 2                                                                            2.28
                     Zone 3                                                                            2.06
             3.3.3   Back up AC Power, per foot
                     20 Amp, Single Phase                                                               .02             9.78
                     20 Amp, Three Phase                                                                .02            11.08
                     30 Amp, Single Phase                                                               .02            10.21
                     30 Amp, Three Phase                                                                .02            12.38
                     40 Amp, Single Phase                                                               .02            11.23
                     40 Amp, Three Phase                                                                .02            13.82
                     50 Amp, Single Phase                                                               .02            12.52
                     50 Amp, Three Phase                                                                .03            15.74
                     60 Amp, Single Phase                                                               .02            13.58
                     60 Amp, Three Phase                                                                .03            17.46
                     100 Amp, Single Phase                                                              .03            15.78
                     100 Amp, Three Phase                                                               .04            22.18


                                                                       Page 117

             3.3.4   Grounding
                     2/0 AWG                                                                          .1194             5.97
                     1/0 AWG                                                                          .1763             8.82
                     4/0 AWG                                                                          .2096            10.48
                     350 kcmil                                                                        .3228            16.14
                     500 kcmil                                                                        .3765            18.83
                     750 kcmil                                                                        .4672            23.36

             3.3.5   Humidification, per leased physical space                                        28.03

     3.4     Common Physical Collocation                                                       See the Physical Collocation
                                                                                               rates above, without the cage
                                                                                               Enclosure or Grounding rates.


4    UNBUNDLED NETWORK ELEMENTS                                                                RECURRING        NONRECURRING

     4.1     Expanded Interconnection Channel Termination
             4.1.1   EICT Per Termination
                     DS0 2 wire                                                                         .44           383.30
                     DS0 4 wire                                                                         .86           383.30
                     DS1 Per each Termination                                                          4.28           256.87
                     DS3 Per each Termination                                                         14.98           269.78


                                                                             FIXED             PER MILE       NONRECURRING
     4.2     Unbundled Dedicated Interoffice Transport (UDIT)
             4.2.1    DS1 UDIT                                                                                       $302.91
                      DS1 0 Miles                                                 $0                     $0
                      DS1 Over 0 to 8 Miles                                   $35.98                  $0.65
                      DS1 Over 8 to 25 Miles                                  $35.99                  $0.94
                      DS1 Over 25 to 50 Miles                                 $36.00                  $1.75
                      DS1 Over 50 Miles                                       $36.00                  $1.59

             4.2.2    DS3 UDIT                                                                                       $302.91
                      DS3 0 Miles                                                 $0                     $0
                      DS3 Over 0 to 8 Miles                                  $243.17                 $13.32
                      DS3 Over 8 to 25 Miles                                 $246.15                 $15.90
                      DS3 Over 25 to 50 Miles                                $250.66                 $22.91
                      DS3 Over 50 Miles                                      $249.26                 $22.49

             4.2.3    DS0 UDIT                                                                                         Under
                                                                                                                 Development
                      DS0 0 Miles                                                  0                      0
                      DS0 Over 0 to 8 Miles                                     5.05                      0
                      DS0 Over 8 to 25 Miles                                    5.05                      0
                      DS0 Over 25 to 50 Miles                                   5.05                      0
                      DS0 Over 50 Miles                                         5.05                      0

                                                                                                  RECURRING     NONRECURRING
                      DS0 UDIT Low Side Channelization                                         Under
                                                                                               Development



                                                                       Page 118

             4.2.4    Multiplexing
                      DS3 to DS1                                                                     196.85           164.00
                      DS1 to DS0                                                                     200.08           289.37
             4.2.5    DS1/DS0 Low Side Channelization                                          Under
                                                                                               Development

      4.3    Unbundled Customer Controlled Rearrangement Element (UCCRE)
             4.3.1    DS1 Port                                                                 Under
                                                                                               Development

             4.3.2    DS3 Port                                                                 Under
                                                                                               Development
             4.3.3    Network Controller                                                       Under
                                                                                               Development
             4.3.4    Dial Up Access                                                           Under
                                                                                               Development
             4.3.6    DS1                                                                                              Under
                                                                                                                 Development
             4.3.7    DS3                                                                                              Under
                                                                                                                 Development
             4.3.8    Virtual Ports                                                                                    Under
                                                                                                                 Development
             4.3.9    Basic Installation                                                                               Under
                                                                                                                 Development

      4.4    Unbundled Loops
             4.4.1    Analog Loops
                      4.4.1.1  2-wire voice grade                                                    $21.98
                      4.4.1.2  4wire voice grade                                                     $22.90

             4.4.2    Non-loaded Loops
                      4.4.2.1  2-wire Non-loaded Loop                                                $21.98
                      4.4.2.2  4-wire Non-loaded Loop                                                $22.90
                      4.4.2.3  Unloading/Conditioning Charge                                                         $114.80

             4.4.3    Digital Capable Loops
                      4.4.3.1  Basic rate ISDN capable Loop                                           21.98
                      4.4.3.2  DS1 capable Loop                                                       89.42
                      4.4.3.3  Regeneration
                                  DS1                                                                 12.60
                                  DS3                                                                 82.63
                      4.4.3.4  Extension Technology                                                   $6.75

             4.4.4    Loop Installation Charges
                      4.4.4.1  Basic Installation
                                  First DS1 Installation                                                              482.00
                                  First Analog Installation                                                            45.92
                                  Each Additional Analog Installation                                                  40.92
                                  Residence 2-wire                                                                     40.92
                                  Business - 2-wire                                                                    45.92
                                  Residence 4-wire                                                                     41.81
                                  Business 4-wire                                                                      46.92


                                                                       Page 119

                      4.4.4.2  Coordinated Installation Without Cooperative Testing
                                  First Analog Loop                                                                   118.05
                                  Each Additional Analog Loop                                                          59.75
                      4.4.4.3  Basic Installation With Performance Testing
                                  First Analog Loop                                                                   146.06
                                  Each Additional Analog Loop                                                          89.26
                      4.4.4.4  Coordinated Installation With Cooperative Testing
                                  First Analog Loop                                                                   194.22
                                  Each Additional Analog Loop                                                         137.93

     4.5     Network Interface Device (NID)                                                           $0.58           $30.00

     4.6     Tandem Switching
             DS1 Port                                                                                                  Under
                                                                                                                 Development
             Trunk Group/Member                                                                                        Under
                                                                                                                 Development
             Per minute of Use                                                                        0.0014

     4.7     Local Switching
             4.7.1    Analog Line Side Port                                                           $1.61           $42.58*
                      Vertical Features
                          Feature Package 1                                                                            $1.03
                          Feature Package 2                                                                            $5.31
             *If  Loop  and  Switching  are ordered together, this
                  nonrecurring charge does not apply.

             4.7.2    Digital Line Side Port (Supporting BRI ISDN)                                    18.84
                           Nonrecurring, first Port                                                                    94.09
                           Nonrecurring, each additional Port                                                          94.04
                           Vertical Feature Package 3                                          Under
                                                                                               Development

                           Common Block, establish                                                                      118.47
                           Common Block, features                                                                      327.05

             4.7.3    Digital Trunk Ports
                      4.7.3.1  DS1 Local Message Trunk Port                                    Under                   Under
                               (Supporting Local Message Traffic)                              Development       Development
                      4.7.3.2  Message Trunk Group                                             Under                   Under
                                                                                               Development       Development
                      4.7.3.3  DS1 Trunk Port                                                  Under                   Under
                              (Supporting DID/DOD/PB X)                                        Development       Development
                      4.7.3.4  Digital PRI ISDN Trunk Port                                     Under                   Under
                                                                                               Development       Development
             4.7.4    DS0 Analog Trunk Port                                                             ICB              ICB
             4.7.5    Local originating usage, per minute of use                                      .0028

     4.8     Customized Routing

             4.8.1    Development of Custom Line Class Code                                                              ICB
             4.8.2    Installation Charge, per switch                                                                    ICB
             4.8.3    Local Message Routing                                                                              ICB



                                                                       Page 120

                                                                                                  RECURRING     NONRECURRING

     4.9     Common Channel Signalling/SS7
             4.9.1    STP Port                                                                      $425.00            Under
                                                                                                                 Development
             4.9.2    Options Activation Charge
                      4.9.2.1  Basic Translations
                      First Point Code                                                                                 Under
                                                                                                                 Development
                      Each Additional Point Code                                                                       Under
                                                                                                                 Development
                      4.9.2.2  Database Translations
                      First Point Code                                                                                 Under
                                                                                                                 Development
                      Each Additional Point Code                                                                       Under
                                                                                                                 Development

             4.9.3    Signal Formulation, per Signaling message                                Under
                                                                                               Development
             4.9.4    Signal Transport, per Signaling message                                  Under
                                                                                               Development
             4.9.5    Signal Switching, per Signalling message                                 Under
                                                                                               Development

     4.10    Construction Charges                                                                       ICB              ICB


5      INTERIM NUMBER PORTABILITY                                                                 RECURRING     NONRECURRING

     5.1     Number Ported                                                                               NA            $4.47
     5.2     Additional Call Path                                                                        NA
     5.3     Service Establishment, per route, per switch                                                             $20.65
     5.4     Service Establishment, additional number ported or changes to existing                                    $3.32
             numbers, per number ported
     5.5     Coordinated Out of Hours Cut                                                                              Under
                                                                                                                 Development

6      LOCAL NUMBER PORTABILITY
     6.1     LNP Queries                                                                       FCC Tariff #5

7    911/E911                                                                                             No Charge


8    DIRECTORY ASSISTANCE
     8.1     Regional Directory Assistance, per call                                                  $0.34
     8.2     National Directory Assistance, per call                                                 $0.385
     8.3     Custom Call Branding, setup and recording                                                                 Under
                                                                                                                 Development
     8.4     Call Completion, per call                                                         Under
                                                                                               Development
     8.5     Call Completion Link, per call                                                    Under
                                                                                               Development

9    WHITE PAGES DIRECTORY LISTINGS
     9.1     Primary Listing                                                                              No Charge


                                                                  Page 121


     9.2     Premium/Privacy Listing                                                      General Exchange Tariff Rate, less
                                                                                                  wholesale discount

10   DIRECTORY ASSISTANCE LIST INFORMATION
     10.1    Initial Database Load, per Listing                                                       $0.05
     10.2    Reload of Database, per Listing                                               20% Discount off
                                                                                            of Initial Load
     10.3    Daily Updates, per Listing                                                               $0.06
     10.4    One-time Set Up Free                                                                                $64.06/hour
     10.5    Media Charges for File Delivery
             10.5.1   Electronic transmission                                                        $0.002
             10.5.2   Tapes (charges only apply if this is selected as the normal delivery         $30/tape
                      medium for daily updates)
             10.5.3   Shipping Charges (for tape delivery)                                   Actual rate
                                                                                              charged by
                                                                                           carrier selected

11   TOLL AND ASSISTANCE OPERATOR SERVICES
     11.1    Option A - Per Message
             Operator Handled Calling Card                                                            $0.46
             Machine Handled Call                                                                     $0.18
             Station Call                                                                             $0.84
             Person Call                                                                              $2.05
             Connect to Directory Assistance                                                          $0.55
             Busy Line Verify                                                                         $0.72
             Busy Line Interrupt                                                                      $0.87
             Operator Assistance                                                                      $0.36

     11.2    Option B - Per Operator Work Second and Computer Handled Calls
             Operator Handled, per operator work second                                              $.0200
             Machine Handled, per call                                                                $0.13

12   ADVANCED INTELLIGENT NETWORK (AIN)
     12.1    AIN Service Creation Environment                                                                            ICB
     12.2    Access to AIN Operational Support Systems/Service Management                      Under                   Under
                                                                                               Development       Development
     12.3    AIN Query Processing, per query                                                   Under
                                                                                               Development

13   LINE INFORMATION DATABASE (LIDB)
     13.1    LIDB Storage                                                                                              Under
                                                                                                                 Development
     13.2    Line Validation Administration System Access (LVAS)                                                       Under
                                                                                                                 Development
             13.2.1   LIDB Line Record Initial Load                                                                    Under
                                                                                                                 Development
             13.2.2   Mechanized Service Account Update, per addition or update                Under
                                                                                               Development
             13.2.3   Individual Line Record Audit                                                                     Under
                                                                                                                 Development
             13.2.4   Account Group Audit                                                                              Under
                                                                                                                 Development



                                                                  Page 122


             13.2.5   Expedited Request Charge for Manual Updates                                                      Under
                                                                                                                 Development
     13.3    LIDB Query Service, per query                                                     Under
                                                                                               Development
     13.4    Fraud Alert Notification, per alert                                               Under
                                                                                               Development

14   ACCESS TO POLES, DUCTS, CONDUITS AND RIGHTS OF WAY
     14.1    Pole Inquiry Fee, per mile                                                                              $114.00
     14.2    Innerduct Inquiry Fee, per mile                                                                         $171.00
     14.3    Field Verification Fee                                                                                      ICB
     14.4    Make-Ready Work                                                                                             ICB
     14.5    Pole Attachment Fee, per foot, per year                                                  $2.85
     14.6    Innerduct Occupancy Fee, per foot, per year - Large City Urban                           $2.12
     14.7    Innerduct Occupancy Fee, per foot, per year - Urban                                      $2.09
     14.8    Innerduct Occupancy Fee, per foot, per year - Rural & Suburban

15   8XX DATABASE QUERY SERVICE
     15.1    Per Query                                                                          $0.00117966
     15.2    POTS Translation                                                                   $0.00005115
     15.3    Call Handling & Destination Feature                                                $0.00004194

16   ICNAM, PER QUERY                                                                                $0.016

17   BONA FIDE REQUEST PROCESS
     17.1    Processing Fee                                                                                        $2.128.00

18   CONSTRUCTION CHARGES                                                                               ICB              ICB

19   DAILY USAGE RECORD FILE, PER RECORD                                                             $.0011

20   Category 11 Mechanized Record Charge, per record                                                $.0025



FOR COLORADO:

Replace Appendix A in its entirety as follows:

                                 APPENDIX A

                                  COLORADO

At the time of signature of this Agreement, all rates shall be in accordance with current Colorado tariff.

However, for Interconnection, Resold Services and Unbundled Network Elements, ACI and U S WEST agree to use state-specified permanent rates where established, or where no state-specified permanent rate exists, the Parties agree to use the state-specified interim rates where established. Where no state-specified permanent or interim rates exist, the Parties agree to use the ordered and approved AT&T rates as interim rates until such time as the state Commission issues an order implementing approved permanent or interim rates. Where no state-specified or approved AT&T rates exist, U S WEST TELRIC rates will be used. Upon issuance of an order by the state Commission setting state-specified permanent rates, U S WEST will move ACI to such approved rates for those states and true up the amounts charged to that point under state interim rates, AT&T approved rates or U S WEST TELRIC rates, from the effective date of the agreement. If either state-specified interim or permanent or approved AT&T rates are later modified on appeal, on a retroactive basis, a true up will occur. For purposes of this Agreement, "Rates" include rate structure.

FOR MINNESOTA:

Replace Appendix A in its entirety as follows:


                                 APPENDIX A

                                 MINNESOTA

For Interconnection, Resold Services and Unbundled Network Elements, ACI and U S WEST agree to use state-specified permanent rates where established, or where no state-specified permanent rate exists, the Parties agree to use the state-specified interim rates where established. Where no state-specified permanent or interim rates exist, the Parties agree to use the ordered and approved AT&T rates as interim rates until such time as the state Commission issues an order implementing approved permanent or interim rates. Where no state-specified or approved AT&T rates exist, U S WEST TELRIC rates will be used. Upon issuance of an order by the state Commission setting state-specified permanent rates, U S WEST will move ACI to such approved rates for those states and true up the amounts charged to that point under state interim rates, AT&T approved rates or U S WEST TELRIC rates, from the effective date of the agreement. If either state-specified interim or permanent or approved AT&T rates are later modified on appeal, on a retroactive basis, a true up will occur. For purposes of this Agreement, "Rates" include rate structure.

In accordance with the above paragraph the following rates reflect AT&T arbitrated rates, and where no AT&T arbitrated rates exist then U S WEST TELRIC rates were included.

-------------------------------------------------------------------------------
1    RESALE
-------------------------------------------------------------------------------
     1.1  Services not available for Resale
     -    Customer Premises Equipment (separately or in a package)
     -    Enhanced Services
     -    Inside Wire (including installation, sale or maintenance)
     -    USW Calling Card
     -    Concession Service
     -    Promotions of less than 90 days

     1.2  Except as qualified below, all USW Telecommunications
          Services shall be available for Resale at the following discounts:
           Basic Residential Line Service:  12% discount
           Basic Business Line Service:  18% discount
           All other USW Telecommunication Services:  18% discount

          1.2.1 The following services are available only to the same class of customer eligible to purchase that service from USW:
              - Grandfathered
              - Residence
              - Lifeline/Link-up

          1.2.2 The following services are available for resale under this Agreement but are not included in the wholesale pricing reflected above:
              - Public Access Lines
              - Private Line used for Special Access

          1.2.3 IntraLATA Toll Charges -[Co-Provider] shall have its choice of obtaining USW provided intraLATA toll for resale at an 18% discount or, in Arizona, providing its own intraLATA toll. Whichever toll provisioning arrangement [Co-Provider] selects (either USW provided or intraLATA toll self provisioned by [Co-Provider]) shall apply uniformly to all lines resold by [Co-Provider].

     1.3  Customer Transfer Charge

     The following nonrecurring charges apply when converting a USW account to a [Co-Provider] account or when changing an end user from one Reseller to another.

          1.3.1  POTS CTC
                  1(st) line, Mechanized                             $14.56*
                  Additional line, Mechanized                         $6.57*
                  1st line, Manual                                   $27.52*
                  Additional line, Manual                             $7.12*



                                                                        Page 126


          1.3.2  Private Line Transport Services
                  1(st) Circuit                                       45.08*
                  Additional Circuit, per circuit, same
                  CSR                                                 31.19*

         1.3.3   Advanced Communications Services, per
                  circuit                                             50.48*

                 *USW regional rate

     1.4 Product Specific Nonrecurring Charge: As set forth in USW tariffs, the product specific nonrecurring charges, without discount, will apply when additional lines or trunks are added or when the end user adds features or services to existing lines or trunks.

-------------------------------------------------------------------------------
2  RECIPROCAL TRAFFIC EXCHANGE
-------------------------------------------------------------------------------
                                                       RECURRING  NONRECURRING
     2.1  Entrance Facilities
          2.1.1     DS1                                  $104.09       $543.44
          2.1.2     DS3                                  $417.86       $644.64

     2.2  LIS EICT
          2.2.1     DS1                                    $9.29       $200.00
          2.2.2     DS3                                   $32.53       $300.00

     2.3  Direct Trunked Transport             FIXED     PER MILE  NONRECURRING
          2.3.1     DS1 0 Miles                    $0         $0             0
                    DS1 Over 0 to 8 Miles      $42.11      $0.60
                    DS1 Over 8 to 25 Miles     $42.11      $0.68
                    DS1 Over 25 to 50 Miles    $42.12      $1.96
                    DS1 Over 50 Miles          $42.11      $1.11

          2.3.2     DS3 0 Miles                    $0         $0             0
                    DS3 Over 0 to 8 Miles     $286.44     $12.50
                    DS3 Over 8 to 25 Miles    $287.06     $12.62
                    DS3 Over 25 to 50 Miles   $293.13     $26.36
                    DS3 Over 50 Miles         $268.78     $16.53

RECURRING  NONRECURRING

          2.3.3     Multiplexing, DS3 to DS1             $236.06       $403.25

    2.4   Local Traffic

          2.4.1     Call Termination
                    End office call termination, per
                    minute of use                      $0.002600

          2.4.2     Tandem Switched Transport
               2.4.2.1   Tandem Switching, per MOU     $0.001828

               2.4.2.2   Tandem Transmission, per
                         MOU                             FIXED      PER MILE

               0 Miles                                        $0            $0



                                                                         Page 127

       Over 0 to 8 Miles                               $0.000413     $0.000008
       Over 8 to 25 Miles                              $0.000412     $0.000007
       Over 25 to 50 Miles                             $0.000407     $0.000011
       Over 50 Miles                                   $0.000409     $0.000013

     2.5  Cancellation Charge (LIS Trunks)           Applicable State Switched
                                                           Access Tariff

     2.6  Expedite Charge (LIS Trunks)               Applicable State Switched
                                                           Access Tariff

     2.7  Construction Charges                               ICB           ICB

                                                       RECURRING  NONRECURRING

     2.8  Stranded Capacity Charge
               DS1                                   See DS1       Applicable
                                                     Direct        DS1 Private
                                                     Trunked       Line
                                                     Transport     Transport
                                                     recurring     Service
                                                     charge        Tariff
                                                     (fixed and    nonrecurring
                                                     per mile)     charge.
                                                     for 11 years

               DS3                                   See DS3       Applicable
                                                     Direct        DS3 Private
                                                     Trunked       Line
                                                     Transport     Transport
                                                     recurring     Service
                                                     charge        Tariff
                                                     (fixed and    nonrecurring
                                                     per mile)     charge
                                                     for 11
                                                     years.

     2.9  Trunk Utilization Charge                   See the above DS1 Direct
                                                     Trunked Transport rates

     2.10 IntraLATA Toll                             USW State Switched Access
                                                     Tariff

     2.11 Transit Traffic
          2.11.1   Local Transit                     See Tandem Switching and
                                                     Tandem Transmission rates
                                                     above.

          2.11.2   IntraLATA Toll                    USW Switched Access Tariff

          2.11.3   Jointly Provided Switched         Applicable Switched Access
                   Access                            Tariff

-------------------------------------------------------------------------------
3  COLLOCATION                                         RECURRING   NONRECURRING
-------------------------------------------------------------------------------
     3.1  All Collocation
          3.1.1    Quote Preparation Fee                                2172.83
          3.1.2    Collocation Entrance Facility,            1.68       1548.27
                    per fiber
          3.1.3    Cable Splicing
                Per set-up                                               471.82
                Per fiber spliced                                         37.72
          3.1.4    -48 Volt DC Power, per ampere            19.57
          3.1.5    -48 Volt DC Power Cable, Per
                    Foot, per A and B feeder
                   20 Amp Feed                                .22         69.78
                   40 Amp Feed                                .30         94.62
                   60 Amp Feed                                .34        106.57
                   100 Amp Feed                               .25        146.28


                                                                        Page 128


                   200 Amp Feed                               .39        229.15
                   300 Amp Feed                               .54        316.47
                   400 Amp Feed                               .69        409.28

                                                           REGULAR        AFTER
                                                            HOURS         HOURS

          3.1.6    Inspector Labor, per half hour,
                   minimum 4 hours                          27.58         35.84

                                                        RECURRING   NONRECURRING
          3.1.7    SPOT Frame, Per Termination
                  DS0                                         .02          5.34
                  DS1                                         .02         12.64
                  DS3                                         .30        191.66

          3.1.8    SPOT Frame, Block Terminations
                  DS0, Per 100                               2.04        637.10
                  DS1, Per 28                                 .75        464.20
                  DS3, Per each Termination                   .41        257.78

          3.1.9    Security, Per employee, Per C.O.          6.69

          3.1.10   Heating and Air Conditioning               ICB           ICB

          3.1.11   Cable Racking
                  DS0                                                       .52
                  DS1                                                      1.04
                  DS3                                                       .61

          3.1.12   Channel Regeneration
                3.1.12.1    DS1 Regeneration                                  0
                3.1.12.2    DS3 Regeneration                                  0
                                                            REGULAR       AFTER
                                                             HOURS        HOURS
     3.2  Virtual Collocation
          3.2.1    Maintenance Labor, per 1/2 hour          24.44         32.50
          3.2.2    Training Labor, per 1/2 hour             24.44
          3.2.3    Engineering, per 1/2 hour                23.83         31.88
          3.2.4    Installation, per 1/2 hour               27.58         35.84

                                                       RECURRING   NONRECURRING
          3.2.5    Equipment Bay - recurring, per
                   shelf                                     8.25

     3.3   Physical Collocation
          3.3.1    Cage Enclosure                             ICB           ICB
          3.3.2    Floor Space Lease, per square foot        6.24
          3.3.3    Backup AC Power, per foot


                                                                        Page 129

                  20 Amp, Single Phase                        .02         10.74
                  20 Amp, Three Phase                         .02         12.16
                  30 Amp, Single Phase                        .02         11.21
                  30 Amp, Three Phase                         .02         13.59
                  40 Amp, Single Phase                        .02         12.33
                  40 Amp, Three Phase                         .03         15.17
                  50 Amp, Single Phase                        .02         13.74
                  50 Amp, Three Phase                         .03         17.27
                  60 Amp, Single Phase                        .03         14.90
                  60 Amp, Three Phase                         .03         19.16
                  100 Amp, Single Phase                       .03         17.32
                  100 Amp, Three Phase                        .04         24.34
          3.3.4    Grounding
                  2 AWG                                     .1336          6.55
                  1/0 AWG                                   .1970          9.68
                  4/0 AWG                                   .2343         11.50
                  350 kcmil                                 .3610         17.72
                  500 kcmil                                 .4209         20.66
                  750 kcmil                                 .5224         25.64

     3.4  Common Physical Collocation                See the Physical
                                                     Collocation rates above,
                                                     without the cage
                                                     Enclosure or Grounding
                                                     rates.

-------------------------------------------------------------------------------
4    UNBUNDLED NETWORK ELEMENTS                         RECURRING  NONRECURRING
-------------------------------------------------------------------------------
     4.1  Expanded Interconnection Channel Termination
          4.1.1   EICT Per Termination
                  DS0 2 wire                                  .51
                  DS0 4 wire                                 1.29
                  DS1 Per each Termination                   1.29
                  DS3 Per each Termination                  17.24

                                                  FIXED   PER MILE  NONRECURRING
     4.2   Unbundled Dedicated
    Interoffice Transport (UDIT)
          4.2.1   DS1 UDIT                                              $302.91
                  DS1 0 Miles                          0       $0
                  DS1 Over 0 to 8 Miles            42.11      .60
                  DS1 Over 8 to 25 Miles           42.11      .68
                  DS1 Over 25 to 50 Miles          42.11     1.96
                  DS1 Over 50 Miles                42.11     1.11

          4.2.2   DS3 UDIT                                              $302.91
                  DS3 0 Miles                          0        0
                  DS3 Over 0 to 8 Miles           286.44    12.50
                  DS3 Over 8 to 25 Miles          287.06    12.62
                  DS3 Over 25 to 50 Miles         293.13    26.36
                  DS3 Over 50 Miles               268.78    16.53

          4.2.3  DS0 UDIT                                                  Under
                                                                     Development
                  DS0 0 Miles                          0        0


                                                                        Page 130


                  DS0 Over 0 to 8 Miles            21.18      .10
                  DS0 Over 8 to 25 Miles           21.17      .10
                  DS0 Over 25 to 50 Miles          21.17      .15
                  DS0 Over 50 Miles                21.19      .20


                                                         RECURRING  NONRECURRING
                  DS0 UDIT Low Side                      Under
                  Channelization                         Development

          4.2.4  Multiplexing
                  DS3 to DS1                                 236.06       403.25
                  DS1 to DS0                                 225.98        Under
                                                                     Development

          4.2.5  DS1/DS0 Low Side Channelization         Under
                                                         Development
     4.3  Unbundled Customer Controlled
     Rearrangement Element (UCCRE)
          4.3.1  DS1 Port                                Under
                                                         Development
          4.3.2  DS3 Port                                Under
                                                         Development
          4.3.3  Network Controller                      Under
                                                         Development
          4.3.4  Dial Up Access                          Under
                                                         Development
          4.3.5  Attendant Access                        Under
                                                         Development
          4.3.6  DS1                                                       Under
                                                                     Development
          4.3.7  DS3                                                       Under
                                                                     Development
          4.3.8  Virtual Ports                                             Under
                                                                     Development
          4.3.9  Basic Installation                                        Under
                                                                     Development

     4.4   Unbundled Loops
          4.4.1  Analog Loops
               4.4.1.1  2-wire voice grade                  12.03
               4.4.1.2  4-wire voice grade                  12.03

          4.4.2  Non-loaded Loops
               4.4.2.1  2-wire Non-loaded Loop              12.03
               4.4.2.2  4-wire Non-loaded Loop              12.03
               4.4.2.3  Unloading/Conditioning Charge                     114.80

          4.4.3  Digital Capable Loops
               4.4.3.1  Basic rate ISDN capable Loop        12.03
               4.4.3.2  DS1 capable Loop                   104.09
               4.4.3.3  Regeneration


                                                                        Page 131


                          DS1                               14.56              0
                          DS3                               41.32              0
               4.4.3.4  Extension Technology                 6.75

          4.4.4  Loop Installation Charges
               4.4.4.1  Basic Installation
                           First DS1 Installation                         543.44
                           First Analog                                    92.80
                           Each Additional Analog                              0
               4.4.4.2  Coordinated Installation
                         Without Cooperative Testing
                           First Analog Loop                              121.51
                           Each Additional Analog Loop                     61.48
               4.4.4.3  Basic Installation With
                         Performance Testing
                           First Analog Loop                              148.27
                           Each Additional Analog Loop                         0
               4.4.4.4  Coordinated Installation With
                         Cooperative Testing
                           First Analog Loop                              198.53
                           Each Additional Analog Loop                         0

     4.5  Network Interface Device (NID)                   Not             62.12
                                                       Applicable

     4.6  Tandem Switching
           DS1 Port                                                        Under
                                                                     Development
           Trunk Group/Member                                              Under
                                                                     Development
           Per minute of Use                                .0032
     4.7  Local Switching
          4.7.1   Analog Line Side Port                      1.49
                 Nonrecurring, First Port                                 114.17
                 Nonrecurring, Each Additional                             28.23
                  Port
                   Vertical Features
                     Feature Package 1                       1.03
                     Feature Package 2                       5.31

          4.7.2   Digital Line Side Port                    18.84
                   (Supporting BRI ISDN)
                 Nonrecurring, first Port                                  94.09
                 Nonrecurring, each additional                             94.04
                  Port
                   Vertical Feature Package 3         Under
                                                      Development
                   Common Block, establish                                118.47
                   Common Block, features                                 327.05

          4.7.3  Digital Trunk Ports
               4.7.3.1  DS1 Local Message Trunk Port  Under                Under
                         (Supporting Local Message    Development    Development
                         Traffic)
               4.7.3.2  Message Trunk Group           Under                Under
                                                      Development    Development
               4.7.3.3  DS1 Trunk Port (Supporting    Under                Under
                         DID/DOD/PB X)                Development    Development
               4.7.3.4  Digital PRI ISDN Trunk Port   Under                Under
                                                      Development    Development
          4.7.4  DS0 Analog Trunk Port                        ICB            ICB



                                                                        Page 132

          4.7.5  Local originating usage, per
                 minute of use                              .0026

     4.8  Customized Routing
          4.8.1  Development of Custom Line Class
                 Code                                                        ICB
          4.8.2  Installation Charge, per switch                             ICB
          4.8.3  Local Message Routing                                       ICB


                                                         RECURRING  NONRECURRING
     4.9  Common Channel Signalling/SS7
          4.9.1  STP Port                                 $425.00

          4.9.2  Options Activation Charge
               4.9.2.1  Basic Translations
                 First Point Code                                         Under
                                                                    Development
                 Each Additional Point Code                               Under
                                                                    Development
               4.9.2.2  Database Translations
                 First Point Code                                         Under
                                                                    Development
                 Each Additional Point Code                               Under
                                                                    Development

          4.9.3  Signal Formulation, per Signaling   Under
                  message                            Development
          4.9.4  Signal Transport, per Signaling     Under
                  message                            Development
          4.9.5  Signal Switching, per Signalling    Under
                  message                            Development

     4.10  Construction Charges                               ICB           ICB


-------------------------------------------------------------------------------
5  INTERIM NUMBER PORTABILITY                           RECURRING  NONRECURRING
-------------------------------------------------------------------------------
     5.1   RCF First Number Ported, per service order           *
     5.2   RCF Additional Number Port, per service
            order                                               *
     5.3   RCF Service Establishment, per route, per
            switch                                                             *
     5.4   RCF Service Establishment, per service
            order                                                              *
     5.5   DID, per number Ported                               *
     5.6   DID, Service Establishment, per route, per
            switch                                                             *
     5.7   DID Service Establishment, per service
            order                                                              *
     5.8   DNRI, per number Ported                              *
     5.9   DNRI, Service Establishment, per route, per                         *
            switch
     5.10  DNRI, Service Establishment, per service                            *
            order                                                              *
     5.11  Coordinated Out of Hours Cut                                    Under
                                                                     Development
     *INP Rates are subject to change pursuant to FCC
      cost recovery guidelines or applicable
      Commission ruling.

--------------------------------------------------------------------------------
6  LOCAL NUMBER PORTABILITY
--------------------------------------------------------------------------------
     6.1  LNP Queries                                FCC Tariff #5


                                                                        Page 133


--------------------------------------------------------------------------------
7    911/E911                                                No Charge
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8  DIRECTORY ASSISTANCE
--------------------------------------------------------------------------------
     8.1  Regional Directory Assistance, per call           $0.34
     8.2  National Directory Assistance, per call          $0.385
     8.3  Custom Call Branding, setup and recording                        Under
                                                                     Development
     8.4  Call Completion, per call                         Under
                                                      Development

     8.5  Call Completion Link, per call                    Under
                                                      Development

--------------------------------------------------------------------------------
9  WHITE PAGES DIRECTORY LISTINGS
--------------------------------------------------------------------------------
     9.1  Primary Listing                                    No Charge
     9.2  Premium/Privacy Listing                     General Exchange Tariff
                                                        Rate, less wholesale
                                                             discount

--------------------------------------------------------------------------------
10  DIRECTORY ASSISTANCE LIST INFORMATION
--------------------------------------------------------------------------------
     10.1 Initial Database Load, per Listing                $0.05
     10.2 Reload of Database, per Listing            20% Discount
                                                       off of
                                                     Initial Load
     10.3 Daily Updates, per Listing                        $0.06
     10.4 One-time Set Up Free                                     $64.06/hour
     10.5 Media Charges for File Delivery
          10.5.1    Electronic transmission                $0.002
          10.5.2    Tapes (charges only apply if this
                     is selected as the normal
                     delivery medium for daily
                     updates)                          $30/tape
          10.5.3    Shipping Charges (for tape        Actual rate
                     delivery)                        charged by
                                                       carrier
                                                       selected

--------------------------------------------------------------------------------
11 TOLL AND ASSISTANCE OPERATOR SERVICES
--------------------------------------------------------------------------------
     11.1 Option A - Per Message
           Operator Handled Calling Card                    $0.44
           Machine Handled Call                             $0.20
           Station Call                                     $0.88
           Person Call                                      $2.13
           Connect to Directory Assistance                  $0.45
           Busy Line Verify                                 $0.69
           Busy Line Interrupt                              $0.84
           Operator Assistance                              $0.36

     11.2 Option B - Per Operator Work Second and
     Computer Handled Calls
           Operator Handled, per operator work second      $.0252
           Machine Handled, per call                        $0.16

--------------------------------------------------------------------------------
12 ADVANCED INTELLIGENT NETWORK (AIN)
--------------------------------------------------------------------------------
     12.1 AIN Service Creation Environment                                   ICB
     12.2 Access to AIN Operational Support           Under                Under
     Systems/Service Management                       Development    Development
     12.3 AIN Query Processing, per query             Under
                                                      Development

                                                                        Page 134


--------------------------------------------------------------------------------
13 LINE INFORMATION DATABASE (LIDB)
--------------------------------------------------------------------------------
     13.1 LIDB Storage                                                     Under
                                                                     Development
     13.2 Line Validation Administration System                            Under
           Access (LVAS)                                             Development
          13.2.1    LIDB Line Record Initial Load                          Under
                                                                     Development
          13.2.2    Mechanized Service Account        Under
                     Update, per addition or update   Development
          13.2.3    Individual Line Record Audit                          Under
                                                                    Development
          13.2.4    Account Group Audit                                   Under
                                                                    Development
          13.2.5    Expedited Request Charge for                          Under
                     Manual Updates                                 Development
     13.3 LIDB Query Service, per query               Under
                                                      Development
     13.4 Fraud Alert Notification, per alert         Under
                                                      Development

--------------------------------------------------------------------------------
14 ACCESS TO POLES, DUCTS, CONDUITS AND RIGHTS OF WAY
--------------------------------------------------------------------------------
     14.1 Pole Inquiry Fee, per mile                                     $114.00
     14.2 Innerduct Inquiry Fee, per mile                                $171.00
     14.3 Field Verification Fee                                             ICB
     14.4 Make-Ready Work                                                    ICB
     14.5 Pole Attachment Fee, per foot, per year           $2.00
     14.6 Innerduct Occupancy Fee, per foot, per year
     - Large City Urban                                     $2.59
     14.7 Innerduct Occupancy Fee, per foot, per year
     - Urban                                                $2.54
     14.8 Innerduct Occupancy Fee, per foot, per year
     - Rural & Suburban                                     $2.46

--------------------------------------------------------------------------------
15 8XX DATABASE QUERY SERVICE
--------------------------------------------------------------------------------
     15.1 Per Query                                   $0.00121979
     15.2  POTS Translation                           $0.00006570
     15.3  Call Handling & Destination Feature        $0.00005387

--------------------------------------------------------------------------------
16 ICNAM, PER QUERY                                        $0.016
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
17 BONA FIDE REQUEST PROCESS
--------------------------------------------------------------------------------
     17.1 Processing Fee                                               $2.128.00

--------------------------------------------------------------------------------
18   CONSTRUCTION CHARGES                                     ICB            ICB
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
19   DAILY USAGE RECORD FILE, PER RECORD                   $.0011
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
20   CATEGORY 11 MECHANIZED RECORD CHARGE, PER RECORD      $.0025
--------------------------------------------------------------------------------

FOR OREGON:

Replace Appendix A in its entirety as follows:

                                 APPENDIX A

                                  OREGON

For Interconnection, Resold Services and Unbundled Network Elements, ACI and
U S WEST agree to use permanent rates as specified in the current Oregon tariff, or where no state-specified permanent rate exists, the Parties agree to use the state-specified interim rates where established. Where no state-specified permanent or interim rates exist, the Parties agree to use the ordered and approved AT&T rates as interim rates until such time as the state Commission issues an order implementing approved permanent or interim rates. Where no state-specified or approved AT&T rates exist, U S WEST
TELRIC rates will be used. Upon issuance of an order by the state Commission setting state-specified permanent rates, U S WEST will move ACI to such approved rates for those states and true up the amounts charged to that point under state interim rates, AT&T approved rates or U S WEST TELRIC rates, from the effective date of the agreement. If either state-specified interim or permanent or approved AT&T rates are later modified on appeal, on a retroactive basis, a true up will occur. For purposes of this Agreement, "Rates" include rate structure.


                                                                        PAGE 137